             EV CLASSIC CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
             EV CLASSIC CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
              EV CLASSIC MICHIGAN LIMITED MATURITY MUNICIPALS FUND
             EV CLASSIC NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
                EV CLASSIC OHIO LIMITED MATURITY MUNICIPALS FUND

                                  SUPPLEMENT TO
                                   PROSPECTUS
                                      DATED
                                 AUGUST 1, 1995

         The Funds listed above are no longer offered pursuant to the attached Prospectus.

February 1, 1996                                                      C-LC8/1PS

             EV CLASSIC CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
             EV CLASSIC CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
              EV CLASSIC MICHIGAN LIMITED MATURITY MUNICIPALS FUND
             EV CLASSIC NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
                EV CLASSIC OHIO LIMITED MATURITY MUNICIPALS FUND

                                  SUPPLEMENT TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                      DATED
                                 AUGUST 1, 1995

         The Funds listed above are no longer offered pursuant to the attached Statement of Additional Information.

February 1, 1996

           EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND EV TRADITIONAL NEW YORK LIMITED MATURITY MUNICIPALS FUND

                SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1995

1. EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED PROSPECTUS:

          EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
         EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
           EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND
          EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
             EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND

    Each of these Funds was formerly known as "EV Classic {State Name} Limited Maturity Municipals Fund".

    A. THE FOLLOWING IS ADDED TO "SHAREHOLDER AND FUND EXPENSES":

        SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charges Imposed on Purchases (as a percentage of offering price)                   3.75%
  Sales Charge Imposed on Reinvested Distributions                                                  None
  Fees to Exchange Shares                                                                           None
  Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on
  Redemptions During the First Twelve Months (as a percentage of redemption proceeds
  exclusive of all reinvestments and capital appreciation in the account)                          0.50%

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
        (as a percentage of average daily net assets)


                                   CALIFORNIA      CONNECTICUT      MICHIGAN       NEW JERSEY       OHIO
                                      FUND            FUND            FUND            FUND          FUND
                                      ----       ---------------  -------------  --------------  ----------
            Investment Adviser
              Fee (after any
              fee reduction)          0.46%           0.00%           0.35%           0.46%         0.35%
            Rule 12b-1 Service
              Fees
              (Service Plan)          0.10            0.10            0.10            0.10          0.10
            Other Expenses
              (after expense
              reduction)              0.15            0.47            0.31            0.25          0.35
                                      ---              ---             ---            ---           ---
                Total Operating
                  Expenses
                  (after
                  reductions)         0.71%           0.57%           0.76%           0.81%         0.80%

                 EV TRADITIONAL LIMITED MATURITY MUNICIPAL FUNDS

             EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND
            EV TRADITIONAL NEW YORK LIMITED MATURITY TRADITIONAL FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATE AUGUST 1, 1995

         EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION:

           EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
           EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
            EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND
           EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
              EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND

         The attached Part IIs for the foregoing Funds are added to this Statement of Additional Information. The financial statements for the Funds (each formerly an "EV Classic [State Name] Limited Maturity Municipals Fund") are contained in the attached annual report to shareholders.

February 1, 1996

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular federal income tax and California State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the California Limited Maturity Municipals Portfolio (the "Portfolio"). The Fund changed its name from EV Classic California Limited Maturity Tax Free Fund to EV Classic California Limited Maturity Municipals Fund on December 8, 1995 and to EV Traditional California Limited Maturity Municipals Fund on February 1, 1996.


                           INVESTMENT RESTRICTIONS
    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California
    As of April 1, 1995, the State had approximately $19.2 billion of general obligation bonds outstanding, and $3.3 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

  Recent Financial Results
    Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment was well above the national average through 1994.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

    1993-94 Budget. The 1993-94 budget represented the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.

    Revenues for 1993-94 were $800 million lower than original projections and expenditures were $780 million higher as a result of higher health and welfare caseloads, lower property taxes and lower than anticipated federal government payments for immigration-related costs.

    1994-95 Budget. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projects operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projects the effective receipt of about $770 million from the Federal Government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-96 Budget proposal of January, 1995 included an upward revision of General Fund revenues to $42.4 billion for the 1994-95 fiscal year.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

    Proposed 1995-96 Budget. On January 10, 1995, the Governor presented his proposed fiscal year 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated budget deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save the State about $240 million. The Governor also expects about $800 million in new federal aid for the State's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if the State loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).

  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.

    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 7.9% in April, 1995, a significant improvement over the previous year's level of 9.3% but still above the national rate of 5.8%.

  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    In early June, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $82,343,725. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $418,800 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $278,603 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,971. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995 and for the period from the start of business, December 8, 1993, to March 31, 1994, $34,529 and $8,889, respectively, of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $85,585 under that Plan on the sale of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under that Plan aggregating $86,137, which reduced Uncovered Distribution Charges. As at March 31, 1995 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under that Plan amounted to approximately $1,286,000 (which amount was equivalent to 16.1% of the Fund's net assets on such day). During the fiscal year ended March 31, 1995, the Fund made service fee payments to the Principal Underwriter under the Distribution Plan aggregating $17,159, of which $17,009 was paid as service fee payments to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $260.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $3,884. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $11,626.

BROKERAGE
    For the fiscal year ended March 31, 1995 and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                            AGGREGATE     AGGREGATE         TOTAL COMPENSATION
                           COMPENSATION  COMPENSATION         FROM TRUST AND
NAME                        FROM FUND    FROM PORTFOLIO       FUND COMPLEX
----                       ------------  --------------     ------------------
Donald R. Dwight .........      $34          $1,174(2)          $135,000(4)
Samuel L. Hayes, III .....       33           1,213(3)           147,500(5)
Norton H. Reamer .........       31           1,258              135,000
John L. Thorndike ........       32           1,322              140,000
Jack L. Treynor ..........       34           1,240              140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $199 of deferred compensation.
(3) Includes $393 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION


    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.

RAYMOND E. HENDER (51), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  September 8, 1992. Senior Vice President, Bank of New England (1989-1992). Fidelity Management & Research Company -- Portfolio Manager (1977-1988). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Hender was elected Vice President of the Portfolio on June 19, 1995.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from May 29, 1992 through March 31, 1995 and for the one-year ended March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                                 VALUE OF A $1,000 INVESTMENT*

                                                                          TOTAL RETURN EXCLUDING         TOTAL RETURN INCLUDING
                                     VALUE OF          VALUE OF                SALES CHARGE                   SALES CHARGE
    INVESTMENT        INVESTMENT      INITIAL         INVESTMENT      ------------------------------  -----------------------------
      PERIOD             DATE       INVESTMENT**      ON 3/31/95        CUMULATIVE      ANNUALIZED      CUMULATIVE     ANNUALIZED
------------------  --------------  -------------  -----------------  ---------------  -------------  --------------  -------------
Life of the
Fund                   05/29/92        $975.02         $1,114.33          14.29%           4.82%          11.43%          3.89%
1 Year Ended
03/31/95               03/31/94        $974.54         $1,012.06           3.80%           3.80%          1.21%           1.21%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

** Initial investment less the maximum sales charge of 2.50%. This sales charge is effective February 1, 1996. Prior thereto,
   Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.71%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.71% would be 5.97%, assuming a combined federal and State tax rate of 37.90%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 3.66%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.72%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

                            ADDITIONAL TAX MATTERS

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either federal or California law from taxation by the State of California, provided that at least 50% of the Portfolio's assets at the close of each quarter of its taxable year is invested in such obligations. Distributions from the Fund which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax. Shares of the Fund will not be subject to the California property tax.


    Distributions of investment income and long-term and short-term capital gains from the Fund will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the Fund's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax.


    California tax law resembles federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 62.4% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of June 30, 1995, Painewebber FBO Joan D. McCauley TTEE, San Francisco, CA owned beneficially and of record 6.79% of the outstanding shares of the Fund. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1996 regular federal income tax rates and California State income tax laws and tax rates applicable for 1995.

                                                                                      A FEDERAL AND CALIFORNIA STATE
                                                        COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN             JOINT RETURN          FEDERAL AND        4%      4.5%      5%      5.5%      6%     6.5%     7%
---------------------------  ---------------------      CA STATE        -----------------------------------------------------------
                (TAXABLE INCOME*)                     TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------  -----------------   -----------------------------------------------------------
             Up to $ 24,000         Up to $ 40,100        20.10%          5.01%    5.63%    6.26%    6.88%   7.51%   8.14%   8.76%
        $ 24,001 - $ 58,150    $ 40,101 - $ 96,900        34.70           6.13     6.89     7.66     8.42    9.19    9.95   10.72
        $ 58,151 - $121,300    $ 96,901 - $147,700        37.90           6.44     7.25     8.05     8.86    9.66   10.47   11.27
        $121,301 - $263,750    $147,701 - $263,750        43.04           7.02     7.90     8.78     9.66   10.53   11.41   12.29
              Over $263,750          Over $263,750        46.24           7.44     8.37     9.30    10.23   11.16   12.09   13.02

* Net amount subject to federal and California personal income tax after deductions and exemptions.

+ The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combine tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and
  39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular federal income tax and Connecticut State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Connecticut Limited Maturity Municipals Portfolio (the "Portfolio"). The Fund changed its name from EV Classic Connecticut Limited Maturity Tax Free Fund to EV Classic Connecticut Limited Maturity Municipals Fund on December 8, 1995 and to EV Traditional Connecticut Municipals Fund on February 1, 1996.


                           INVESTMENT RESTRICTIONS

    The Fund may not:


    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            RISKS OF CONCENTRATION


    The following information as to certain Connecticut considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Connecticut issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Connecticut issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Although the manufacturing sector has traditionally been of prime economic importance to Connecticut, the non-manufacturing sector of employment (primarily aircraft engines, helicopters and submarines) now dominate the State's economy. Approximately 82% of the State's non-agricultural employment is in the non-manufacturing sector, with 30% of the total in the service sector, 22% in the wholesale and retail trade sector, and 14% in the government sector. Defense-related business plays an important role in the Connecticut economy, and defense awards to Connecticut have traditionally been among the highest in the nation on a per capita basis. However, in recent years the Federal government has reduced defense-related spending which has had an adverse impact on the Connecticut economy.

    As of April 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 4.9%, compared to 5.86% for the nation. Between March 1994 and March 1995, the State gained 13,700 non-farm jobs, with gains in the services, trade and construction sectors offsetting losses in the manufacturing (durable goods), finance, insurance and real estate sectors of the economy. The State's economy is beginning a slow recovery, constrained by military spending cuts and cost containment pressures in the insurance and biomedical industries. The full economic impact of continued corporate downsizing in the defense and insurance industries may not be fully realized.

    The State derives over 70% of its revenues from taxes imposed by the State. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut personal income tax on individuals, trusts, and estates enacted in 1991 is expected to supersede them in importance. In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax -- a 4 year gradual rate reduction to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998.

    During fiscal 1991-92, the State issued $965.7 million of Economic Recovery Notes, of which $555.6 million remained outstanding as of October 1, 1994. The State ended the 1992-93 fiscal year with a $113.5 million General Fund operating surplus and a $19.7 million General Fund surplus for the 1993- 94 fiscal year.

    The State, its officers and employees are defendants in numerous lawsuits. According to the State Attorney General's Office, an adverse decision in any of the cases summarized herein could materially affect the State's financial position: (i) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (ii) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the grounds that it denies equal access to education; (v) an action in which two retarded persons seek placement outside a State hospital, new programs, and damages on behalf of themselves and all mentally retarded patients at the hospital; (vi) litigation involving claims for refunds of taxes by several cable television companies; (vii) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (viii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a more favorable basis; (ix) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (x) two actions for monetary damages brought by a former patient at a State mental hospital stemming from an attempted suicide that left her brain-damaged; (xi) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals; and (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $17,315,618. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $80,031 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $8,932. For the period from the Portfolio"s start of business, April 16, 1993, to March 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $34,054 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $14,314. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995 and for the period from the start of business, December 27, 1993, to March 31, 1994, $24,567 and $2,897, respectively, of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $16,394 under that Plan on the sale of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under that Plan aggregating $16,580, which reduced Uncovered Distribution Charges. As at March 31, 1995 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under that Plan amounted to approximately $217,000 (which amount was equivalent to 13.7% of the Fund's net assets on such day). During the fiscal year ended March 31, 1995, the Fund made service fee payments to the Principal Underwriter under the Distribution Plan aggregating $3,302, of which $3,236 was paid as service fees to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $115.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $5,331. For the fiscal year end March 31, 1995, the Portfolio paid IBT $9,588.

BROKERAGE
    For the fiscal year ended March 31, 1995, and for the period from the start of business, April 16, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                            AGGREGATE     AGGREGATE         TOTAL COMPENSATION
                           COMPENSATION  COMPENSATION         FROM TRUST AND
NAME                        FROM FUND    FROM PORTFOLIO       FUND COMPLEX
----                       ------------  --------------     ------------------
Donald R. Dwight .........    -- 0 --         $34(2)            $135,000(4)
Samuel L. Hayes, III .....    -- 0 --          33(3)             147,500(5)
Norton H. Reamer .........    -- 0 --          31                135,000
John L. Thorndike ........    -- 0 --          32                140,000
Jack L. Treynor ..........    -- 0 --          34                140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $5 of deferred compensation.
(3) Includes $10 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.


WILLIAM H. AHERN (36), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 16, 1993 through March 31, 1995 and the one-year ended March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 27, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                                 VALUE OF A $1,000 INVESTMENT*

                                                                            TOTAL RETURN EXCLUDING        TOTAL RETURN INCLUDING
                                           VALUE OF        VALUE OF              SALES CHARGE                  SALES CHARGE
       INVESTMENT           INVESTMENT      INITIAL       INVESTMENT     ----------------------------  ----------------------------
         PERIOD                DATE      INVESTMENT**     ON 3/31/95       CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-------------------------  ------------  -------------  ---------------  --------------  ------------  --------------  ------------
Life of the Fund             4/16/93        $975.01        $1,015.69         4.17%          2.11%          4.17%          2.11%
1 Year Ended 3/31/95         3/31/94        $975.36        $1,011.86         3.78%          3.78%          1.19%          1.19%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

** Initial investment less the maximum sales charge of 2.50%. This sales charge is effective February 1, 1996. Prior thereto,
   Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.63%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.63% would be 5.51%, assuming a combined federal and State tax rate of 34.11%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 3.54%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.59%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES As at June 30,

    1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ, was the record owner of approximately 60.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Connecticut State income tax laws and tax rates applicable for 1996.

                                                                                      A FEDERAL AND CONNECTICUT STATE
                                                        COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN             JOINT RETURN          FEDERAL AND        4%      4.5%      5%      5.5%      6%     6.5%     7%
---------------------------  ---------------------      CT STATE        -----------------------------------------------------------
                (TAXABLE INCOME*)                     TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------  -----------------   -----------------------------------------------------------
            Up to $ 24,000          Up to $ 40,100          18.25%        4.89%   5.50%   6.12%   6.73%    7.34%    7.95%    8.56%
       $ 24,001 - $ 58,150     $ 40,101 - $ 96,900          31.24         5.82    6.54    7.27    8.00     8.73     9.45    10.18
       $ 58,151 - $121,300     $ 96,901 - $147,700          34.11         6.07    6.83    7.59    8.35     9.11     9.86    10.62
       $121,301 - $263,750     $147,701 - $263,750          38.88         6.54    7.36    8.18    9.00     9.82    10.63    11.45
             Over $263,750           Over $263,750          42.32         6.93    7.80    8.67    9.54    10.40    11.27    12.14

* Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.

+ The combined federal and Connecticut tax brackets are calculated using the highest Connecticut tax rate within each bracket, reduced by available tax credits. Taxpayers with taxable income within these brackets may have a lower combined tax bracket and taxable equivalent yield than indicated above. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined tax brackets assume that Connecticut taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Connecticut State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Connecticut personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Connecticut personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax, and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Michigan Limited Maturity Municipals Portfolio (the "Portfolio"). The Fund changed its name from EV Classic Michigan Limited Maturity Tax Free Fund to EV Classic Michigan Limited Maturity Municipals Fund on December 8, 1995 and to EV Traditional Michigan Limited Maturity Municipals Fund on February 1, 1996.


                           INVESTMENT RESTRICTIONS

    The Fund may not:


    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            RISKS OF CONCENTRATION

    The following information as to certain Michigan considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Michigan issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Michigan issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For the first time since 1966, the unemployment rate was below the national average. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1994, the Budget Stabilization Fund was $779 million and is projected to reach $1.1 billion for 1995. The Governor has proposed reducing individual and business income taxes. For 1996, revenues are estimated to grow 4.7% while expenditures will grow by a similar rate.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the Legislature is prohibited from raising taxes if doing so would cause total State revenues (except Federal aid) to exceed 10% of State personal income. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $33,198,016. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $163,811 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $40,822. For the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, absent a fee reduction, BMR would have earned advisory fees of $80,215 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction in the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $17,786. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995, $25,718 of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $61,510 under that Plan on the sale of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under that Plan aggregating $61,842, which reduced Uncovered Distribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under that Plan amounted to approximately $856,000 (which amount was equivalent to 12.39% of the Fund's net assets on such day). For the fiscal year ended March 31, 1995, the Fund made service fee payments under the Distribution Plan aggregating $12,347, of which $12,302 was paid as service fee payments to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $297.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Portfolio paid IBT $10,848. For the fiscal year ended March 31, 1995, the Fund paid IBT $5,042.

BROKERAGE
    For the fiscal year ended March 31, 1995 and for the period from the start of business, April 16, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex(1):

                            AGGREGATE     AGGREGATE         TOTAL COMPENSATION
                           COMPENSATION  COMPENSATION         FROM TRUST AND
NAME                        FROM FUND    FROM PORTFOLIO       FUND COMPLEX
----                       ------------  --------------     ------------------
  Donald R. Dwight .......     $34           $336(2)            $135,000(4)
  Samuel L. Hayes, III ...      33            328(3)             147,500(5)
  Norton H. Reamer .......      31            315                135,000
  John L. Thorndike ......      32            323                140,000
  Jack L. Treynor ........      34            345                140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $54 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.


WILLIAM H. AHERN (36), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 16, 1993 through March 31, 1995 and for the one-year ended March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. Such performance has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                                 VALUE OF A $1,000 INVESTMENT*

                                                                              TOTAL RETURN                    TOTAL RETURN
                                                                               EXCLUDING                       INCLUDING
                                      VALUE OF        VALUE OF                SALES CHARGE                    SALES CHARGE
    INVESTMENT        INVESTMENT      INITIAL        INVESTMENT      ------------------------------  ------------------------------
      PERIOD             DATE       INVESTMENT**     ON 3/31/95        CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
      ------            ------        -------         --------       --------------  --------------  --------------  --------------
Life of
the Fund               4/16/93        $974.98         $1,015.49          4.16%           2.11%           1.56%           0.79%
1 Year
Ended
3/31/95                3/31/94        $975.33         $1,016.55          4.26%           4.26%           1.66%           1.66%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
** Initial investment less the maximum sales charge of 2.50%. This sales charge is effective February 1, 1996. Prior thereto,
   Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.55%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.55% (considering both State and federal taxes) would be 5.59%, assuming a combined federal and State tax rate of 36.54%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 3.68%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.75%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 60.75% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax, Michigan State income tax, Michigan State intangibles tax and Michigan City income tax laws and tax rates applicable for 1996.

                                                                                       A FEDERAL AND MICHIGAN STATE
                                                        COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN             JOINT RETURN          FEDERAL AND        4%      4.5%      5%      5.5%      6%     6.5%     7%
---------------------------  ---------------------      MI STATE        -----------------------------------------------------------
                (TAXABLE INCOME)*                     TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------  -----------------   -----------------------------------------------------------
        Up to   $ 24,000       Up to   $ 40,100           21.08%         5.07%    5.70%    6.34%   6.97%    7.60%    8.24%   8.87%
     $ 24,001 - $ 58,150    $ 40,101 - $ 96,900           33.15          5.98     6.73     7.48    8.23     8.98     9.72   10.47
     $ 58,151 - $121,300    $ 96,901 - $147,700           35.93          6.24     7.02     7.80    8.58     9.37    10.15   10.93
     $121,301 - $263,750    $147,701 - $263,750           40.58          6.73     7.57     8.41    9.26    10.10    10.94   11.78
         Over   $263,750        Over   $263,750           43.92          7.13     8.02     8.92    9.81    10.70    11.59   12.48

* Net amount subject to federal and Michigan personal income tax after deductions and exemptions.
+ The combined tax brackets include a Michigan tax rate of 4.4%, Michigan City income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of 1.75%, and assume that Michigan State and local taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Michigan State and local income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Michigan personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Michigan personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular federal income tax and New Jersey State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the New Jersey Limited Maturity Municipals Portfolio (the "Portfolio"). The Fund changed its name from EV Classic New Jersey Limited Maturity Tax Free Fund to EV Classic New Jersey Limited Maturity Municipals Fund on December 8, 1995 and to EV Traditional New Jersey Limited Maturity Municipals Fund on February 1, 1996.


                           INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            RISKS OF CONCENTRATION

    The following information as to certain New Jersey considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New Jersey issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New Jersey issuers. Neither the Trust nor the Portfolio has independently verified this information.

    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as one of the highest in the nation. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for May 1995 was 6.5% compared to 5.7% nationally.

    As of the date of this Statement of Additional Information, New Jersey's general obligation debt was rated Aa1, AA+ and AA+, by Moody's, S&P and Fitch, respectively. As a result of New Jersey's fiscal weakness, evidenced by declining fund balances, S&P placed the State's general obligation debt and related agency and lease obligations on CreditWatch with negative implications in June 1991. In July, 1991 S&P downgraded the State's general obligation debt from AAA to AA+. As part of this action, numerous agency and lease obligation debts were also downgraded accordingly. These downgrades did not affect state university and college ratings. In August 1992, Moody's downgraded New Jersey to Aa1 from Aaa due to the use of one-time revenue items, revenue shortfalls and ongoing operating deficits. S&P affirmed their AA+ rating for the State, but retained the negative outlook. On December 16, 1992, Fitch lowered their rating on the State to AA+ from AAA. The rating action was due to the State's decision, with the most recent bond issuance, to defer debt service in the immediate future in order to provide for unmet capital needs, while increasing debt service requirements in future years wnen additional resources may or may not be available.

    As part of the 1992-1993 budget, the Legislature cut approximately $1 billion in spending from the Governor's budget, including cutbacks in both the State's homestead rebate and general assistance programs. To cover the shortfall resulting from the cutbacks, the State employee pension fund was revalued, allowing the State to reduce its contribution, and a surplus in the school aid funds was applied to the General Fund. The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive Federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Furthermore, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    General obligation bonds of New Jersey are the primary method for New Jersey financing of capital projects. These bonds are backed by the full faith and credit of New Jersey. New Jersey tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by New Jersey without prior voter approval, except that, pursuant to a constitutional amendment, no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of the outstanding debt of New Jersey, so long as such law requires that the refinancing provided debt service savings. The New Jersey Constitution also provides that no voter approval is required for debt issued for purposes of war, to repel invasion, to suppress insurrection or to meet an emergency caused by disaster or act of God. Capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or insufficient to cover all property tax requirements. These are numerous other State-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $97,279,675. For the fiscal year ended March 31, 1995, the Portfolio paid BMR advisory fees of $468,562 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees of $353,231 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995 and for the period from the start of business, December 8, 1993, to March 31, 1994, $20,569 and $6,466, respectively, of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $27,446 under that Plan on sales of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under that Plan aggregating $28,072, which reduced Uncovered Dstribution Charges. As at March 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $326,000 (which amount was equivalent to 9.85% of the Fund's net assets on such day). During the fiscal year ended March 31, 1995, the Fund made service fee payments to the Principal Underwriter under the Distribution Plan aggregating $5,599, of which $5,530 was paid as service fee payments to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $175.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Fund paid IBT $5,163. For the fiscal year ended March 31, 1995, the Portfolio paid IBT $26,901.

BROKERAGE
    For the fiscal year ended March 31, 1995 and for the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex(1):

                            AGGREGATE      AGGREGATE         TOTAL COMPENSATION
                           COMPENSATION   COMPENSATION        FROM TRUST AND
NAME                        FROM FUND    FROM PORTFOLIO        FUND COMPLEX
----                       ------------  --------------      ------------------
Donald R. Dwight .........      $0          $1,478(2)           $135,000(4)
Samuel L. Hayes, III .....       0           1,509(3)            147,500(5)
Norton H. Reamer .........       0           1,543               135,000
John L. Thorndike ........       0           1,615               140,000
Jack L. Treynor ..........       0           1,553               140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $231 of deferred compensation.
(3) Includes $424 of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.


WILLIAM H. AHERN (36), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 1, 1992 through March 31, 1995 and for the one-year period ended March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                                 VALUE OF A $1,000 INVESTMENT*

                                                                              TOTAL RETURN                    TOTAL RETURN
                                                                               EXCLUDING                       INCLUDING
                                      VALUE OF        VALUE OF                SALES CHARGE                    SALES CHARGE
    INVESTMENT        INVESTMENT      INITIAL        INVESTMENT      ------------------------------  ------------------------------
      PERIOD             DATE       INVESTMENT**     ON 3/31/95        CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
      ------            ------        -------         --------       --------------  --------------  --------------  --------------
Life of the Fund       6/1/92        $975.02         $1,114.94          14.35%          4.85%           11.49%          3.92%
1 Year Ended
3/31/95                3/31/94       $974.54         $1,018.18           4.49%          4.49%            1.88%          1.88%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.
** Initial investment less the maximum sales charge of 2.50%. This sales charge is effective February 1, 1996. Prior thereto,
   Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.44%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.44% (considering both State and federal taxes) would be 5.34%, assuming a combined federal and State tax rate of 35.54%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 3.58%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.64%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.


                            ADDITIONAL TAX MATTERS

STATE AND LOCAL TAXES
    If, in any year in which the Fund is subject to New Jersey taxation, it is treated as a qualified investment fund under New Jersey law, as defined below, the Fund will not be required to pay any New Jersey state tax, except for a $250 New Jersey Corporation business (franchise) tax.

    A "qualified investment fund" is any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which, for the calendar year in which the distribution is paid, (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and (b) has not less than 80% (determined at the end of each fiscal quarter) of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables), in obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey, or (2) statutorily free from New Jersey or local taxation under other acts of New Jersey or under the laws of the United States, including, but not limited to, obligations of Puerto Rico, the Virgin Islands and Guam (collectively, "Qualifying Investments").

    In the opinion of Wilentz, Goldman, & Spitzer, P.A., special counsel to the Fund, under existing New Jersey law:

        (i) provided the Fund qualifies, and continues to qualify, as a qualified investment fund, shareholders will not be required to include in their New Jersey gross income distributions from the Fund to the extent that such distributions are attributable to interest or gains from Qualifying Investments. The foregoing exclusion applies only to shareholders who are individuals, estates or trusts subject to the New Jersey gross income tax. Distributions from the Fund will not be excluded from net income and shares of the Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate Shareholders; and

        (ii) provided the Fund qualifies, and continues to qualify, as a regulated investment company pursuant to Chapter 1, subchapter M, part I,
    Section 852(a), of the Code, the Fund will be subject only to a $250.00 New Jersey corporation business (franchise) tax and will be exempt from all other New Jersey corporation business (franchise) and corporation income taxes.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995 the following shareholders owned of record the percentages of shares indicated after their names: Brookview Gardens Inc., Bergenfield, NJ (13.26%); Michael J. Waldman & Sandra C. Waldman JTWROS, Scottsdale, AZ (11.99%) and the Estate of Jose M. Garcia, Jorge Corominal and Roswitha Klahn co-executors, Bergenfield, NJ (6.63%). In addition, as of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 17.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Trust's knowledge, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New Jersey State income tax laws and tax rates applicable for 1996.

                                                                                       A FEDERAL AND NEW JERSEY STATE
                                                        COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN             JOINT RETURN          FEDERAL AND        4%      4.5%      5%      5.5%      6%     6.5%     7%
---------------------------  ---------------------      NJ STATE        -----------------------------------------------------------
                (TAXABLE INCOME)*                     TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------  -----------------   -----------------------------------------------------------
            Up to $ 24,000       Up to $ 40,100          16.49%         4.78%    5.39%    6.99%   6.59%    7.18%    7.78%   8.38%
         $ 24,001-$ 58,150    $ 40,101-$ 96,900          31.98          5.88     6.62     7.35    8.09     8.82     9.56   10.29
         $ 58,151-$121,300    $ 96,901-$147,700          35.40          6.19     6.97     7.74    8.51     9.29    10.08   10.84
         $121,301-$263,750    $147,701-$263,750          40.08          6.68     7.51     8.34    9.18    10.01    10.85   11.68
             Over $263,750        Over $263,750          43.45          7.07     7.96     8.84    9.73    10.61    11.49   12.38

* Net amount subject to federal and New Jersey personal income tax after deductions and exemptions.

+ The combined federal and New Jersey tax brackets are calculated using the highest New Jersey tax rate. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New Jersey taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield then those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including New Jersey State income taxes) for taxpayers with Adjusted Gross Income in excess of $117,950. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $117,950 and joint filers with Adjusted Gross Income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New Jersey personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New Jersey personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION


                                   PART II


    This Part II provides information about EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND. The investment objective of the Fund is to provide (1) a high level of current income exempt from regular federal income tax and Ohio State personal income taxes and (2) limited principal fluctuation. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Limited Maturity Municipals Portfolio (the "Portfolio"). The Fund changed its name from EV Classic Ohio Limited Maturity Tax Free Fund to EV Classic Ohio Limited Maturity Municipals Fund on December 8, 1995 and to EV Traditional Ohio Limited Maturity Municipals Fund on February 1, 1996.

                           INVESTMENT RESTRICTIONS


    The Fund may not:


    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (2) Borrow money or issue senior securities except as permitted by the lnvestment Company Act of 1940;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            RISKS OF CONCENTRATION

    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1991-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund to the GRF. As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures, produced a budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the Budget Stabilization Fund. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The fiscal year 1994 budget was balanced, and the State's GRF had an ending fund balance of $560 million.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 120 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency advances from the State under a prior program in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994. Schools were affected by budget-balancing expenditure reductions discussed above.

    Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    Resolutions have been introduced in both houses of the General Assembly that would submit at the November 1995 election constitutional amendments relating to State debt. One amendment would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations would not exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether any of the proposed amendments will in fact be submitted, or, if submitted, approved by the electors.


                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of March 31, 1995, the Portfolio had net assets of $39,435,374. For the fiscal year ended March 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $185,368 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $44,856. For the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $78,138 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $78,138 and BMR was allocated expenses related to the operation of the Portfolio in the amount of $18,702. The Portfolio's Investment Advisory Agreement with BMR is dated April 9, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended March 31, 1995 and for the period from the start of business, December 8, 1993, to March 31, 1994, $23,965 and $2,420, respectively, of the Fund's operating expenses were allocated to the Administrator.


SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996, and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $46,177 under that Plan on the sale of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under that Plan aggregating $46,357, which reduced Uncovered Distribution Charges. As at March 31, 1995 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under that Plan amounted to approximately $677,000 (which amount was equivalent to 13.3% of the Fund's net assets on such day). For the fiscal year ended March 31, 1995, the Fund made service fee payments under the Distribution Plan aggregating $9,262, of which $9,176 was paid as service fee payments to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended March 31, 1995, the Fund paid the Principal Underwriter $265.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended March 31, 1995, the Portfolio paid IBT $11,030. For the fiscal year ended March 31, 1995, the Fund paid IBT $4,679.

BROKERAGE
    For the fiscal year ended March 31, 1995 and for the period from the start of business, April 16, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended March 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the other funds in the Eaton Vance fund complex(1):

                            AGGREGATE     AGGREGATE         TOTAL COMPENSATION
                           COMPENSATION  COMPENSATION         FROM TRUST AND
NAME                        FROM FUND    FROM PORTFOLIO       FUND COMPLEX
----                       ------------  --------------     ------------------
  Donald R. Dwight ......      $34          $336(2)            $135,000(4)
  Samuel L. Hayes, III ..       33           328(3)             147,500(5)
  Norton H. Reamer ......       31           315                135,000
  John L. Thorndike .....       32           323                140,000
  Jack L. Treynor .......       34           345                140,000
----------
(1) The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2) Includes $54 of deferred compensation.
(3) Includes $103  of deferred compensation.
(4) Includes $17,500 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    The Portfolio has the following officer not listed under "Officers of the Trust and the Portfolio" in the Fund's Part I of this Statement of Additional Information.


WILLIAM H. AHERN (36), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV and an employee of Eaton Vance since
  July 17, 1989. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Portfolio on June 19, 1995.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 16, 1993 through March 31, 1995 and for the one-year period ended March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                                 VALUE OF A $1,000 INVESTMENT*

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                   EXCLUDING                    INCLUDING
                                          VALUE OF         VALUE OF               SALES CHARGE                 SALES CHARGE
      INVESTMENT         INVESTMENT       INITIAL         INVESTMENT      ----------------------------  --------------------------
        PERIOD              DATE        INVESTMENT**      ON 3/31/95       CUMULATIVE     ANNUALIZED     CUMULATIVE    ANNUALIZED
      ----------         ----------     ------------      ----------       ----------     ----------     ----------    ----------
Life of the
 Fund                     4/16/93         $975.00          $1,029.31          5.57%          2.81%         2.93%         1.49%
1 Year Ended
 3/31/95                  3/31/94         $975.36          $1,020.13          4.63%          4.63%         2.01%         2.01%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.
** Initial investment less the maximum sales charge of 2.50%. This sales charge is effective February 1, 1996. Prior thereto,
   Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

    For the thirty-day period ended March 31, 1995, the yield of the Fund was 3.54%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.54% (considering both State and federal taxes) would be 5.51%, assuming a combined federal and State tax rate of 35.76%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 3.61%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 3.67%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    From time to time, information, charts and illustrations similar to the following, showing changes in certificate of deposit yields, and yields and taxable equivalent yields of limited maturity municipal bonds may be included in advertisements and other material supplied to present and prospective shareholders.

See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

                                    TAXES


    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), (i) distributions paid by the Fund will be exempt from Ohio personal income tax and any Ohio municipal income taxes or Ohio school district income taxes for individuals who reside in Ohio to the extent such dividends are derived from interest payments on Ohio Obligations, and (ii) distributions of "capital gain dividends," as defined in the Code, that are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will be exempt from Ohio personal income tax and any municipal or school district income taxes in Ohio. Except as described below, other distributions from the Fund will generally not be exempt from Ohio personal income tax, Ohio municipal income taxes or Ohio school district income tax.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from net income for purposes of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are derived from interest payments on Ohio Obligations, and (2) distributions that are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from net income for purposes of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from net worth for purposes of such tax.

    Provided the Fund qualifies as an Ohio fund, distributions by the Fund that are properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from Ohio personal income tax, Ohio municipal income taxes and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at June 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of June 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 34.0% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholder owned of record, the percentage of shares indicated: Herbert Hampson & Lois Hampson JTTEN S ACCT, Grafton, OH (19.2%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                           TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Ohio State income tax laws and tax rates applicable for 1996.

                                                        COMBINED
       SINGLE RETURN             JOINT RETURN          FEDERAL AND               A FEDERAL AND OHIO STATE TAX EXEMPT YIELD OF:
---------------------------  ---------------------     OHIO STATE        -----------------------------------------------------------
                (TAXABLE INCOME*)                     TAX BRACKET+        4%      4.5%      5%      5.5%      6%     6.5%     7%
--------------------------------------------------  -----------------   -----------------------------------------------------------
                                                                                  IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
          Up to $ 24,000          Up to $ 40,100        19.42%            4.96%   5.58%    6.21%   6.83%    7.45%    8.07%   8.69%
     $ 24,001 - $ 58,150     $ 40,101 - $ 96,900        32.28             5.91    6.64     7.38    8.12     8.86     9.60   10.34
     $ 58,151 - $121,300     $ 96,901 - $147,700        35.76             6.23    7.01     7.78    8.56     9.34    10.12   10.90
     $121,301 - $263,750     $147,701 - $263,750        40.80             6.76    7.60     8.45    9.29    10.14    10.98   11.82
           Over $263,750           Over $263,750        44.13             7.16    8.05     8.95    9.84    10.74    11.63   12.53

* Net amount subject to federal and Ohio personal income tax after deductions andexemptions.

+ The combined tax brackets are calculated using the highest Ohio State rate within the bracket. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated
  above. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Ohio State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

Eaton Vance Investment Trust
For the Funds:

[bullet] EV Classic California Limited Maturity Tax Free Fund [bullet] EV Classic Connecticut Limited Maturity Tax Free Fund [bullet] EV Classic Florida Limited Maturity Tax Free Fund [bullet] EV Classic Massachusetts Limited Maturity Tax Free Fund [bullet] EV Classic Michigan Limited Maturity Tax Free Fund [bullet] EV Classic New Jersey Limited Maturity Tax Free Fund [bullet] EV Classic New York Limited Maturity Tax Free Fund [bullet] EV Classic Ohio Limited Maturity Tax Free Fund
[bullet] EV Classic Pennsylvania Limited Maturity Tax Free Fund

                                 [LOGO OF DOOR]

                                 Annual Shareholder Report
                                 March 31, 1995

--------------------------------------------------------------------------------------------------------
Results for  the year   Dividends   NAV       Fund's                 If your    The          Federal
ending March 31, 1995.  paid by     per       distribution           combined   after-tax    Tax
                        Fund        share     rate                   Federal    equivalent   information*
                        (During     at        at                     & state    yield
                        period)     3/31/95   3/31/95                tax        you
                                                                     rate       would
                                                                     is...      need
                                                                                is...
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
EV Classic California    $0.403    $9.52     3.75%    [graphic       43.04%     6.58%        99.99%
Limited Maturity Tax                                  state of
Free Fund                                             California]
--------------------------------------------------------------------------------------------------------
EV Classic Connecticut   $0.388    $9.46     3.63%    [graphic       38.88%     5.94%        99.69%
Limited Maturity                                      state of
Tax Free Fund                                         Connecticut]
--------------------------------------------------------------------------------------------------------
EV Classic Florida       $0.403    $9.52     3.76%    [graphic       39.41%     6.21%        99.98%
Limited Maturity Tax                                  state of
Free Fund                                             Florida]
--------------------------------------------------------------------------------------------------------
EV Classic               $0.413    $9.56     3.84%    [graphic       43.68%     6.82%        99.81%
Massachusetts                                         state of
Limited Maturity Tax                                  Massachusetts]
Free Fund
--------------------------------------------------------------------------------------------------------
EV Classic Michigan      $0.403    $9.48     3.78%    [graphic       43.64%     6.71%       100.00%
Limited Maturity Tax                                  state of
Free Fund                                             Michigan]
--------------------------------------------------------------------------------------------------------
EV Classic New Jersey    $0.398    $9.59     3.67%    [graphic       40.21%     6.14%        99.88%
Limited Maturity Tax                                  state of
Free Fund                                             New Jersey]
--------------------------------------------------------------------------------------------------------
EV Classic New York      $0.403    $9.49     3.77%    [graphic       40.83%     6.37%       100.00%
Limited Maturity Tax                                  state of
Free Fund                                             New York]
--------------------------------------------------------------------------------------------------------
EV Classic Ohio          $0.398    $9.53     3.70%    [graphic       40.80%     6.25%        99.99%
Limited Maturity Tax                                  state of
Free Fund                                             Ohio]
--------------------------------------------------------------------------------------------------------
EV Classic               $0.413    $9.55     3.84%    [graphic       45.47%     7.04%       100.00%
Pennsylvania Limited                                  state of
Maturity Tax Free Fund                                Pennsylvania]
--------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended March 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

To Shareholders:

During 1994 the economy remained stronger than economists and money managers had anticipated at the start of the year. In response to this strength, and in an attempt to keep inflation in check, the Federal Reserve raised short-term interest rates six times in 1994 and once again in 1995. Long-term rates moved upward as well and, as a result, the prices of municipal bonds dropped.

But the market slide was not the only concern in 1994. Many shareholders of Eaton Vance tax-free mutual funds may have wondered whether the problems that surfaced in Orange County, California, had in any way affected their investment in our non-California tax-free funds. The answer is no, because the market realized that this was a local problem. Other Eaton Vance portfolios were not significantly impacted.

Despite the difficulties that beset the market in 1994, we feel optimistic about the prospects for 1995. The market now appears convinced that the Federal Reserve is, in fact, keeping a tight watch on inflation. And, while it is impossible to predict the outcomes of government initiatives, it appears that proposals put forth by the new Congress to cut spending and taxes could have an overall positive effect if enacted.

This report features some changes which we hope will help you to better understand your investment, and how your Portfolio's holdings help provide the means for the Federal government, as well as state and local governments, to fund such projects as roads, bridges, hospitals and schools. Each fund review includes a Portfolio Overview, or snapshot, as well as comments from the portfolio manager. In addition, we are profiling a specific bond holding.

Regardless of what lies ahead for the economy, the goal of your Fund remains the same: to provide you with a competitive distribution of tax-free income from a portfolio of high-quality municipal bonds.+

Sincerely,

[Photo] Thomas J. Fetter

/s/ Thomas J. Fetter

Thomas J. Fetter
President
May 19, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

Management Discussion

An interview with Raymond E. Hender, Vice President, and William Ahern, Assistant Vice President, Portfolio Managers of the Limited Maturity Tax Free Portfolios.

[Photo: Raymond E. Hender]

Q.    Ray, how would you describe the intermediate market of the past year?

R.H.: All municipal markets were battered in 1994, and the impact was felt in the intermediate range of the market as well. According to Municipal Market Data Inc., yields for 10-year municipal bonds rose from 5.35 percent in March 1994 to 6.30 percent in November 1994, a 95 basis point increase. And five-year municipal yields rose from 4.80 percent to 5.75 percent, also a 95 basis point rise. From those peak levels in November 1994, 10-year yields have since fallen back to 5.35 percent, and 5-year yields to 4.95 percent. Interestingly, in the period since bond yields reached their peaks in November 1994, bonds have regained much of the ground lost in the previous market sell-off.

Q.    Have investors continued to embrace the intermediate market?

R.H.: The intermediate range of the market was very attractive to investors in the midst of the market turbulence of last year. Many investors sought to shorten their durations and protect the value of their portfolios. Another factor at work during the market sell-off was an availability of higher quality bonds in the intermediate sector. That brought many quality-conscious investors to the intermediate market.

Q.    How did the market volatility affect your strategy?

R.H.: The Portfolios have always been somewhat cautious in their investment style, and hence, were relatively well-positioned when the market started to deteriorate. The premium, or cushion, bond holdings in the Portfolios were part of a defensive strategy that served us quite well. We maintained a duration in the mid-to-lower part of our duration range -- around 5 years at March 31 -- which limited the impact of rising rates on the Portfolios. And finally, we took advantage of the opportunity to improve the quality of the Portfolios as the market deteriorated.

Q. Bill, how does a shorter duration help to limit the Portfolios' volatility?

W.A.: Because duration measures the timing of cash flows from coupon payments over the life of a bond, it provides an approximation of the expected change in price of a bond from a given change in interest rates. The average duration of a municipal bond fund provides a similar approximation of the fund's volatility. A fund with a short duration, such as our Portfolios, will be less responsive to interest rate changes than a fund with a long duration. That's an important consideration for investors who want to limit volatility in their investments.

Q.    As the market deteriorated, did you shift your strategy?

W.A.: As short-term interest rates rose, the yield curve -- the difference in yield between issues of varying maturities -- flattened significantly. The Portfolios were therefore able to "move down the yield curve," and purchase short-term issues with little or no sacrifice in yield. That offered a further measure of protection by shortening the Portfolios' average maturity. Interestingly, in many cases we managed to increase the Portfolios' average coupon while shortening duration and thereby picked up additional yield.

Q.    Did you make other adjustments?

R.H.: We made a deliberate effort during this period to consolidate our holdings within the Portfolios. Normally, in the first several months following inception, a Portfolio will be comprised of many small positions. That is a function of the early growth phase of the Portfolios. Over time, we hope to reduce the number of individual holdings. In recent months, we have tried to consolidate some of our positions, resulting in fewer but larger positions. That certainly helps to improve the Portfolios' liquidity.

Q.    Did the sell-off provide any opportunities?

W.A.: Actually, yes. Toward the end of 1994, as the market decline was in full swing, we took advantage of the deteriorating market conditions to realize tax losses. By realizing tax losses and moving into other bonds we were able to raise the average coupon of the Portfolio. Equally as important, the shift has potentially important tax considerations. Tax losses can be carried forward for use against capital gains in the future, and thus reduce future tax liabilities.

[Photo: William Ahern]

Q.    What sectors offered special value?

R.H.: Insured bonds and escrowed bonds offered especially good value in this market. Even though insured bonds -- which are insured as to principal and interest payments by one of the major municipal bond insurers -- are top quality issues, they tend to trade in the A-to-Aa range because of unusually large volume. Therefore, these bonds offer especially attractive yields as well as the added liquidity that comes with insurance. Of course, private insurance does not remove the market risks associated with these investments.

Q.    And what are escrowed bonds?

W.A.: Escrowed bonds are bonds that have been pre-refunded by the issuers to take advantage of a lower rate environment. Refundings hit the market in large supply in 1992 and 1993 as interest rates declined sharply. The large number of refundings created a huge supply on the market and an unusual opportunity in the intermediate range of the market. For example, a bond with a maturity of 2020 that was refunded to its call date in 2000 will trade to that call date. That in effect adds supply to the intermediate range of the market and creates an opportunity to gain yield in that sector.

Q.    How did escrowed bonds perform?

W.A.: Escrowed bonds performed well throughout the year. Escrowed bonds are perceived as higher quality issues by investors because the escrow agreements typically stipulate that the collateral consist of 100 percent Treasury securities. In addition, since this debt was issued during periods when rates were significantly higher, they have higher coupons.

Q. Was the California Limited Maturity Tax Free Portfolio affected by the Orange County crisis?

R.H.: The California Portfolio did not own any direct obligations of Orange
      County at the time of the bankruptcy filing and has not acquired any since that event. The Portfolio did have a small investment in the securities of two issuers that were participants in the pool. However, the municipal bond rating agencies have consistently maintained the quality ratings of those issues. Our independent research indicates that the issuers will be able to comfortably continue with timely debt service payments.

Q.    Looking ahead, what is your outlook for the intermediate-term market?

R.H.: While the economy has continued to grow and companies are registering strong earnings reports, there have been some incremental signs of weakening. First quarter GDP grew at a 2.8 percent annualized rate, the slowest pace since 1993. Inventories are up and consumer spending is down. As we noted earlier, the yield curve has flattened considerably. A weak economy and a flat yield curve suggest that the intermediate-term segment of the bond market offers value. Of course, there's no guarantee that past trends will be repeated in the future. But for risk-averse investors who want a competitive level of tax-free income, the intermediate range of the market merits attention.

Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers 7-Year Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is comprised principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

EV Classic California Limited Maturity Tax Free Fund

Your investment at work

[Graphic: Mortarboard (hat)]

California Educational
Facilities Authority
Stanford University Revenue Bonds

Stanford University ranks among the most esteemed educational institutions in the nation, boasting an eminent faculty and a highly selective and competitive student population. The net proceeds of these bonds were used to pre-refund oustanding principal and interest payments of previously issued Stanford University project bonds of the Authority. The University has pledged its full faith and credit to the payment of the bonds. The bonds, rated Aaa/AAA, have a coupon of 5.9 percent, providing an attractive yield from a highly regarded issuer.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of California]

Number of issues ................   56
Average quality .................   AA
Investment grade ................  98.7%
Effective maturity ..............   5.87 yrs.
Largest sectors:
         Escrowed/pre-refunded ..  22.4%
         General obligations ....   9.6
         Electric utilities .....   9.3
         Insured hospital revenue   7.6*
         Transportation .........   5.4

* Private insurance does not remove the market risk associated with this investment.

The State of the State: California
The California economy continued to improve in 1994. While unemployment remains well above national levels, the state's jobless rate has nonetheless improved to the 7 percent range. In 1994, the state gained 150,000 jobs. Given the state's population, that represents only a modest improvement. But following years of job losses in the defense and technology sectors, the improvement may signal a long-awaited turn in the state's economic fortunes. Despite the expectation of continued downsizing in the defense industry, another 220,000 new jobs are expected in 1995.

The construction industry remains a bright spot. While the level of housing permits remains significantly lower than the peak year of 1986, housing permits rose 15 percent in 1994.

While still debt-ridden, the state's financial outlook may brighten due to tighter fiscal controls. Sales tax and personal income tax revenues have climbed significantly. With the administration aiming for broad spending cuts and containment over social spending, there is an increasing likelihood that California credits may at last stabilize following years of deterioration.

Comparison of Change in Value of a $10,000 Investment in EV Classic California Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            2.8%        0.4%                 $10,022
--------------------------------------------------------------------------
Without CDSC         3.8%        0.4%                 $10,022
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                    California      Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10090               10106
--------------------------------------------------------------------------
 2/94                                  9934                9887
--------------------------------------------------------------------------
 3/94                                  9655                9623
--------------------------------------------------------------------------
 4/94                                  9701                9693
--------------------------------------------------------------------------
 5/94                                  9758                9741
--------------------------------------------------------------------------
 6/94                                  9722                9724
--------------------------------------------------------------------------
 7/94                                  9850                9861
--------------------------------------------------------------------------
 8/94                                  9866                9913
--------------------------------------------------------------------------
 9/94                                  9770                9818
--------------------------------------------------------------------------
10/94                                  9663                9719
--------------------------------------------------------------------------
11/94                                  9512                9577
--------------------------------------------------------------------------
12/94                                  9595                9723
--------------------------------------------------------------------------
 1/95                                  9774                9905
--------------------------------------------------------------------------
 2/95                                  9972               10128
--------------------------------------------------------------------------
 3/95                                 10022               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Connecticut Limited Maturity Tax Free Fund

[Graphic: Capitol Building]

Your investment at work
Town of Old Saybrook, CT
General Obligations

Old Saybrook, located on the south central coast of Long Island Sound, issued a series of general obligation bonds in 1989 and 1990 with coupons in the 7 percent range. With rates significantly lower by early 1994, Old Saybrook issued a new series of bonds to redeem the previously issued bonds on their scheduled call dates. With coupons in the 4 percent range, the new issue resulted in major savings for the Town. Because the new issues are insured as to principal and interest payments by a private municipal bond insurer, they are deemed to be very high quality by investors. Naturally, private insurance does not remove the market risks associated with this investment.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Connecticut]

Number of issues ..............     38
Average quality ...............     AA
Investment grade ..............    100%
Effective maturity ............   5.54 yrs.
Largest sectors:
         Insured hospitals ....   17.5%*
         Special tax revenue ..   13.3
         General obligations ..   11.0
         Housing ..............   10.4
         Solid waste ..........    7.5

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Connecticut

While significantly improved in the past year, Connecticut's economy continued to lag national and regional trends. The state's deep recession exacted a heavy toll in key industries such as finance, real estate, insurance and defense, sectors hard-hit by industry restructurings and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and helped pace the Connecticut recovery. The state's fiscal picture has brightened significantly with an improved economy. Having encountered massive deficits earlier in the decade, Connecticut pursued a series of fiscal and budgetary reforms, including instituting a 4 percent income tax, lowering the state sales tax, eliminating taxes on capital gains, dividends and interest, and instituting a constitutional expenditure cap, resulting in a more stable tax revenue base. Having recorded operating surpluses in each of the past three fiscal years, Connecticut should look forward to continued fiscal stability and an improving financial future.

Comparison of Change in Value of a $10,000 Investment in EV Classic Connecticut Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            2.8%        0.4%                 $9,947
--------------------------------------------------------------------------
Without CDSC         3.8%        0.4%                 $9,947
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                   Connecticut      Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10044               10106
--------------------------------------------------------------------------
 2/94                                  9856                9887
--------------------------------------------------------------------------
 3/94                                  9585                9623
--------------------------------------------------------------------------
 4/94                                  9650                9693
--------------------------------------------------------------------------
 5/94                                  9665                9741
--------------------------------------------------------------------------
 6/94                                  9608                9724
--------------------------------------------------------------------------
 7/94                                  9724                9861
--------------------------------------------------------------------------
 8/94                                  9749                9913
--------------------------------------------------------------------------
 9/94                                  9672                9818
--------------------------------------------------------------------------
10/94                                  9575                9719
--------------------------------------------------------------------------
11/94                                  9464                9577
--------------------------------------------------------------------------
12/94                                  9566                9723
--------------------------------------------------------------------------
 1/95                                  9723                9905
--------------------------------------------------------------------------
 2/95                                  9888               10128
--------------------------------------------------------------------------
 3/95                                  9947               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/27/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Florida Limited Maturity Tax Free Fund

[Graphic: Power Lines]

Your investment at work
City of St. Cloud, FL
Utility System
Revenue Refunding Bonds

The Electric Utility System serves a rapidly expanding population in the City of St. Cloud, in central Florida, in a service area encompassing 150 square miles. The proceeds of these bonds were used to refund outstanding debt of the City. Rated AAA, the principal and interest payments of the bonds are being paid by revenues generated by the Electric and Water Utility System. With a 6.4 percent coupon, the bonds afford the Portfolio an attractive yield in an insured bond. Naturally, private insurance does not remove the market risks associated with this investment.


Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Florida]

Number of issues .....................     98
Average quality ......................    AA+
Investment grade .....................     99.0%
Effective maturity ...................   5.99 yrs.
Largest sectors:
         Escrowed ....................   21.9%
         General obligations .........   11.2
         Utilities ...................   10.1
         Insured hospitals ...........    9.4*
         Insured special tax revenue..    7.1*

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Florida

The Florida economy posted positive results during 1994 and early 1995, with an improving labor market. The state benefited from a strong national and regional recovery, as evidenced by a sharply lower unemployment rate and a robust housing market. However, Florida's important tourism industry registered its weakest year for tourism since 1991. Tourist visits in 1994 declined by nearly 3 percent to 39.9 million. While visitors traveling by air continued to increase, those traveling by auto declined a significant 13 percent. State employment growth was a strong 5.8 percent in 1994, which more than offset the recession job losses of 1990-1992. Construction activity remained fairly strong in 1994, with new housing starts rising more than 12 percent. But by year-end, rising interest rates slowed construction growth somewhat. Meanwhile, growth continued in the service and trade sectors. The state ended fiscal 1994 with capital reserves of $296 million, benefiting from higher-than-anticipated corporate income and state sales tax collections. State projections for 1995 suggest that the economy will be generally stronger than in 1994, with a personal income growth in the 8 percent range.

Comparison of Change in Value of a $10,000 Investment in EV Classic Florida Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.8%        0.4%                 $10,044
--------------------------------------------------------------------------
Without CDSC         4.8%        0.4%                 $10,044
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                     Florida        Municipal Bond Index
                                     Limited
                                   Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10110               10106
--------------------------------------------------------------------------
 2/94                                  9904                9887
--------------------------------------------------------------------------
 3/94                                  9583                9623
--------------------------------------------------------------------------
 4/94                                  9660                9693
--------------------------------------------------------------------------
 5/94                                  9727                9741
--------------------------------------------------------------------------
 6/94                                  9691                9724
--------------------------------------------------------------------------
 7/94                                  9819                9861
--------------------------------------------------------------------------
 8/94                                  9826                9913
--------------------------------------------------------------------------
 9/94                                  9749                9818
--------------------------------------------------------------------------
10/94                                  9643                9719
--------------------------------------------------------------------------
11/94                                  9512                9577
--------------------------------------------------------------------------
12/94                                  9647                9723
--------------------------------------------------------------------------
 1/95                                  9816                9905
--------------------------------------------------------------------------
 2/95                                  9994               10128
--------------------------------------------------------------------------
 3/95                                 10044               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Massachusetts Limited Maturity Tax Free Fund

[Graphic: Worker adjusting flow on water main]

Your investment at work
Massachusetts Water
Resources Authority
General Revenue Bonds

The Massachusetts Water Resources Authority is an independent authority of the Commonwealth that controls water distribution and sewer systems for cities in eastern Massachusetts. The proceeds of the bonds were used to pay outstanding amounts of previously issued general obligations. The bonds' principal and interest payments are paid by revenues derived from wholesale rates and charges assessed on the cities and towns for water and sewer services.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Massachusetts]

Number of issues ...................   83
Average quality ....................   AA
Investment grade ...................  98.5%
Effective maturity .................   6.19 yrs.
Largest sectors:
         Escrowed/pre-refunded .....  21.4%
         Insured general obligations  14.1*
         Hospitals .................  10.5
         General obligations .......   7.3
         Education .................   6.8

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Massachusetts
Massachusetts has enjoyed consistent job growth in the past year as the service, trade, and financial sectors continued to build momentum in 1994. As a result, the commonwealth's 4.6 percent jobless rate in March 1995 remained well below the national unemployment rate. Massachusetts maintained its status as the best-performing state economy in New England.

While the manufacturing sector registered further losses, the services, trade and construction sectors demonstrated strength. Financial services, led by the mutual fund industry, was especially strong. Commercial construction activity increased as the stronger economy continued to reduce the overhang of commercial office space created in the 1980s. Residential construction also showed improvement although the rate of growth has slowed somewhat with higher interest rates.

Debt levels in Massachusetts remain high, but the Commonwealth's fiscal outlook has benefited from a rebuilding of its financial reserves. Increased fiscal responsibility together with reduced expenditures have added to the positive outlook, as evidenced by a series of upgradings in the commonwealth's debt ratings.

Comparison of Change in Value of a $10,000 Investment in EV Classic Massachusetts Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.9%        0.8%                 $10,094
--------------------------------------------------------------------------
Without CDSC         4.9%        0.8%                 $10,094
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                  Massachusetts     Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                10000               10000
--------------------------------------------------------------------------
 1/94                                10068               10106
--------------------------------------------------------------------------
 2/94                                 9892                9887
--------------------------------------------------------------------------
 3/94                                 9623                9623
--------------------------------------------------------------------------
 4/94                                 9691                9693
--------------------------------------------------------------------------
 5/94                                 9749                9741
--------------------------------------------------------------------------
 6/94                                 9724                9724
--------------------------------------------------------------------------
 7/94                                 9863                9861
--------------------------------------------------------------------------
 8/94                                 9890                9913
--------------------------------------------------------------------------
 9/94                                 9794                9818
--------------------------------------------------------------------------
10/94                                 9689                9719
--------------------------------------------------------------------------
11/94                                 9559                9577
--------------------------------------------------------------------------
12/94                                 9695                9723
--------------------------------------------------------------------------
 1/95                                 9854                9905
--------------------------------------------------------------------------
 2/95                                10033               10128
--------------------------------------------------------------------------
 3/95                                10094               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Michigan Limited Maturity Tax Free Fund

[Graphic: Capitol Building]

Your investment at work
Grand Ledge, MI
General Obligations
Michigan School District

This issue is dedicated to public school funding in this small community west of Lansing. Rated Aaa/AAA by Moody's and S&P, the bond came to market at a significant premium. The bond was especially attractive due to its sound credit quality and coupon of 7.875 percent. However, because the bond already trades at its call price, it is likely to maintain low volatility, a strong asset in an uncertain market.


Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Michigan]

Number of issues .....................     37
Average quality ......................    AA-
Investment grade .....................   98.1%
Effective maturity ...................    6.18 yrs.
Largest sectors:
         Insured general obligations..   13.7%*
         Water & sewer revenue .......   11.3
         Lease revenue/COP ...........   11.3
         Special tax revenue .........   10.2
         Hospitals ...................    9.9

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Michigan
A strong surge in the cyclical economy and in domestic auto sales boosted Michigan's economic output in 1994. Nearly 40 percent of the job growth has been attributable to growth in the manufacturing sector, primarily autos, with vehicle production exceeding 14 million units in 1994. Michigan's reliance on manufacturing can lead to wide economic fluctuations. Yet the state has also seen growth in the service and trade sectors, a partial buffer against future cyclical downturns. Michigan continues to benefit from increasing demand from the ongoing recovery in Europe and should be a major beneficiary from the anticipated expansion in international trade.

On the fiscal front, Michigan has largely stabilized its finances in recent years. Operating deficits have been eliminated through spending cuts, reduced social spending, and the selective use of reserves. Michigan's efforts at property tax reform to deal with public school funding have been applauded nationally. Moreover, with a surge in the local economy, corporate and income tax revenues have increased, restoring reserves and putting the state's finances on a firmer footing.

Comparison of Change in Value of a $10,000 Investment in EV Classic Michigan Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.3%        0.1%                 $9,990
--------------------------------------------------------------------------
Without CDSC         4.3%        0.1%                 $9,990
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                     Michigan       Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10079               10106
--------------------------------------------------------------------------
 2/94                                  9882                9887
--------------------------------------------------------------------------
 3/94                                  9582                9623
--------------------------------------------------------------------------
 4/94                                  9659                9693
--------------------------------------------------------------------------
 5/94                                  9706                9741
--------------------------------------------------------------------------
 6/94                                  9690                9724
--------------------------------------------------------------------------
 7/94                                  9797                9861
--------------------------------------------------------------------------
 8/94                                  9824                9913
--------------------------------------------------------------------------
 9/94                                  9728                9818
--------------------------------------------------------------------------
10/94                                  9611                9719
--------------------------------------------------------------------------
11/94                                  9470                9577
--------------------------------------------------------------------------
12/94                                  9573                9723
--------------------------------------------------------------------------
 1/95                                  9763                9905
--------------------------------------------------------------------------
 2/95                                  9941               10128
--------------------------------------------------------------------------
 3/95                                  9990               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic New Jersey Limited Maturity Tax Free Fund

[Graphic: Worker adjusting flow on water main]

Your investment at work
Ocean County Utilities
Authority of New Jersey
Wastewater Revenue Bonds

An issue of the Ocean County Utilities Authority of New Jersey, these wastewater revenue bonds provide financing for equipment and maintenance at waste water treatment facilities. The bonds are popular with New Jersey residents and environmentalists alike because they help bring sorely needed help to the environment. Investors find the bonds attractive because they are rated Aaa/AAA, are insured, and carry an attractive 6.7 percent coupon. The interest and principal payments are backed by revenues of the County Utilities system. Naturally, private insurance does not remove the market risks associated with this investment.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of New Jersey]

Number of issues .....................    83
Average quality ......................    AA
Investment grade .....................  99.4%
Effective maturity ...................   6.38 yrs.
Largest sectors:
         Transportation ..............  14.6%
         General obligations .........  13.4
         Housing .....................  13.3
         Insured general obligations..  10.3*
         Water & sewer revenue .......   8.0

* Private insurance does not remove the market risk associated with this investment.

The State of the State: New Jersey

New Jersey continued along the road to recovery in 1994 with strong gains across a wide range of industry sectors. According to the New Jersey Department of Labor, net job gains since the bottom of the recession in March 1992 have surpassed 100,000. Mirroring trends at the national level, the service sectors accounted for the majority of employment gains, including health care, transportation, financial services, and temporary business service agencies. Construction activity rebounded as well on the strength of rising housing starts, non-residential building, and public works such as water, sewer, roads, and communications systems. The financial condition of New Jersey deteriorated throughout the first half of the 1990s due to declining revenues and sharply rising social costs. As part of its recovery plan, the Whitman administration has made lowering state taxes a major goal since it took office. In the short term, balancing those revenue losses with spending cuts will prove challenging. However, in the long run, these actions should lead to a better fiscal balance. With an improving economic picture, New Jersey should gradually recognize the benefits of having a more sound financial structure.

Comparison of Change in Value of a $10,000 Investment in EV Classic New Jersey Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.5%        0.9%                 $10,086
--------------------------------------------------------------------------
Without CDSC         4.5%        0.9%                 $10,086
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                    New Jersey      Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10088               10106
--------------------------------------------------------------------------
 2/94                                  9932                9887
--------------------------------------------------------------------------
 3/94                                  9652                9623
--------------------------------------------------------------------------
 4/94                                  9728                9693
--------------------------------------------------------------------------
 5/94                                  9775                9741
--------------------------------------------------------------------------
 6/94                                  9738                9724
--------------------------------------------------------------------------
 7/94                                  9855                9861
--------------------------------------------------------------------------
 8/94                                  9871                9913
--------------------------------------------------------------------------
 9/94                                  9795                9818
--------------------------------------------------------------------------
10/94                                  9678                9719
--------------------------------------------------------------------------
11/94                                  9547                9577
--------------------------------------------------------------------------
12/94                                  9692                9723
--------------------------------------------------------------------------
 1/95                                  9860                9905
--------------------------------------------------------------------------
 2/95                                 10015               10128
--------------------------------------------------------------------------
 3/95                                 10086               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic New York Limited Maturity Tax Free Fund

[Graphic: Capitol Building]

Your Investment at Work
New York Local Government
Assistance Corporation

Bonds issued by the NY Local Government Assistance Corporation (LGAC) have been among the best performers in the New York market in recent months. Rated Aaa/AAA, the pre-refunded bonds have a 7 percent coupon. Market dislocation in late 1994 and early 1995 allowed the Portfolio to add to its LGAC position. The bonds' security is based on 1 percent of the state's sales tax revenues, which flows into a "locked box" available for debt service subject to appropriation. The bonds are additionally prized by investors due to their limited supply.



Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of New York]

Number of issues .................    93
Average quality ..................    AA
Investment grade .................   100%
Effective maturity ...............   6.02 yrs.
Largest sectors:
         Escrowed/pre-refunded ...  20.0%
         Special tax revenue .....   9.0
         Education ...............   8.4
         Insured transportation ..   8.3*
         Transportation ..........   7.4

* Private insurance does not remove the market risk associated with this investment.

The State of the State: New York
The Pataki administration took office in January with an agenda that included reducing government bureaucracy and lowering taxes while fostering economic development. That agenda has been hampered by economic setbacks. The state economy has slowed under the weight of cutbacks in several sectors, including the key financial services industry. S&P economic projections suggest that job growth for 1995 will remain below 1 percent, following growth of just 0.4 percent in 1994. Personal income in New York rose just 4.7 percent in 1994, slightly below the national average of 4.9 percent, according to the Commerce Department. The state entered fiscal 1995 facing another large operating deficit, burdened by Medicaid expenditures that total $10.1 billion. The administration's fiscal 1996 budget calls for a 3.4 percent decline in spending, including cuts in welfare and social spending. The proposed social cuts are likely to provoke an intense political debate. However, if successfully implemented, they could lead to ratings upgrades.

Comparison of Change in Value of a $10,000 Investment in EV Classic New York Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.3%        0.2%                 $10,022
--------------------------------------------------------------------------
Without CDSC         4.3%        0.2%                 $10,022
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                     New York       Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10100               10106
--------------------------------------------------------------------------
 2/94                                  9903                9887
--------------------------------------------------------------------------
 3/94                                  9612                9623
--------------------------------------------------------------------------
 4/94                                  9679                9693
--------------------------------------------------------------------------
 5/94                                  9746                9741
--------------------------------------------------------------------------
 6/94                                  9710                9724
--------------------------------------------------------------------------
 7/94                                  9828                9861
--------------------------------------------------------------------------
 8/94                                  9845                9913
--------------------------------------------------------------------------
 9/94                                  9737                9818
--------------------------------------------------------------------------
10/94                                  9631                9719
--------------------------------------------------------------------------
11/94                                  9458                9577
--------------------------------------------------------------------------
12/94                                  9604                9723
--------------------------------------------------------------------------
 1/95                                  9773                9905
--------------------------------------------------------------------------
 2/95                                  9972               10128
--------------------------------------------------------------------------
 3/95                                 10022               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Ohio Limited Maturity Tax Free Fund

[Graphic: Office Buildings]

Your Investment at Work
Ohio Enterprise Bond Fund
Economic Development
Revenue Bonds

The Ohio Enterprise Bond Fund Program was initiated in 1980 to provide loans to Ohio businesses that will provide jobs and tax revenues to Ohio communities. The program maintains pooled reserves available to pay the debt service of participating businesses delinquent on loans, enabling them to obtain interest rates well below the rates available from other sources. To date, 41 Ohio businesses have obtained loans, with no access yet needed to the pooled reserves. The bonds have an attractive coupon of 6.8 percent.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Ohio]

Number of issues .....................     39
Average quality ......................    AA-
Investment grade .....................  97.6%
Effective maturity ...................   6.5 yrs.
Largest sectors:
         Insured general obligation ..   17.8%*
         Education ...................   15.4
         General obligations .........   13.1
         Water & sewer revenue .......   11.1
         Escrowed ....................   10.2

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Ohio
An increasing economic diversity has improved Ohio's employment mix in the past decade. Manufacturing has been especially robust in the past year as the national economy continued to expand. The large automobile industry within the state has benefited from a strong surge in 1994 auto sales. In addition, the weak dollar has given an added boost to the state's exporters of durable goods. While manufacturing still represents the lion's share of jobs -- 21 percent versus 17 percent for the nation -- growth in the trade and services sectors has led to greater economic stability for the state. Recent unemployment figures have generally reflected national trends, with the Ohio jobless rate hovering near the 4 percent level.

The Ohio financial outlook has strengthened with the stronger economy. Tax receipts -- especially auto sales tax and use taxes -- have generally exceeded expectations. Reduced Medicaid caseloads have led to a decrease in lower social spending. The improved economic performance has enabled the state to expand its financial reserves. The general fund balance was up sharply in the recent fiscal year, following years of deterioration.

Comparison of Change in Value of a $10,000 Investment in EV Classic Ohio Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.6%        0.4%                 $10,032
--------------------------------------------------------------------------
Without CDSC         4.6%        0.4%                 $10,032
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                       Ohio         Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                 10000               10000
--------------------------------------------------------------------------
 1/94                                 10116               10106
--------------------------------------------------------------------------
 2/94                                  9878                9887
--------------------------------------------------------------------------
 3/94                                  9588                9623
--------------------------------------------------------------------------
 4/94                                  9675                9693
--------------------------------------------------------------------------
 5/94                                  9731                9741
--------------------------------------------------------------------------
 6/94                                  9705                9724
--------------------------------------------------------------------------
 7/94                                  9832                9861
--------------------------------------------------------------------------
 8/94                                  9848                9913
--------------------------------------------------------------------------
 9/94                                  9741                9818
--------------------------------------------------------------------------
10/94                                  9634                9719
--------------------------------------------------------------------------
11/94                                  9504                9577
--------------------------------------------------------------------------
12/94                                  9648                9723
--------------------------------------------------------------------------
 1/95                                  9827                9905
--------------------------------------------------------------------------
 2/95                                  9972               10128
--------------------------------------------------------------------------
 3/95                                 10032               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Pennsylvania Limited Maturity Tax Free Fund

[Graphic: Office Buildings]

Your investment at work
PA. Economic Development
Authority - Northampton
Resource Recovery

An issue of the Pennsylvania Economic Development Authority, this bond provides funding for the Northampton Generating Project, an energy cogeneration facility. The project is popular with industry because it is a cost-effective way to produce energy, and popular with environmentalists because it averts further environmental contamination by industrial by-products. While non-rated, the bonds have a 6 1/2 percent coupon, but the Portfolio purchased them at a modest discount for a yield above 7 percent. The bond is characteristic of the recent efforts to increase the yield of the Portfolio.

Portfolio Overview
Based on market value as of March 31, 1995

[Graphic: Map of Pennsylvania]

Number of issues ......................     90
Average quality .......................     AA+
Investment grade ......................   98.7%
Effective maturity ....................    6.24 yrs.
Largest sectors:
         Escrowed .....................    25.0%
         Insured general obligations ..     9.5*
         Insured education ............     8.9*
         Hospitals ....................     8.8
         Insured hospitals ............     8.2*

* Private insurance does not remove the market risk associated with this investment.

The State of the State: Pennsylvania
Pennsylvania registered another strong economic showing in 1994 with growth especially robust in the service, retail and government sectors. In the goods-producing sectors, construction and durable goods manufacturers also managed gains, while mining remained an area of weakness.

Pennsylvania weathered the recession of the early 1990s better than its neighbors in the Northeast because of a smaller dependence on the financial services, real estate, and defense industries. Elsewhere, because the state's manufacturers have focused on restructuring and modernizing industrial plants, the manufacturing sector is now well-positioned to compete in an increasingly global marketplace. Having suffered through operating deficits during the recession, Pennsylvania made difficult budget decisions that paid dividends in the past year in the form of larger-than-expected surpluses. Recent tax cuts will provide a revenue challenge, especially in light of rising mandated social and medical spending. But having instituted more effective spending controls, Pennsylvania has significantly improved its budgetary disciplines and should enjoy a much improved financial outlook.


Comparison of Change in Value of a $10,000 Investment in EV Classic Pennsylvania Limited Maturity Tax Free Fund (Including Sales Charge) and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1995

--------------------------------------------------------------------------
    AVERAGE            1        Life of               Value of
ANNUAL RETURNS       Year        Fund*            Investment at 3/31
--------------------------------------------------------------------------
With CDSC            3.8%        0.7%                 $10,086
--------------------------------------------------------------------------
Without CDSC         4.8%        0.7%                 $10,086
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Date                                EV Classic     Lehman Brothers 7-Year
                                   Pennsylvania     Municipal Bond Index
                                     Limited
                                  Maturity Tax
                                    Free Fund
--------------------------------------------------------------------------
12/93                                  10000               10000
--------------------------------------------------------------------------
 1/94                                  10111               10106
--------------------------------------------------------------------------
 2/94                                   9925                9887
--------------------------------------------------------------------------
 3/94                                   9625                9623
--------------------------------------------------------------------------
 4/94                                   9703                9693
--------------------------------------------------------------------------
 5/94                                   9761                9741
--------------------------------------------------------------------------
 6/94                                   9736                9724
--------------------------------------------------------------------------
 7/94                                   9854                9861
--------------------------------------------------------------------------
 8/94                                   9872                9913
--------------------------------------------------------------------------
 9/94                                   9776                9818
--------------------------------------------------------------------------
10/94                                   9681                9719
--------------------------------------------------------------------------
11/94                                   9540                9577
--------------------------------------------------------------------------
12/94                                   9687                9723
--------------------------------------------------------------------------
 1/95                                   9846                9905
--------------------------------------------------------------------------
 2/95                                  10035               10128
--------------------------------------------------------------------------
 3/95                                  10086               10233
--------------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

                  EV Classic Limited Maturity Tax Free Funds
                             Financial Statements



                     Statements of Assets and Liabilities
                                March 31, 1995



                                  Classic        Classic        Classic        Classic
                                 California    Connecticut      Florida    Massachusetts      Classic
                                  Limited        Limited        Limited        Limited        Michigan
                                    Fund           Fund          Fund           Fund        Limited Fund
                                -----------    -----------    -----------    -----------   -------------
Assets:
 Investments -
  Identified cost                $8,076,959     $1,583,745    $14,346,532    $5,451,348      $6,844,745
  Unrealized appreciation
  (depreciation)                    (79,387)       (28,679)      (378,458)      (91,862)         75,490
                                   ---------      ---------     ---------      ---------     -----------
 Total investment in
  Portfolio, at value (Note
  1A)                            $7,997,572     $1,555,066    $13,968,074    $5,359,486      $6,920,235
 Receivable for Fund shares
  sold                                   --             --          5,000            10              55
 Receivable from the
  Administrator (Note 4)             34,529         24,567         37,904        21,812          25,718
 Deferred organization
  expenses (Note 1D)                  5,447          5,918          1,840         4,973           4,876
                                   ---------      ---------     ---------      ---------     -----------
    Total assets                 $8,037,548     $1,585,551    $14,012,818    $5,386,281      $6,950,884
                                   ---------      ---------     ---------      ---------     -----------
Liabilities:
 Dividends payable               $    7,389     $    1,413    $    13,230    $    5,088      $    6,461
 Payable for Fund shares
  redeemed                           56,551             --        221,720            --          36,669
 Payable to affiliates -
  Trustees' fees                         42             --             42            42              42
  Custodian fees                         82            125             82            82              82
 Accrued expenses                     3,749          1,072          6,282         3,060           3,242
                                   ---------      ---------     ---------      ---------     -----------
    Total liabilities            $   67,813     $    2,610    $   241,356    $    8,272      $   46,496
                                   ---------      ---------     ---------      ---------     -----------
Net Assets                       $7,969,735     $1,582,941    $13,771,462    $5,378,009      $6,904,388
                                   =========      =========     =========      =========     ===========
Sources of Net Assets:
 Paid-in capital                 $8,625,745     $1,695,044    $14,958,422    $5,598,045      $7,374,017
 Accumulated net realized
  loss on investment and
  financial futures
  transactions (computed on
  the basis
  of identified cost)              (571,690)       (84,111)      (807,288)     (124,482)       (543,782)
 Accumulated undistributed
  (distributions in excess
  of) net investment income          (4,933)           687         (1,214)       (3,692)         (1,337)
 Unrealized appreciation
  (depreciation) of
  investments and financial
  futures contracts from
  Portfolio (computed on the
  basis of identified cost)         (79,387)       (28,679)      (378,458)      (91,862)         75,490
                                   ---------      ---------     ---------      ---------     -----------
    Total                        $7,969,735     $1,582,941    $13,771,462    $5,378,009      $6,904,388
                                   =========      =========     =========      =========     ===========
Shares of Beneficial
  Interest Outstanding              836,909        167,247      1,446,049       562,732         728,006
                                   =========      =========     =========      =========     ===========
Net Asset Value, Offering
  Price and Redemption Price
  Per Share
  (net assets / shares of
  beneficial interest
  outstanding) (Note 6)          $     9.52     $     9.46    $      9.52    $     9.56      $     9.48
                                   =========      =========     =========      =========     ===========

                      See notes to financial statements

                     Statements of Assets and Liabilities
                                March 31, 1995



                                                  Classic        Classic        Classic
                                                 New Jersey      New York        Ohio           Classic
                                                  Limited        Limited        Limited      Pennsylvania
                                                    Fund           Fund          Fund        Limited Fund
                                                -----------    -----------    -----------   -------------
Assets:
 Investments -
  Identified cost                                $3,311,262     $6,442,110    $5,063,855      $10,016,168
  Unrealized appreciation (depreciation)            (25,483)      (166,571)       54,456         (282,482)
                                                   ---------     ---------      ---------     -----------
 Total investment in Portfolio, at value
   (Note 1A)                                     $3,285,779     $6,275,539    $5,118,311      $ 9,733,686
 Receivable for Fund shares sold                         --         17,010        24,500           12,518
 Receivable from the Administrator (Note 4)          20,569         31,253        24,083           44,656
 Deferred organization expenses (Note 1D)             5,416          4,569         4,694            4,660
                                                   ---------     ---------      ---------     -----------
    Total assets                                 $3,311,764     $6,328,371    $5,171,588      $ 9,795,520
                                                   ---------     ---------      ---------     -----------
Liabilities:
 Dividends payable                               $    3,015     $    6,156    $    4,723      $     9,275
 Payable for Fund shares redeemed                        --        275,398        74,571           28,307
 Payable to affiliates -
  Trustees' fees                                         --             42            42               42
  Custodian fees                                         82             82            82               82
 Accrued expenses                                     2,241          4,182         2,646            4,911
                                                   ---------     ---------      ---------     -----------
    Total liabilities                            $    5,338     $  285,860    $   82,064      $    42,617
                                                   ---------     ---------      ---------     -----------
Net Assets                                       $3,306,426     $6,042,511    $5,089,524      $ 9,752,903
                                                   =========     =========      =========     ===========
Sources of Net Assets:
 Paid-in capital                                 $3,436,437     $6,391,287    $5,354,068      $10,365,910
 Accumulated net realized loss on investment
  and financial futures transactions
  (computed on the basis of identified cost)       (103,015)      (181,072)     (324,149)        (324,541)
 Accumulated undistributed (distributions
  in excess of) net investment income                (1,513)        (1,133)        5,149           (5,984)
 Unrealized appreciation (depreciation) of
  investments and financial futures
  contracts from Portfolio (computed on the
  basis of identified cost)                         (25,483)      (166,571)       54,456         (282,482)
    Total                                        $3,306,426     $6,042,511    $5,089,524      $ 9,752,903
                                                   =========     =========      =========     ===========
Shares of Beneficial Interest Outstanding           344,827        636,482       534,124        1,021,664
                                                   =========     =========      =========     ===========
Net Asset Value, Offering Price and
  Redemption Price Per Share
  (net assets / shares of beneficial
  interest outstanding) (Note 6)                 $     9.59     $     9.49    $     9.53      $      9.55
                                                   =========     =========      =========     ===========

                      See notes to financial statements

                           Statements of Operations
                          Year Ended March 31, 1995



                                     Classic        Classic        Classic        Classic
                                    California    Connecticut      Florida    Massachusetts      Classic
                                     Limited        Limited        Limited        Limited        Michigan
                                       Fund           Fund          Fund           Fund        Limited Fund
                                   -----------    -----------    -----------   -----------    -------------
Investment Income (Note 1B):
 Interest income allocated from
  Portfolio                         $ 593,101       $111,498      $ 956,765      $ 319,753      $ 437,499
 Expenses allocated from
  Portfolio                           (60,282)        (3,799)       (94,532)       (31,803)       (38,492)
                                      ---------      ---------     ---------      ---------     -----------
  Net investment income from
   Portfolio                        $ 532,819       $107,699      $ 862,233      $ 287,950      $ 399,007
                                      ---------      ---------     ---------      ---------     -----------
 Expenses -
  Compensation of Trustees not
    members of the
    Administrator's organization    $     182       $     14      $     139      $     413      $     138
  Distribution costs (Note 5)         101,727         19,795        162,378         52,694         73,313
  Custodian fees (Note 4)               3,884          5,331          4,976          4,957          5,042
  Transfer and dividend
    disbursing agent fees               4,930          1,045          9,662          3,212          4,948
  Printing and postage                 17,327         13,385         16,699         12,075         16,677
  Legal and accounting services         8,597          5,239          9,712          4,773          7,246
  Registration costs                      147            524          --             1,221             --
  Amortization of organization
    expenses (Note 1D)                  3,997          4,241          4,139          4,639          4,392
  Miscellaneous                         3,636          1,359          6,189          1,617          2,992
                                      ---------      ---------     ---------      ---------     -----------
    Total expenses                  $ 144,427       $ 50,933      $ 213,894      $  85,601      $ 114,748
 Deduct allocation of expenses
   to the Administrator
   (Note 4)                            34,529         24,567         37,904         21,812         25,718
                                      ---------      ---------     ---------      ---------     -----------
     Net expenses                   $ 109,898       $ 26,366      $ 175,990      $  63,789      $  89,030
                                      ---------      ---------     ---------      ---------     -----------
      Net investment income         $ 422,921       $ 81,333      $ 686,243      $ 224,161      $ 309,977
                                      ---------      ---------     ---------      ---------     -----------
Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized gain (loss) from
  Portfolio -
   Investment transactions
    (identified cost basis)         $(558,919)      $(80,642)     $(802,477)     $(114,849)     $(528,443)
   Financial futures contracts         (3,842)         1,690         (2,262)        (2,773)         9,808
                                      ---------      ---------     ---------      ---------     -----------
     Net realized loss              $(562,761)      $(78,952)     $(804,739)     $(117,622)     $(518,635)
  Change in unrealized
   appreciation of investments
   and financial futures
   contracts                          425,011         61,989        880,692         94,951        497,292
                                      ---------      ---------     ---------      ---------     -----------
       Net realized and
        unrealized gain (loss)      $(137,750)      $(16,963)     $  75,953      $ (22,671)     $ (21,343)
                                      ---------      ---------     ---------      ---------     -----------
         Net increase in net
          assets from operations    $ 285,171       $ 64,370      $ 762,196      $ 201,490      $ 288,634
                                      =========      =========     =========      =========     ===========

                      See notes to financial statements

                           Statements of Operations
                          Year Ended March 31, 1995



                                                Classic        Classic        Classic
                                               New Jersey      New York         Ohio          Classic
                                                Limited        Limited        Limited      Pennsylvania
                                                  Fund           Fund           Fund       Limited Fund
                                              -----------    -----------    -----------    -------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio       $195,413      $ 433,744      $ 334,013       $ 639,047
 Expenses allocated from Portfolio               (20,117)       (42,103)       (28,788)        (64,136)
                                                ---------      ---------     ---------       ----------
  Net investment income from Portfolio          $175,296      $ 391,641      $ 305,225       $ 574,911
                                                ---------      ---------     ---------       ----------
 Expenses -
  Compensation of Trustees not members of
    the Administrator's organization            $     77      $     181      $     180       $     181
  Distribution costs (Note 5)                     33,613         73,912         55,397         108,581
  Custodian fees (Note 4)                          5,163          4,959          4,679           5,550
  Transfer and dividend disbursing agent
    fees                                           2,027          4,832          3,086           6,705
  Printing and postage                             9,704         13,051         13,868          19,300
  Legal and accounting services                    3,926          9,712          6,595           9,125
  Registration costs                               --               192          1,069           1,332
  Amortization of organization expenses
    (Note 1D)                                      4,014          4,322          4,361           4,139
  Miscellaneous                                    1,979          3,129          4,457           2,762
                                                ---------      ---------     ---------       ----------
   Total expenses                               $ 60,503      $ 114,290      $  93,692       $ 157,675
 Deduct allocation of expenses to the
   Administrator (Note 4)                         20,569         31,253         23,965          44,656
                                                ---------      ---------     ---------       ----------
    Net expenses                                $ 39,934      $  83,037      $  69,727       $ 113,019
                                                ---------      ---------     ---------       ----------
     Net investment income                      $135,362      $ 308,604      $ 235,498       $ 461,892
                                                ---------      ---------     ---------       ----------
Realized and Unrealized Gain (Loss) on
  Investments:
 Net realized gain (loss) from Portfolio -
  Investment transactions (identified cost
  basis)                                        $(99,030)     $(171,049)     $(309,835)      $(291,168)
  Financial futures contracts                       (785)        (2,913)         5,788          (1,945)
                                                ---------      ---------     ---------       ----------
    Net realized loss                           $(99,815)     $(173,962)     $(304,047)      $(293,113)
 Change in unrealized appreciation of
    investments and financial futures
    contracts                                    100,169        105,107        307,142         318,400
                                                ---------      ---------     ---------       ----------
      Net realized and unrealized gain
       (loss)                                   $    354      $ (68,855)     $   3,095       $  25,287
                                                ---------      ---------     ---------       ----------
        Net increase in net assets from
          operations                            $135,716      $ 239,749      $ 238,593       $ 487,179
                                                =========      =========     =========       ==========

                      See notes to financial statements

                     Statements of Changes in Net Assets
                          Year Ended March 31, 1995



                                   Classic        Classic        Classic        Classic
                                  California    Connecticut      Florida    Massachusetts       Classic
                                   Limited        Limited        Limited        Limited        Michigan
                                     Fund           Fund           Fund          Fund        Limited Fund
                                 -----------    -----------    -----------    -----------   -------------
Increase (Decrease) in Net
  Assets:
 From operations -
  Net investment income          $    422,921   $    81,333   $    686,243    $   224,161     $   309,977
  Net realized loss on
    investments                      (562,761)      (78,952)      (804,739)      (117,622)       (518,635)
  Change in unrealized
    appreciation of
    investments                       425,011        61,989        880,692         94,951         497,292
                                    ---------      ---------     ---------      ---------     -----------
   Net increase in net assets
     from operations             $    285,171   $    64,370   $    762,196    $   201,490     $   288,634
                                    ---------      ---------     ---------      ---------     -----------
 Distributions to
  shareholders  (Note 2) -
  From net investment income     $   (422,921)  $   (81,333)  $   (686,243)   $  (224,161)    $  (309,977)
  In excess of net investment
    income                            (65,025)      (10,076)       (92,984)       (32,437)        (42,990)
                                    ---------      ---------     ---------      ---------     -----------
   Total distributions to
     shareholders                $   (487,946)  $   (91,409)  $   (779,227)   $  (256,598)    $  (352,967)
                                    ---------      ---------     ---------      ---------     -----------
 Transactions in shares of
   beneficial interest
   (Note 3)--
  Proceeds from sales of
  shares                         $  4,247,898   $ 1,593,720   $  9,729,211    $ 3,937,604     $ 3,647,414
  Net asset value of shares
    issued to shareholders in
    payment of distributions
    declared                          263,751        67,490        538,010        211,505         259,467
  Cost of shares redeemed         (10,818,154)   (2,102,622)   (19,014,161)    (3,683,373)     (5,811,858)
                                    ---------      ---------     ---------      ---------     -----------
   Increase (decrease) in net
     assets from Fund share
     transactions                $ (6,306,505)  $  (441,412)  $ (8,746,940)   $   465,736     $(1,904,977)
                                    ---------      ---------     ---------      ---------     -----------
    Net increase (decrease)
      in net assets              $ (6,509,280)  $  (468,451)  $ (8,763,971)   $   410,628     $(1,969,310)

Net Assets:
 At beginning of year              14,479,015     2,051,392     22,535,433      4,967,381       8,873,698
                                    ---------      ---------     ---------      ---------     -----------
 At end of year                  $  7,969,735   $ 1,582,941   $ 13,771,462    $ 5,378,009     $ 6,904,388
                                    =========      =========     =========      =========     ===========
Accumulated undistributed
  (distributions in excess of)
  net investment income
  included in net assets at
  end of period                  $     (4,933)  $       687   $     (1,214)   $    (3,692)    $    (1,337)
                                    =========      =========     =========      =========     ===========


                      See notes to financial statements

                     Statements of Changes in Net Assets
                          Year Ended March 31, 1995



                                           Classic           Classic           Classic           Classic
                                         New Jersey         New York            Ohio           Pennsylvania
                                        Limited Fund      Limited Fund      Limited Fund       Limited Fund
                                        --------------    --------------    --------------   ----------------
Increase (Decrease) in Net Assets:
 From operations -
  Net investment income                  $   135,362       $   308,604       $   235,498       $    461,892
  Net realized loss on investments           (99,815)         (173,962)         (304,047)          (293,113)
  Change in unrealized appreciation
   of investments                            100,169           105,107           307,142            318,400
                                         ------------      ------------      ------------      --------------
   Net increase in net assets from
    operations                           $   135,716       $   239,749       $   238,593       $    487,179
                                         ------------      ------------      ------------      --------------
 Distributions to shareholders
  (Note 2) -
  From net investment income             $  (135,362)      $  (308,604)      $  (235,498)      $   (461,892)
  In excess of net investment
   income                                    (20,190)          (41,058)          (25,004)           (66,283)
                                         ------------      ------------      ------------      --------------
   Total distributions to
    shareholders                         $  (155,552)      $  (349,662)      $  (260,502)      $   (528,175)
                                         ------------      ------------      ------------      --------------
 Transactions in shares of
  beneficial interest (Note 3) -
  Proceeds from sales of shares          $ 2,933,944       $ 6,429,917       $ 3,331,128       $  5,729,217
  Net asset value of shares issued
   to shareholders in payment of
   distributions declared                    140,656           258,129           201,293            419,800
  Cost of shares redeemed                 (2,896,814)       (6,860,488)       (4,215,716)       (10,377,411)
                                         ------------      ------------      ------------      --------------
   Increase (decrease) in net
    assets from Fund share
    transactions                         $   177,786       $  (172,442)      $  (683,295)      $ (4,228,394)
                                         ------------      ------------      ------------      --------------
    Net increase (decrease) in net
     assets                              $   157,950       $  (282,355)      $  (705,204)      $ (4,269,390)

Net Assets:
 At beginning of year                      3,148,476         6,324,866         5,794,728         14,022,293
                                         ------------      ------------      ------------      --------------
 At end of year                          $ 3,306,426       $ 6,042,511       $ 5,089,524       $  9,752,903
                                         ============      ============      ============      ==============
Accumulated undistributed
  (distributions in excess of) net
  investment income included in net
  assets at end of year                  $    (1,513)      $    (1,133)      $     5,149       $     (5,984)
                                         ============      ============      ============      ==============

                      See notes to financial statements

                      Statements of Changes in Net Assets
                          Year Ended March 31, 1994*

                                   Classic        Classic        Classic        Classic
                                  California    Connecticut      Florida    Massachusetts       Classic
                                   Limited        Limited        Limited        Limited        Michigan
                                     Fund           Fund           Fund          Fund        Limited Fund
                                 -----------    -----------    -----------    -----------   -------------
Increase (Decrease) in Net
  Assets:
 From operations -
  Net investment income          $    58,736     $    9,335   $    192,058    $   23,928      $    51,814
  Net realized loss on
   investments                        (8,929)        (5,159)        (2,549)       (6,860)         (25,147)
  Unrealized depreciation of
   investments                      (504,398)       (90,668)    (1,259,150)     (186,813)        (421,802)
                                    ---------      ---------     ---------      ---------     -----------
   Net decrease in net assets
    from operations              $  (454,591)    $  (86,492)  $ (1,069,641)   $ (169,745)     $  (395,135)
                                    ---------      ---------     ---------      ---------     -----------
 Distributions to
  shareholders (Note 2) -
  From net investment income     $   (58,736)    $   (9,335)  $   (192,058)   $  (23,928)     $   (51,814)
  In excess of net investment
   income                            (17,713)        (3,372)       (46,323)       (6,403)         (13,190)
                                    ---------      ---------     ---------      ---------     -----------
   Total distributions to
    shareholders                 $   (76,449)    $  (12,707)  $   (238,381)   $  (30,331)     $   (65,004)
                                    ---------      ---------     ---------      ---------     -----------
 Transactions in shares of
  beneficial interest
  (Note 3) -
  Proceeds from sales
    of shares                    $16,544,480     $2,313,385   $ 35,609,041    $6,037,534      $10,139,402
  Net asset value of shares
   issued to shareholders in
   payment of distributions
   declared                           44,414          8,917        156,773        17,027           36,905
  Cost of shares redeemed         (1,578,849)      (171,721)   (11,922,369)     (887,114)        (842,480)
                                    ---------      ---------     ---------      ---------     -----------
   Increase in net assets
    from Fund share transactions $15,010,045     $2,150,581   $ 23,843,445    $5,167,447      $ 9,333,827
                                    ---------      ---------     ---------      ---------     -----------
    Net increase in net
     assets                      $14,479,005     $2,051,382   $ 22,535,423    $4,967,371      $ 8,873,688

Net Assets:
 At beginning of period                   10             10             10            10               10
                                    ---------      ---------     ---------      ---------     -----------
 At end of period                $14,479,015     $2,051,392   $ 22,535,433    $4,967,381      $ 8,873,698
                                    =========      =========     =========      =========     ===========
Accumulated distributions in
  excess of net investment
  income included in net
  assets at end of period        $    (2,785)    $     (857)  $     (2,022)   $     (726)     $      (732)
                                    =========      =========     =========      =========     ===========

* For the Classic California Limited, Classic Connecticut Limited, Classic Florida Limited, Classic Massachusetts Limited, and Classic Michigan Limited Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 8, 1993, December 27, 1993, December 8, 1993, December 9, 1993, and December 8, 1993, respectively, to March 31, 1994.

                      See notes to financial statements

                      Statements of Changes in Net Assets
                          Year Ended March 31, 1994*

                                           Classic           Classic           Classic           Classic
                                         New Jersey         New York            Ohio           Pennsylvania
                                        Limited Fund      Limited Fund      Limited Fund       Limited Fund
                                        --------------    --------------    --------------   ----------------
Increase (Decrease) in Net Assets:
 From operations -
  Net investment income                  $   14,492        $   32,252        $    40,841       $    83,221
  Net realized loss on investments           (3,200)           (7,110)           (20,102)          (31,428)
  Unrealized depreciation of
   investments                             (125,652)         (271,678)          (252,686)         (600,882)
                                         ------------      ------------      ------------      --------------
   Net decrease in net assets from
    operations                           $ (114,360)       $ (246,536)       $  (231,947)      $  (549,089)
                                         ------------      ------------      ------------      --------------
 Distributions to shareholders
  (Note 2) -
  From net investment income             $  (14,492)       $  (32,252)       $   (40,841)      $   (83,221)
  In excess of net investment
   income                                    (3,879)           (8,866)           (11,364)          (21,698)
                                         ------------      ------------      ------------      --------------
   Total distributions to
    shareholders                         $  (18,371)       $  (41,118)       $   (52,205)      $  (104,919)
                                         ------------      ------------      ------------      --------------
 Transactions in shares of
  beneficial interest (Note 3) -
  Proceeds from sales of shares          $3,763,581        $6,966,156        $ 7,513,135       $16,418,070
  Net asset value of shares issued
  to shareholders in payment of
  distributions declared                     14,068            23,336             35,303            70,782
  Cost of shares redeemed                  (496,452)         (376,982)        (1,469,568)       (1,812,561)
                                         ------------      ------------      ------------      --------------
   Increase in net assets from Fund
    share transactions                   $3,281,197        $6,612,510        $ 6,078,870       $14,676,291
                                         ------------      ------------      ------------      --------------
    Net increase in net assets           $3,148,466        $6,324,856        $ 5,794,718       $14,022,283

Net Assets:
 At beginning of period                          10                10                 10                10
                                         ------------      ------------      ------------      --------------
 At end of period                        $3,148,476        $6,324,866        $ 5,794,728       $14,022,293
                                         ============      ============      ============      ==============
Accumulated distributions in excess
  of net investment income included
  in net assets at end of period         $     (336)       $     (988)       $    (1,442)      $    (2,890)
                                         ============      ============      ============      ==============

* For the Classic New Jersey Limited, Classic New York Limited, Classic Ohio Limited, and Classic Pennsylvania Limited Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 8, 1993, to March 31, 1994.

                      See notes to financial statements

                              Financial Highlights

                                          Classic California          Classic Connecticut
                                                Limited                     Limited
                                        ------------------------   --------------------------
                                         Year Ended March 31,         Year Ended March 31,
                                        ------------------------   --------------------------
                                          1995          1994*         1995          1994*
                                        ----------    ----------    ----------   ------------
Net asset value, beginning of
  period                                 $ 9.570       $10.000       $ 9.500       $10.000
                                         --------      --------      --------      ----------
Income (loss) from operations:
 Net investment income                   $ 0.348       $ 0.098       $ 0.344       $ 0.072
 Net realized and unrealized gain
  (loss) on investments                    0.003++      (0.400)        0.002++      (0.475)
  Total income (loss) from
  operations                             $ 0.351       $(0.302)      $ 0.346       $(0.403)
                                         --------      --------      --------      ----------
Less distributions:
 From net investment income              $(0.348)      $(0.098)      $(0.344)      $(0.072)
 In excess of net investment income       (0.053)       (0.030)       (0.042)       (0.025)
                                         --------      --------      --------      ----------
  Total distributions                    $(0.401)      $(0.128)      $(0.386)      $(0.097)
                                         --------      --------      --------      ----------
Net asset value, end of period           $ 9.520       $ 9.570       $ 9.460       $ 9.500
                                         ========      ========      ========      ==========
Total Return (1)                            3.80%        (3.16%)        3.78%        (4.14%)
Ratios/Supplemental Data**:
 Net assets, end of period (000
  omitted)                               $ 7,970       $14,479       $ 1,583       $ 2,051
 Ratio of net expenses to average
  daily net assets (2)                      1.51%         1.48%+        1.37%         1.38%+
 Ratio of net investment income to
  average daily net assets                  3.75%         2.91%+        3.70%         2.70%+

**For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share          $ 0.320       $ 0.081       $ 0.192       $ 0.035
                                         ========      ========      ========      ==========
Ratios (As a percentage of average
  daily net assets):
    Expenses (2)                            1.81%         1.98%+        3.01%         2.78%+
    Net investment income                   3.45%         2.41%+        2.06%         1.30%+


 + Annualized.


 ++ The per share amount is not in accord with the net realized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.



(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.


(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

 * For the Classic California Limited and Classic Connecticut Limited Funds, the Financial Highlights are for the period from the start of business, December 8, 1993, and December 27, 1993, respectively, to March 31, 1994.

                      See notes to financial statements

                              Financial Highlights

                                                                     Classic Massachusetts
                                        Classic Florida Limited             Limited
                                        ------------------------   --------------------------
                                         Year Ended March 31,         Year Ended March 31,
                                        ------------------------   --------------------------
                                          1995          1994*         1995          1994*
                                        ----------    ----------    ----------   ------------
Net asset value, beginning of
  period                                 $ 9.480       $10.000       $ 9.520       $10.000
                                         --------      --------      --------      ----------
Income (loss) from operations:
 Net investment income                   $ 0.353       $ 0.103       $ 0.359       $ 0.107
 Net realized and unrealized gain
  (loss) on investments                    0.088        (0.495)        0.092++      (0.451)
                                         --------      --------      --------      ----------
  Total income (loss) from
  operations                             $ 0.441       $(0.392)      $ 0.451       $(0.344)
                                         --------      --------      --------      ----------
Less distributions:
 From net investment income              $(0.353)      $(0.103)      $(0.359)      $(0.107)
 In excess of net investment income       (0.048)       (0.025)       (0.052)       (0.029)
                                         --------      --------      --------      ----------
  Total distributions                    $(0.401)      $(0.128)      $(0.411)      $(0.136)
                                         --------      --------      --------      ----------
Net asset value, end of period           $ 9.520       $ 9.480       $ 9.560       $ 9.520
                                         ========      ========      ========      ==========

Total Return (1)                            4.81%        (4.07%)        4.90%        (3.67%)

Ratios/Supplemental Data**:
 Net assets, end of period (000
  omitted)                               $13,771       $22,535       $ 5,378       $ 4,967
 Ratio of net expenses to average
  daily net assets (2)                      1.50%         1.39%+        1.63%         1.49%+
 Ratio of net investment income to
  average daily net assets                  3.81%         3.25%+        3.82%         3.12%+

**For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share          $ 0.334       $ 0.095       $ 0.324       $ 0.077
                                         ========      ========      ========      ==========
Ratios (As a percentage of average
  daily net assets):
    Expenses (2)                            1.71%         1.65%+        2.00%         2.38%+
    Net investment income                   3.60%         2.99%+        3.45%         2.23%+

  + Annualized.

 ++ Per share amount is not in accord with the net realized and unrealized gains for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

  * For the Classic Florida Limited and Classic Massachusetts Limited Funds, the Financial Highlights are for the period from the start of business, December 8, 1993 and December 9, 1993, respectively, to March 31, 1994.

                      See notes to financial statements

                              Financial Highlights

                                       Classic Michigan Limited    Classic New Jersey Limited
                                        ------------------------   --------------------------
                                         Year Ended March 31,         Year Ended March 31,
                                        ------------------------   --------------------------
                                          1995          1994*         1995          1994*
                                        ----------    ----------    ----------   ------------
Net asset value, beginning of
  period                                 $ 9.490       $10.000       $ 9.570       $10.000
                                         --------      --------      --------      ----------
Income (loss) from operations:
 Net investment income                   $ 0.352       $ 0.100       $ 0.345       $ 0.099
 Net realized and unrealized gain
  (loss) on investments                    0.039++      (0.484)        0.071        (0.404)
                                         --------      --------      --------      ----------
  Total income (loss) from
  operations                             $ 0.391       $(0.384)      $ 0.416       $(0.305)
                                         --------      --------      --------      ----------
Less distributions:
 From net investment income              $(0.352)      $(0.100)      $(0.345)      $(0.099)
 In excess of net investment income       (0.049)       (0.026)       (0.051)       (0.026)
                                         --------      --------      --------      ----------
  Total distributions                    $(0.401)      $(0.126)      $(0.396)      $(0.125)
                                         --------      --------      --------      ----------
Net asset value, end of period           $ 9.480       $ 9.490       $ 9.590       $ 9.570
                                         ========      ========      ========      ==========

Total Return (1)                            4.26%        (3.99%)        4.49%        (3.20%)

Ratios/Supplemental Data**:
 Net assets, end of period (000
  omitted)                               $ 6,904       $ 8,874       $ 3,306       $ 3,148
 Ratio of net expenses to average
  daily net assets (2)                      1.56%         1.15% +       1.61%         1.57% +
 Ratio of net investment income to
  average daily net assets                  3.80%         3.07% +       3.62%         3.08% +

**For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share          $ 0.312       $ 0.061       $ 0.293       $ 0.057
                                         ========      ========      ========      ==========
Ratios (As a percentage of average
  daily net assets):
   Expenses (2)                             1.99%         2.35%+        2.16%         2.88%+
   Net investment income                    3.37%         1.87%+        3.07%         1.77%+


  + Annualized.


 ++ Per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.



(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.


(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

  * For the Classic Michigan Limited and Classic New Jersey Limited Funds, the Financial Highlights are for the period from the start of business, December 8, 1993, to March 31, 1994.

                      See notes to financial statements

                              Financial Highlights

                                       Classic New York Limited       Classic Ohio Limited
                                        ------------------------   --------------------------
                                         Year Ended March 31,         Year Ended March 31,
                                        ------------------------   --------------------------
                                          1995          1994*         1995          1994*
                                        ----------    ----------    ----------   ------------
Net asset value, beginning of
  period                                 $ 9.500       $10.000       $ 9.500       $10.000
                                         --------      --------      --------      ----------
Income (loss) from operations:
 Net investment income                   $ 0.354       $ 0.100       $ 0.358       $ 0.095
 Net realized and unrealized gain
  (loss) on investments                    0.037++      (0.473)        0.068        (0.473)
                                         --------      --------      --------      ----------
  Total income (loss) from
  operations                             $ 0.391       $(0.373)      $ 0.426       $(0.378)
                                         --------      --------      --------      ----------
Less distributions:
 From net investment income              $(0.354)      $(0.100)      $(0.358)      $(0.095)
 In excess of net investment income       (0.047)       (0.027)       (0.038)       (0.027)
                                         --------      --------      --------      ----------
  Total distributions                    $(0.401)      $(0.127)      $(0.396)      $(0.122)
                                         --------      --------      --------      ----------
Net asset value, end of period           $ 9.490       $ 9.500       $ 9.530       $ 9.500
                                         ========      ========      ========      ==========

Total Return (1)                            4.26%        (3.88%)        4.63%        (3.91%)

Ratios/Supplemental Data**:
 Net assets, end of period (000
  omitted)                               $ 6,043       $ 6,325       $ 5,090       $ 5,795
 Ratio of net expenses to average
  daily net assets (2)                      1.52%         1.61% +       1.60%         1.27% +
 Ratio of net investment income to
  average daily net assets                  3.76%         3.17% +       3.81%         3.04% +

**For the following periods, the operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share          $ 0.318       $ 0.082       $ 0.311       $ 0.074
                                         ========      ========      ========      ==========
Ratios (As a percentage of average
  daily net assets):
    Expenses (2)                            1.90%         2.17%+        2.10%         1.95%+
    Net investment income                   3.38%         2.61%+        3.32%         2.36%+


   + Annualized.

  ++Per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

 * For the Classic New York Limited and Classic Ohio Limited Funds, the Financial Highlights are for the period from the start of business, December 8, 1993, to March 31, 1994.

                      See notes to financial statements

                              Financial Highlights

                                          Classic Pennsylvania
                                                Limited
                                       --------------------------
                                          Year Ended March 31,
                                       --------------------------
                                          1995          1994*
                                         --------      ----------

Net asset value, beginning of
  period                                 $ 9.520       $10.000
                                         --------      ----------

Income (loss) from operations:
 Net investment income                   $ 0.359       $ 0.103
 Net realized and unrealized gain
  (loss) on investments                    0.082        (0.453)
                                         --------      ----------
  Total income (loss) from
  operations                             $ 0.441       $(0.350)
                                         --------      ----------

Less distributions:
 From net investment income              $(0.359)      $(0.103)
 In excess of net investment income       (0.052)       (0.027)
                                         --------      ----------
  Total distributions                    $(0.411)      $(0.130)
                                         --------      ----------
Net asset value, end of period           $ 9.550       $ 9.520
                                         ========      ==========

Total Return (1)                            4.79%        (3.65%)

Ratios/Supplemental Data**:
 Net assets, end of period
  (000 omitted)                          $ 9,753       $14,022
 Ratio of net expenses to average
  daily net assets (2)                      1.47%         1.38% +
 Ratio of net investment income to
  average daily net assets                  3.83%         3.29% +

**For the following periods, the operating expenses of the Fund reflects an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share          $ 0.324       $ 0.089
                                         ========      ==========

Ratios (As a percentage of average
  daily net assets):
    Expenses (2)                            1.84%         1.82%+
    Net investment income                   3.46%         2.85%+


  + Annualized.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

  * For the Classic Pennsylvania Limited Fund, the Financial Highlights are for the period from the start of business, December 8, 1993, to March 31, 1994.

                      See notes to financial statements

                          Notes to Financial Statements

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, nine of which are included in these financial statements. They include EV Classic California Limited Maturity Tax Free Fund, ("Classic California Limited Fund"), EV Classic Connecticut Limited Maturity Tax Free Fund ("Classic Connecticut Limited Fund"), EV Classic Florida Limited Maturity Tax Free Fund ("Classic Florida Limited Fund"), EV Classic Massachusetts Limited Maturity Tax Free Fund ("Classic Massachusetts Limited Fund"), EV Classic Michigan Limited Maturity Tax Free Fund ("Classic Michigan Limited Fund"), EV Classic New Jersey Limited Maturity Tax Free Fund ("Classic New Jersey Limited Fund"), EV Classic New York Limited Maturity Tax Free Fund ("Classic New York Limited Fund"), EV Classic Ohio Limited Maturity Tax Free Fund ("Classic Ohio Limited Fund"), and EV Classic Pennsylvania Limited Maturity Tax Free Fund ("Classic Pennsylvania Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic California Limited Fund invests its assets in the California Limited Maturity Tax Free Portfolio, the Classic Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Tax Free Portfolio, the Classic Florida Limited Fund invests its assets in the Florida Limited Maturity Tax Free Portfolio, the Classic Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Tax Free Portfolio, the Classic Michigan Limited Fund invests its assets in the Michigan Limited Maturity Tax Free Portfolio, the Classic New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Tax Free Portfolio, the Classic New York Limited Fund invests its assets in the New York Limited Maturity Tax Free Portfolio, the Classic Ohio Limited Fund invests its assets in the Ohio Limited Maturity Tax Free Portfolio, and Classic Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (9.7%, 9.0%, 8.5%, 4.5%, 20.8%, 3.4%, 3.6%, 13.0% and 8.6% at March 31, 1995 for the Classic
California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Income - Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1995, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income taxes. The amounts and expiration dates of the capital loss carryovers are as follows:

                Fund                      Amount          Expires
------------------------------------     ----------   ----------------
Classic California Limited Fund          $116,866       March 31, 2003
Classic Connecticut Limited Fund           33,723       March 31, 2003
                                            6,885       March 31, 2002
Classic Florida Limited Fund              175,896       March 31, 2003
Classic Massachusetts Limited Fund         35,340       March 31, 2003
                                               58       March 31, 2002
Classic Michigan Limited Fund             202,917       March 31, 2003
                                           12,147       March 31, 2002
Classic New Jersey Limited Fund            21,377       March 31, 2003
                                              497       March 31, 2002
Classic New York Limited Fund              42,307       March 31, 2003
                                              195       March 31, 2002
Classic Ohio Limited Fund                 144,733       March 31, 2003
                                           13,519       March 31, 2002
Classic Pennsylvania Limited Fund          83,019       March 31, 2003
                                              563       March 31, 2002

Additionally, at March 31, 1995, net capital losses of $411,757, $44,534, $484,602, $78,469, $328,237, $72,740, $125,687, $167,323, and $191,234, for
the Classic California Limited

Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not included by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Distribution Costs - For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. For tax purposes, commissions paid prior to November 23, 1994 were charged to paid-in capital and commissions paid subsequent to that date were subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service ruling and has no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. Other - Investment transactions are accounted for on a trade date basis.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, each Fund declares each day an amount equal to the excess of tax basis net income over book basis net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended March 31, 1995, $62,877, $11,620, $93,792, $29,471, $42,385,
$19,013, $40,915, $31,595 and $63,189, were reclassified from distributions in excess of net investment income to paid-in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Classic Connecticut Limited
                              Classic California Limited Fund                 Fund
                              -------------------------------     -----------------------------
                                   Year Ended March 31,               Year Ended March 31,
                              -------------------------------     -----------------------------
                                   1995             1994*            1995           1994***
                             --------------    --------------    -------------   -------------
Sales                              446,064        1,669,023         169,046         232,594
Issued to shareholders
  electing to receive
  payments of
  distributions in Fund
  shares                            27,926            4,473           7,199             914
Redemptions                     (1,149,774)        (160,804)       (225,035)        (17,472)
 Net increase (decrease)          (675,784)       1,512,692         (48,790)        216,036
                                ============      ============     ===========     ===========

                                                                 Classic Massachusetts Limited
                               Classic Florida Limited Fund                   Fund
                              -------------------------------     -----------------------------
                                   Year Ended March 31,               Year Ended March 31,
                              -------------------------------     -----------------------------
                                   1995             1994*            1995           1994**
                             --------------    --------------    -------------   -------------
Sales                            1,028,811        3,567,968         412,016         610,459
Issued to shareholders
  electing to receive
  payments of
  distributions in Fund
  shares                            57,134           15,909          22,406           1,735
Redemptions                     (2,017,638)      (1,206,136)       (393,350)        (90,535)
                                ------------      ------------     -----------     -----------
 Net increase (decrease)          (931,693)       2,377,741          41,072         521,659
                                ============      ============     ===========     ===========

                                                                   Classic New Jersey Limited
                               Classic Michigan Limited Fund                  Fund
                              -------------------------------     -----------------------------
                                   Year Ended March 31,               Year Ended March 31,
                              -------------------------------     -----------------------------
                                   1995             1994*            1995           1994*
                             --------------    --------------    -------------   -------------
Sales                             382,990         1,017,292         307,217         378,370
Issued to shareholders
  electing to receive
  payments of
  distributions in Fund
  shares                           27,600             3,771          14,838           1,429
Redemptions                      (617,634)          (86,014)       (306,159)        (50,868)
                                ------------      ------------     -----------     -----------
 Net increase (decrease)         (207,044)          935,049          15,896         328,931
                                ============      ============     ===========     ===========

                               Classic New York Limited Fund       Classic Ohio Limited Fund
                              -------------------------------     -----------------------------
                                   Year Ended March 31,               Year Ended March 31,
                              -------------------------------     -----------------------------
                                   1995             1994*            1995            1994*
                             --------------    --------------    -------------   -------------
Sales                             679,290          701,855          350,118          755,761
Issued to shareholders
  electing to receive
  payments of
  distributions in Fund
  shares                           27,539            2,382           21,320            3,581
Redemptions                      (736,398)         (38,187)        (447,159)        (149,498)
                                ------------      ------------     -----------     -----------
 Net increase (decrease)          (29,569)         666,050          (75,721)         609,844
                                ============      ============     ===========     ===========

                               Classic Pennsylvania Limited
                                           Fund
                              -------------------------------
                                   Year Ended March 31,
                              -------------------------------
                                   1995             1994*
                                   ----             -----
Sales                              601,975        1,647,838
Issued to shareholders
  electing to receive
  payments of
  distributions in Fund
  shares                            44,417            7,199
Redemptions                     (1,097,896)        (181,869)
                                ------------      ------------
 Net increase (decrease)          (451,504)       1,473,168
                                ============      ============


* For the period from the start of business December 8, 1993 to March 31, 1994.
** For the period from the start of business December 9, 1993 to March 31, 1994.
*** For the period from the start of business December 27, 1993 to March 31, 1994.


(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $34,529, $24,567, $37,904, $21,812, $25,718, $20,569, $31,253, $23,965 and
$44,656, of expenses related to the operation of the Classic California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the

Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/ trustees of the above organizations (Note 5).


(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995, the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require each of the Funds to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Fund's net assets. For the year ended March 31, 1995, Classic California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund, paid or accrued $84,772, $16,496, $135,315, $43,932, $61,092, $28,024, $61,579, $46,270 and $90,441,
respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At March 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund were approximately $1,286,000, $217,000, $2,826,000, $594,000, $856,000, $326,000, $748,000, $677,000 and $1,391,000,
respectively.



In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.15% of each Fund's average daily net assets for any fiscal year. For the year ended March 31, 1995, Classic California Limited Fund, Classic Connecticut Limited Fund, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic Michigan Limited Fund, Classic New Jersey Limited Fund, Classic New York Limited Fund, Classic Ohio Limited Fund, and Classic Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $16,955, $3,299, $27,063, $8,762, $12,221, $5,589, $12,333,
$9,127, and $18,140, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fees payments to Authorized Firms in amounts anticipated to be equivalent to 0.15%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.15% of the purchase price of the shares sold by such Authorized Firm and monthly payments of service fees in amounts not expected to exceed 0.15% per annum of the Funds average daily net assets based on the value of Fund shares sold by such Authorized Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares. EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

(6) Contingent Deferred Sales Charges

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended March 31, 1995, EVD received no CDSC paid by shareholders.


(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1995, were as follows:

                        Classic            Classic            Classic
                      California         Connecticut          Florida
                        Limited            Limited            Limited
                         Fund               Fund               Fund
                    ----------------    --------------   -----------------
Increases             $ 4,764,696        $1,603,171         $10,806,356
Decreases              11,542,358         2,202,716          21,300,718

                        Classic            Classic             Classic
                     Massachusetts         Michigan          New Jersey
                        Limited            Limited             Limited
                          Fund               Fund               Fund
                     --------------      ------------      ---------------
Increases             $ 4,574,885        $3,936,696         $ 3,121,007
Decreases               3,881,490         6,218,334           3,001,071

                        Classic            Classic             Classic
                        New York             Ohio           Pennsylvania
                        Limited            Limited             Limited
                          Fund               Fund               Fund
                     --------------      ------------      ---------------
Increases             $ 6,952,860        $3,469,853         $ 6,026,825
Decreases               6,848,334         4,596,712          10,770,410

                         Independent Auditors' Report

To the Trustees and Shareholders of Eaton Vance Investment Trust:

We have audited the accompanying statements of assets and liabilities of EV Classic California Limited Maturity Tax Free Fund, EV Classic Connecticut Limited Maturity Tax Free Fund, EV Classic Florida Limited Maturity Tax Free Fund, EV Classic Massachusetts Limited Maturity Tax Free Fund, EV Classic Michigan Limited Maturity Tax Free Fund, EV Classic New Jersey Limited Maturity Tax Free Fund, EV Classic New York Limited Maturity Tax Free Fund, EV Classic Ohio Limited Maturity Tax Free Fund, and EV Classic Pennsylvania Limited Maturity Tax Free Fund (the Funds) (series of Eaton Vance Investment Trust) as of March 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 1995 and for the period from the start of business to March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Investment Trust at March 31, 1995, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                         DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 5, 1995

                California Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Cogeneration - 1.9%
NR             BBB-         $1,500      Central Valley Finance Authority, Carson
                                        Ice-Gen. Project, 5.20%, 7/1/99                     $ 1,475,310
                                                                                            -----------
                                        Education - 4.7%
Aaa            AAA          $1,500      California Educational Facilities Authority,
                                        Stanford University, 5.90%, 11/1/03                 $ 1,575,450
Aaa            AAA           2,000      California Educational Facilities Authority,
                                        California Institute of Technology, 6.375%,
                                        1/1/08                                                2,097,140
                                                                                            -----------
                                                                                            $ 3,672,590
                                                                                            -----------
                                        Escrowed/Prerefunded - 22.4%
Aaa            AAA          $1,700      California Educational Facilities Authority,
                                        National University, Prerefunded to 5/1/01,
                                        7.15%, 5/1/21                                       $ 1,904,850
Aaa            AAA           2,300      California State Public Works Board,
                                        Department of Corrections, Prerefunded to
                                        9/1/01, 6.50%, 9/1/19                                 2,520,363
Aaa            AAA           1,500      East Bay Municipal Utility District, Water
                                        System Bonds, (AMBAC), Prerefunded to 12/1/01,
                                        6.375%, 6/1/21                                        1,636,950
Aaa            AAA           5,700      Los Angeles County Commission Authority, Sales
                                        Tax Bonds, Prerefunded to 7/1/01, 6.75%,
                                        7/1/18                                                6,311,781
Aaa            AAA           1,500      Puerto Rico Highway, Prerefunded to 7/1/00,
                                        7.75%, 7/1/16                                         1,722,105
NR             AAA           3,000      San Bernadino, California, Certificates of
                                        Participation, Prerefunded to 8/1/01, 7.00%,
                                        8/1/28                                                3,365,190
                                                                                            -----------
                                                                                            $17,461,239
                                                                                            -----------
                                        Electric Utilities - 9.3%
A2             A+           $  500      California Pollution Control Financing
                                        Authority, Southern California Edison Company,
                                        6.85%, 12/1/08                                      $   527,160
A2             A+            1,000      California Pollution Control Financing
                                        Authority, Southern California Edison Company,
                                        6.85%, 12/1/08                                        1,054,320
Aa             AA            1,700      Department of Water and Power of the City of
                                        Los Angeles, Electric Plant Revenue Bonds,
                                        5.75%, 11/15/02                                       1,762,322
Aa             AA            1,000      Department of Water and Power of the City of
                                        Los Angeles, Electric Plant Revenue Bonds,
                                        9.00%, 9/1/01                                         1,202,130
Aa             AA-           1,500      Pasadena Electric Works Revenue Bonds, 7.00%,
                                        8/1/09                                                1,596,210
Aa             NR            1,000      Southern California Public Power Authority,
                                        Transportation Project, 7.00%, 7/1/00                 1,071,930
                                                                                            -----------
                                                                                            $ 7,214,072
                                                                                            -----------
                                        General Obligations - 9.6%
A1             A            $1,625      State of California, 6.80%, 10/1/02                 $ 1,778,140
A1             A+              800      The City of Los Angeles, California, Adult and
                                        Juvenile Detention Center, 7.30%, 6/1/99                867,488
Aa             AA-           1,000      Palos Verdes Library District, 6.70%, 8/1/11          1,050,500
Baa1           A-              750      Puerto Rico Municipal Finance Agency, 5.60%,
                                        7/1/02                                                  757,470
A1             AA-           1,870      City and County of San Francisco, 6.50%,
                                        12/15/03                                              1,984,425
A1             AA-           1,000      City and County of San Francisco, Public
                                        Schools Facilities Improvement Project, 7.60%,
                                        9/1/06                                                1,073,450
                                                                                            -----------
                                                                                            $ 7,511,473
                                                                                            -----------
                                        Housing - 5.0%
NR             AAA          $  100      Redevelopment Agency of the City of Azusa,
                                        SFMR, 6.40%, 10/1/02                                $   105,773
Aa             A+            1,000      Department of Veterans Affairs of the State of
                                        California, Home Purchase Revenue Bonds,
                                        (AMT), 7.50%, 8/1/98                                  1,030,460
A2             NR            1,000      Orange County, California, Apartment
                                        Development Revenue Bonds, Villa La Paz, LOC
                                        Tokai Bank, 4.50%, 8/15/07                              986,340

                                        Housing (continued)
NR             AAA             750      Housing Authority of the County of Santa
                                        Clara, Orchard Glen Apartments, 5.25%, 11/1/97         751,748
NR             AA+           1,000      The City of Palmdale, California, Oasis at
                                        Palmdale Apartments, (FNMA), 5.60%, 12/1/22            993,470
                                                                                            -----------
                                                                                            $3,867,791
                                                                                            -----------
                                        Hospitals - 3.3%
A1             AA-          $2,400      California Health Facilities Financing
                                        Authority, Sisters of Providence, 7.50%,
                                        10/1/10                                             $2,607,816
                                                                                            -----------
                                        Industrial Development Revenue - 2.2%
Aaa            AAA          $1,700      California Pollution Control Financing
                                        Authority, North County Recycling Center,
                                        6.00%, 7/1/00                                       $1,752,037
                                                                                            -----------
                                        Insured Education - 2.7%
Aaa            AAA          $1,000      The Regents of the University of California,
                                        (MBIA), 6.10% 9/1/00                                $1,050,950
Aaa            AAA           1,000      The Regents of the University of California,
                                        (MBIA), 6.00%, 9/1/02                                1,047,930
                                                                                            -----------
                                                                                            $2,098,880
                                                                                            -----------
                                        Insured Electric Utilities - 5.3%
Aaa            AAA          $1,000      California Pollution Control Financing
                                        Authority, Southern California Edison Company,
                                        (MBIA), 6.85%, 12/1/08                              $1,066,570
Aaa            AAA           1,900      Northern California Power Agency, (MBIA),
                                        6.00%, 8/1/03                                        1,993,556
Aaa            AAA           1,000      Sacramento Municipal Utility District, (MBIA),
                                        6.20%, 8/15/05                                       1,061,080
                                                                                            -----------
                                                                                            $4,121,206
                                                                                            -----------
                                        Insured General Obligations - 4.4%
Aaa            AAA          $1,245      The City and County of San Francisco, School
                                        District Facilities Improvement Projects,
                                        (FGIC), 6.00%, 6/15/01                              $1,297,688
Aaa            AAA           1,925      Moulton Niguel, California Water District,
                                        (AMBAC), 7.30%, 4/1/12                               2,152,766
                                                                                            -----------
                                                                                            $3,450,454
                                                                                            -----------
                                        Insured Hospital Revenue - 7.6%
Aaa            AAA          $1,750      ABAG Finance Authority, Certificates of
                                        Participation, Stanford University Hospital,
                                        (MBIA), 4.90%, 11/1/03                              $1,660,610
Aaa            AAA           1,000      ABAG Finance Authority, Certificates of
                                        Participation, Stanford University Hospital,
                                        (MBIA), 5.125%, 11/1/05                                942,660
Aaa            AAA           1,075      California Health Facilities Financing
                                        Authority, Centinela Hospital Medical Center,
                                        (MBIA), 6.00%, 9/1/01                                1,129,588
Aaa            AAA             500      Desert Hospital District, Certificates of
                                        Participation, Desert Hospital Corporation
                                        Project, (CGIC), 6.15%, 7/1/02                         524,905
Aaa            AAA           1,485      The Regents of the University of California,
                                        UCLA Medical Center, (MBIA), 8.00%, 12/1/99          1,663,735
                                                                                            -----------
                                                                                            $5,921,498
                                                                                            -----------
                                        Insured Lease Revenue/
                                        Certificates of Participation - 1.9%
Aaa            AAA          $1,250      Merced County, California, CSAC Lease Finance
                                        Program, Certificates of Participation, (FSA),
                                        5.60%, 10/1/01                                      $1,276,513
Aaa            AAA             160      San Bernadino County, California, Certificates
                                        of Participation, West Valley Detention Center
                                        Refinancing Project, (MBIA), 5.75%, 11/1/00            166,470
                                                                                            -----------
                                                                                            $1,442,983
                                                                                            -----------
                                        Insured Special Tax - 1.4%
Aaa            AAA          $1,000      Riverside County Transportation Commission,
                                        (AMBAC), 6.50%, 6/1/01                              $1,080,690
                                                                                            -----------
                                        Insured Transportation -1.4%
Aaa            AAA          $1,000      San Francisco Bay Area Rapid Transit District,
                                        (AMBAC), 6.75%, 7/1/09                              $1,057,770
                                                                                            -----------

                                        Insured Water & Sewer Revenue - 3.3%
Aaa            AAA          $1,000      Los Angeles Wastewater System, (MBIA), 9.00%,
                                        6/1/00                                              $ 1,171,610
Aaa            AAA             585      Sweetwater Authority, Water Revenue Bonds,
                                        (AMBAC), 7.00%, 4/1/10                                  621,966
Aaa            AAA             750      City of Vallejo, California, Water Improvement
                                        Project, (FGIC), 6.00%, 11/1/00                         789,368
                                                                                            -----------
                                                                                            $ 2,582,944
                                                                                            -----------
                                        Lease Revenue/Certificates
                                        of Participation - 1.0%
A              A-           $  250      State Public Works Board of the State of
                                        California, State Prison-Madera County, 6.90%,
                                        9/1/99                                              $   264,795
Baa1           A               475      Puerto Rico Public Building Authority, 6.50%,
                                        7/1/03                                                  507,357
                                                                                            -----------
                                                                                            $   772,152
                                                                                            -----------
                                        Special Tax Revenue - 2.6%
Aa             AA           $2,000      Orange County Local Transportation Authority,
                                        Sales Tax Revenue Bonds, 5.70%, 2/15/03             $ 2,026,340
                                                                                            -----------
                                        Transportation - 5.4%
A1             A+           $1,000      Contra Costa, California Transportation
                                        Authority, 6.40%, 3/1/01                            $ 1,065,450
A1             AA-           1,500      Los Angeles County Transportation Commission,
                                        7.40%, 7/1/15                                         1,594,260
Aa             AA-           1,500      Los Angeles Department of Airports, 7.40%,
                                        5/1/10                                                1,578,675
                                                                                            -----------
                                                                                            $ 4,238,385
                                                                                            -----------

                                        Water & Sewer Revenue - 4.6%
A              NR           $  700      Coachella Valley Water District, Flood Control
                                        Project, Certificates of Participation, 5.75%,
                                        10/1/00                                             $   697,718
A1             A             2,000      The City of Los Angeles Wastewater System,
                                        6.90%, 6/1/08 (1)                                     2,109,940
Baa1           A               750      Puerto Rico Aqueduct and Sewer Authority,
                                        7.875%, 7/1/17                                          816,225
                                                                                            -----------
                                                                                            $ 3,623,883
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $77,371,691)                                        $77,979,513
                                                                                            ===========

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 30.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.7% to 16.6% of total investments.
                      See notes to financial statements

                Connecticut Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 6.6%
NR             A            $  345      State of Connecticut HEFA, The Taft School
                                        Issue, 4.50%, 7/1/01                                $  329,074
Baa1           A               750      State of Connecticut HEFA, Fairfield
                                        University Issue, 6.90%, 7/1/14                        775,140
                                                                                            -----------
                                                                                            $1,104,214
                                                                                            -----------
                                        Electric Revenue - 3.2%
Baa1           A-           $  500      Puerto Rico Electric Power Authority, 7.125%,
                                        7/1/14                                              $  529,025
                                                                                            -----------
                                        Escrowed/Prerefunded - 3.3%
Aaa            AAA          $  500      South Central Connecticut Regional Water
                                        Authority, (AMBAC), Prerefunded to 8/1/01,
                                        6.50%, 8/1/07                                       $  546,045
                                                                                            -----------
                                        General Obligations - 11.0%
NR             BBB          $  300      Government of Guam, 4.80%, 11/15/03                 $  283,083
A1             NR              125      Town of Killingly, Connecticut, 6.80%, 9/15/07         132,926
A1             NR              125      Town of Newtown, Connecticut, 4.60%, 6/15/02           122,002
Aa1            AA+             150      City of Norwalk, Connecticut, 4.65%, 1/15/01           146,577
Baa1           A               100      Commonwealth of Puerto Rico, 4.90%, 7/1/00              97,694
Aa             AA-             500      State of Connecticut, 5.95%, 11/15/00                  524,930
Aa             AA-             500      State of Connecticut, 6.50%, 3/1/03                    538,955
                                                                                            -----------
                                                                                            $1,846,167
                                                                                            -----------
                                        Health Care - 0.1%
A1             AA-          $   25      State of Connecticut HEFA, Noble Horizon
                                        Nursing Home, 4.40%, 11/1/98                        $   24,723
                                                                                            -----------
                                        Housing - 10.4%
Aa             AA           $  120      Connecticut Housing Finance Authority, 5.45%,
                                        5/15/04                                             $  119,566
Aa             AA              350      Connecticut Housing Finance Authority, (AMT),
                                        6.90%, 11/15/98                                        366,499
Aa             AA              200      Connecticut Housing Finance Authority, 6.95%,
                                        11/15/01                                               211,446
Aa             AA            1,000      Connecticut Housing Finance Authority, 6.90%,
                                        11/15/99                                             1,049,570
                                                                                            -----------
                                                                                            $1,747,081
                                                                                            -----------
                                        Insured Transportation - 5.2%
Aaa            AAA          $  750      Connecticut State Airport Bonds, Bradley
                                        International Airport, (FGIC), 7.40%, 10/1/04       $  869,235
                                                                                            -----------
                                        Insured Hospitals - 17.5%
Aaa            AAA          $  750      Connecticut Development Authority, Hartford
                                        Hospital Real Estate Corporation Project,
                                        (MBIA), (AMT), 6.875%, 10/1/06                      $  800,017
Aaa            AAA             750      Connecticut HEFA, Bristol Hospital Issue,
                                        (MBIA), 7.00%, 7/1/09                                  801,502
Aaa            AAA             500      Connecticut HEFA, Waterbury Hospital Issue,
                                        (FSA), 7.00% 7/1/20                                    527,730
Aaa            AAA             500      Connecticut HEFA, Stamford Hospital Issue,
                                        (MBIA), 6.50%, 7/1/06 (1)                              532,695
Aaa            AAA             250      Connecticut HEFA, Stamford Hospital Issue,
                                        (MBIA), 6.50%, 7/1/06                                  266,347
                                                                                            -----------
                                                                                            $2,928,291
                                                                                            -----------
                                        Insured General Obligations - 5.8%
Aaa            AAA          $  500      Old Saybrook, Connecticut, (AMBAC), 4.10%,
                                        8/15/01                                             $  456,560
Aaa            AAA             100      Town of Oxford, Connecticut, (FGIC), 6.90%,
                                        2/1/06                                                 107,647
Aaa            AAA             300      City of Waterbury, Connecticut, (FGIC), 4.80%,
                                        4/15/01                                                294,009
Aaa            AAA             125      Town of Windham, Connecticut, (AMBAC), 4.50%,
                                        8/15/01                                                120,046
                                                                                            -----------
                                                                                            $  978,262
                                                                                            -----------
                                        Insured Miscellaneous - 4.7%
Aaa            AAA          $  725      Woodstock, Connecticut, Special Obligation
                                        Bonds, (AMBAC), 7.00%, 3/1/07                       $  784,508
                                                                                            -----------
                                        Insured Special Tax - 4.0%
Aaa            AAA          $  700      Connecticut Special Assessment Unemployment
                                        Compensation Advance Fund Revenue Bonds,
                                        (AMBAC), 4.60%, 5/15/00                             $  676,473
                                                                                            -----------

                                        Insured Utility - 0.7%
Aaa            AAA          $  125      Puerto Rico Telephone Authority, (MBIA),
                                        4.50%, 1/1/00                                       $   121,768
                                                                                            -----------
                                        Miscellaneous - 6.7%
A1             AA-          $  500      Connecticut State Development Authority,
                                        4.60%, 11/15/01                                     $   479,605
A2             NR              625      Connecticut State Development Authority,
                                        Frito-Lay Incorporated Project, 6.375%, 7/1/04          637,781
                                                                                            -----------
                                                                                            $ 1,117,386
                                                                                            -----------
                                        Solid Waste - 7.5%
A              A            $  600      Connecticut State Resource Recovery Authority,
                                        Bridgeport, Connecticut, RESCO Co., 7.625%,
                                        1/1/09                                              $   630,762
Baa1           NR              350      Connecticut State Resource Recovery Authority,
                                        4.50%, 7/1/97                                           345,086
NR             A               300      Eastern Connecticut Resource Recovery
                                        Authority, Wheelabrator Lisbon Project, (AMT),
                                        4.90%, 1/1/02                                           275,046
                                                                                            -----------
                                                                                            $ 1,250,894
                                                                                            -----------
                                        Special Tax Revenue - 13.3%
A1             AA-          $  100      State of Connecticut, Special Tax Obligation
                                        Refunding Bonds, 4.625%, 9/1/00                     $    97,685
A1             AA-             500      State of Connecticut, Special Tax Obligation
                                        Bonds, 6.55%, 12/1/98                                   528,765
A1             AA-           1,300      State of Connecticut, Special Tax Obligation
                                        Bonds, 7.00%, 10/1/99                                 1,407,965
Baa1           A               200      Puerto Rico Commonwealth Highway and
                                        Transportation Authority, 4.80%, 7/1/00                 193,695
                                                                                            -----------
                                                                                            $ 2,228,110
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $16,798,633)                                        $16,752,182
                                                                                            ===========



(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 41.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 7.6% to 15.4% of total investment.


                      See notes to financial statements

                  Florida Limited Maturity Tax Free Portfolio
                    Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Escrowed - 21.9%
Aaa              AAA        $1,000      Canaveral FL Port Authority, (FGIC), ETM,
                                        6.30%, 6/1/02                                      $  1,067,970
Aaa              AAA         1,015      Dade County FL, Educational Facilities
                                        Authority, (MBIA), Prerefunded to 10/1/01,
                                        7.00%, 10/1/08                                        1,137,957
Aaa              AAA         1,000      Dunnedin FL Hospital, Mease Health Care,
                                        (MBIA), Prerefunded to 11/15/01, 6.75%,
                                        11/15/21                                              1,108,800
Aaa              AAA         4,100      Florida Board of Education Capital Outlay,
                                        Prerefunded to 6/1/00, 7.25%, 6/1/23                  4,577,486
Aaa              AAA         1,000      Florida MPA, All Requirements Power Supply
                                        Project, (AMBAC), Prerefunded to 10/1/02,
                                        6.25%, 10/1/21                                        1,084,500
Aaa              AAA         1,500      Florida MPA, Stanton II Project, (AMBAC),
                                        Prerefunded to 10/1/02, 6.50%, 10/1/20                1,649,850
Aaa              AAA         1,780      Hollywood FL Water & Sewer, (FGIC),
                                        Prerefunded to 10/1/01, 6.375%, 10/1/02               1,934,753
Aaa              AAA         1,500      Jacksonville Beach Utilities, (MBIA),
                                        Prerefunded to 10/1/01, 6.50%, 10/1/12                1,640,670
Aaa              AAA         2,500      Jacksonville Electric Authority, Bulk Power
                                        Supply System, Prerefunded to 10/1/00, 6.75%,
                                        10/1/21                                               2,736,125
Aaa              AAA         4,485      Jacksonville Electric Authority, Bulk Power
                                        Supply System, Prerefunded to 10/1/00, 6.75%,
                                        10/1/16                                               4,908,608
Aaa              AAA         1,400      Jacksonville Electric Authority, St John's
                                        River Power Park, Prerefunded to 10/1/95,
                                        7.00%, 10/1/02                                        1,439,452
Aaa              AAA         1,665      Kissimmee Utility Authority, (FGIC),
                                        Prerefunded to 10/1/01, 6.50%, 10/1/17                1,821,144
Aaa              AAA         1,000      Manatee County Public Utilities, (MBIA),
                                        Prerefunded to 10/1/01, 6.80%, 10/1/05                1,110,190
Aaa              AAA         3,250      Orlando Utility Community Water & Electric,
                                        Prerefunded to 10/1/01, 6.50%, 10/1/20                3,554,785
Aaa              AAA         2,000      Palm Bay FL Utility, Palm Bay Utility
                                        Corporation, (MBIA) Prerefunded to 10/1/02,
                                        6.20%, 10/1/17                                        2,156,360
Aaa              AAA         2,805      Palm Beach County Criminal Justice Facilities,
                                        (FGIC), Prerefunded to 6/1/00, 7.00%, 6/1/01          3,100,198
                                                                                            -----------
                                                                                           $ 35,028,848
                                                                                            -----------
                                        General Obligations - 11.2%
Aa                AA        $1,500      Florida State Board of Education, 6.25%,
                                        6/1/01                                             $  1,600,545
Aa                AA         1,500      Florida State Board of Education, 6.75%,
                                        6/1/12                                                1,591,215
Aa                AA         2,000      Florida State Board of Education, 6.75%,
                                        6/1/00                                                2,169,280
Aa                AA         1,000      Florida State Board of Education, 6.125%,
                                        6/1/12                                                1,020,770
Aa                AA         1,295      Florida State Board of Education, 6.75%,
                                        6/1/04                                                1,398,458
NR                 A           350      Hillsborough County, (Environmentally
                                        Sensitive Lands Acquisition and Protection
                                        Program), 6.00%, 7/1/03                                 359,327
Baa1              A-         2,000      Puerto Rico Municipal Finance Agency, 5.50%,
                                        7/1/01                                                2,017,640
Baa1              A-           775      Puerto Rico Municipal Finance Agency, 5.60%,
                                        7/1/02                                                  782,719
Baa1              A-         5,400      Puerto Rico Municipal Finance Agency, 5.875%,
                                        7/1/05                                                5,454,972
NR                NR         1,500      Virgin Islands Public Finance Authority,
                                        6.80%, 10/1/00                                        1,588,590
                                                                                            -----------
                                                                                           $ 17,983,516
                                                                                            -----------
                                        Hospitals - 4.6%
NR               BBB        $  470      Escambia County Health Facilities Authority,
                                        (Baptist Hospital Inc., and Baptist Manor
                                        Inc.) 5.00%, 10/1/95                               $    470,122
NR               BBB           490      Escambia County Health Facilities Authority,
                                        (Baptist Hospital Inc., and Baptist Manor
                                        Inc.) 5.50%, 10/1/96                                    491,857

                                        Hospitals (continued)
NR               BBB           515      Escambia County Health Facilities Authority,
                                        (Baptist Hospital Inc., and Baptist Manor
                                        Inc.) 6.00%, 10/1/97                                   520,062
NR               BBB           545      Escambia County Health Facilities Authority,
                                        (Baptist Hospital Inc., and Baptist Manor
                                        Inc.) 6.25%, 10/1/98                                   553,311
Baa1              NR           425      Jacksonville Health Facilities Authority,
                                        (National Benevolent Association - Cypress
                                        Village Project), 6.00%, 12/1/98                       424,273
Baa1              NR           450      Jacksonville Health Facilities Authority,
                                        (National Benevolent Association - Cypress
                                        Village Project), 6.25%, 12/1/99                       450,850
Baa1              NR           480      Jacksonville Health Facilities Authority,
                                        (National Benevolent Association - Cypress
                                        Village Project), 6.50%, 12/1/00                       480,840
NR                A-         1,635      Palm Beach County Health Facilities Authority,
                                        Good Samaritan Health Systems Inc., 5.60%,
                                        10/1/01                                              1,627,087
A                BBB+          620      St. Johns County Industrial Development
                                        Authority, (Flagler Hospital Project), 5.20%,
                                        8/1/98                                                 618,642
A                BBB+          740      St. Johns County Industrial Development
                                        Authority, (Flagler Hospital Project), 5.35%,
                                        8/1/99                                                 739,371
A                BBB+          780      St. Johns County Industrial Development
                                        Authority, (Flagler Hospital Project), 5.50%,
                                        8/1/00                                                 780,998
A                BBB+          290      St. Johns County Industrial Development
                                        Authority, (Flagler Hospital Project), 5.60%,
                                        8/1/01                                                 290,432
                                                                                            -----------
                                                                                           $ 7,447,845
                                                                                            -----------
                                        Housing - 1.2%
Baa              BBB        $2,000      Puerto Rico Housing Bank and Finance Agency,
                                        5.10%, 12/1/03                                     $ 1,860,560
                                                                                            -----------
                                        Industrial Development Revenue - 0.9%
Baa2             BBB        $1,470      Nassau County PCR, (ITT Rayonier Incorporated
                                        Project), 5.60%, 6/1/00                            $ 1,476,394
                                                                                            -----------
                                        Insured General Obligation - 4.0%
Aaa              AAA        $2,475      Dade County Local School District, (MBIA),
                                        6.40%, 8/1/00                                       $2,647,879
Aaa              AAA         1,500      Dade County Local School District, (MBIA),
                                        6.00%, 8/1/06                                        1,544,250
Aaa              AAA           500      Duval County Local School District, (AMBAC),
                                        6.00%, 8/1/03                                          529,800
Aaa              AAA         1,580      Sarasota County FL, (FGIC), 6.25%, 10/1/05           1,680,362
                                                                                            -----------
                                                                                           $ 6,402,291
                                                                                            -----------
                                        Insured Health Care - 2.7%
Aaa              AAA        $4,000      Jacksonville Health Facilities Authority,
                                        (Baptist Medical Center Project), (MBIA),
                                        7.25%, 6/1/05                                      $ 4,341,800
                                                                                            -----------
                                        Insured Hospitals - 9.4%
Aaa              AAA        $1,050      Hillsborough County Hospital Authority, (Tampa
                                        General Hospital Project), (FSA), 5.875%,
                                        10/1/00                                            $ 1,094,593
Aaa              AAA         1,000      City of Lakeland, (Lakeland Regional Medical
                                        Center Project), (FGIC), 5.40%, 11/15/01             1,018,270
Aaa              AAA         2,000      North Broward Hospital District, (MBIA),
                                        5.80%, 1/1/00                                        2,074,180
Aaa              AAA         1,910      North Broward Hospital District, (MBIA),
                                        6.00%, 1/1/01                                        1,998,204
Aaa              AAA         1,200      North Broward Hospital District, (MBIA),
                                        5.95%, 1/1/01                                        1,254,888
Aaa              AAA         1,360      North Broward Hospital District, (MBIA),
                                        6.20%, 1/1/04                                        1,443,572
Aaa              AAA         1,000      Orange County Health Facilities Authority,
                                        (Adventist Health System/ Sunbelt Inc.)
                                        (CGIC), 5.50%, 11/15/02                              1,021,100

                                        Insured Hospitals (continued)
Aaa              AAA         4,500      South Broward Hospital District, (AMBAC),
                                        7.50%, 5/1/08                                         5,090,535
                                                                                            -----------
                                                                                           $ 14,995,342
                                                                                            -----------
                                        Insured Housing - 1.3%
Aaa              AAA        $2,000      Florida Housing Finance Agency, Multi-Family
                                        Housing, (Lantana-Oxford Project), (FSA),
                                        5.50%,
                                        11/1/07                                            $  2,004,820
                                                                                            -----------
                                        Insured Lease/Certificates of Participation -
                                        0.9%
Aaa              AAA        $1,150      City of Collier County, Certificate of
                                        Participation, (FSA), 5.35%, 2/15/02               $  1,151,219
Aaa              AAA           315      Santa Rosa County, Florida, (FSA), 5.90%,
                                        2/1/01                                                  328,646
                                                                                            -----------
                                                                                           $  1,479,865
                                                                                            -----------
                                        Insured Miscellaneous - 2.1%
Aaa              AAA        $2,000      City of Jacksonville, Guaranteed Entitlement,
                                        (AMBAC), 5.50% 10/1/02                             $  2,051,720
Aaa              AAA           500      Lee County Capital Revenue, (MBIA), 7.30%,
                                        10/1/07                                                 549,445
Aaa              AAA           755      Miami Sports and Exhibition Authority, Special
                                        Obligation, (FGIC), 5.65%, 10/1/02                      779,605
                                                                                            -----------
                                                                                           $  3,380,770
                                                                                            -----------
                                        Insured Electric - 1.3%
Aaa              AAA        $2,910      City of St. Cloud Utility System, (MBIA),
                                        6.40%, 8/1/06                                      $  2,128,240
                                                                                            -----------
                                        Insured Solid Waste - 0.4%
Aaa              AAA        $  535      Pinellas County Resource Recovery, (MBIA),
                                        6.85%, 10/1/03                                     $    584,712
                                                                                            -----------
                                        Insured Special Tax - 7.1%
Aaa              AAA        $1,500      Florida Department of Natural Resources,
                                        Preservation 2000, (MBIA), 7.25%, 7/1/08           $  1,610,100
Aaa              AAA         1,525      Florida Department of Natural Resources,
                                        Preservation 2000, (AMBAC), 6.70%, 7/1/05             1,660,344
Aaa              AAA         2,400      Florida Department of Natural Resources,
                                        Preservation 2000, (MBIA), 5.75%, 7/1/00 (1)          2,491,824
Aaa              AAA         5,150      Tampa FL Utility Tax, (AMBAC), 6.50%, 10/1/02         5,547,374
                                                                                            -----------
                                                                                           $ 11,309,642
                                                                                            -----------
                                        Insured Transportation - 7.0%
Aaa              AAA        $1,700      Hillsborough County Aviation Authority, Tampa
                                        International Airport, (FGIC), 6.60%, 10/1/03      $  1,818,966
Aaa              AAA         2,000      Hillsborough County Aviation Authority, Tampa
                                        International Airport, (FGIC), 6.80%, 10/1/05         2,144,960
Aaa              AAA         3,120      Hillsborough County Aviation Authority, Tampa
                                        International Airport, (FGIC), 6.85%, 10/1/06         3,345,826
Aaa              AAA         1,000      Port Everglades Authority FL, Port Facilities,
                                        (FGIC), 7.00%, 9/1/00                                 1,094,550
Aaa              AAA         2,500      Palm Beach County, Florida, Airport, (MBIA),
                                        7.75%, 10/1/10                                        2,853,150
                                                                                            -----------
                                                                                           $ 11,257,452
                                                                                            -----------
                                        Insured Water & Sewer - 5.3%
Aaa              AAA        $  600      Cape Coral FL Wastewater, (FSA), 5.75%, 7/1/01     $    620,220
Aaa              AAA           790      Cape Coral FL Wastewater, (FSA), 6.10%, 7/1/05          824,460
Aaa              AAA         1,000      Manatee County FL, Public Utilities, (MBIA),
                                        6.50%, 10/1/04                                        1,083,940
Aaa              AAA         2,000      Manatee County FL, Public Utilities, (MBIA),
                                        6.75%, 10/1/04                                        2,210,800
Aaa              AAA         1,005      Northern Palm Beach County FL Water Control
                                        District, (MBIA), 7.15%, 11/1/02                      1,087,129
Aaa              AAA         1,080      Northern Palm Beach County FL Water Control
                                        District, (MBIA), 7.20%, 11/1/03                      1,170,731
Aaa              AAA         1,000      Pasco County FL, Water & Sewer Revenue,
                                        (FGIC), 5.40%, 10/1/03                                1,016,990
Aaa              AAA           500      Port Orange FL Water & Sewer Revenue, (AMBAC),
                                        6.50%, 10/1/04                                          531,630
                                                                                            -----------
                                                                                           $  8,545,900
                                                                                            -----------

                                        Lease Revenue/Certificates
                                        of Participation - 0.7%
Baa1               A        $1,000      Puerto Rico Public Building Authority, 6.50%,
                                        7/1/03                                             $  1,068,120
                                                                                            -----------
                                        Miscellaneous - 0.6%
Baa              BBB        $1,000      Puerto Rico Housing Bank & Finance Agency,
                                        5.00%, 12/1/02                                     $    935,200
                                                                                            -----------
                                        Solid Waste - 0.7%
A                 NR        $1,165      Brevard County, Florida, Solid Waste
                                        Management System, 5.00%, 4/1/01                   $  1,132,730
                                                                                            -----------
                                        Special Tax Revenue - 0.9%
A1               AA-        $1,000      Broward County FL, Gas Tax Revenue Bonds,
                                        6.20%, 9/1/01                                      $  1,058,800
Baa1             BBB+          400      Puerto Rico Infrastructure Financing
                                        Authority, 7.60%, 7/1/00                                432,720
                                                                                            -----------
                                                                                           $  1,491,520
                                                                                            -----------
                                        Transportation - 2.9%
Aa                 A        $2,980      Dade County FL, Aviation, Miami International
                                        Airport, 7.20%, 10/1/00                            $  3,098,515
A                  A           500      Florida Department of Transportation, Turnpike
                                        Revenue Bonds, 7.50%, 7/1/01                            549,375
A                  A           925      Florida Sunshine Skyway Revenue Bonds, 6.40%,
                                        7/1/04                                                  965,617
                                                                                            -----------
                                                                                           $  4,613,507
                                                                                            -----------
                                        Utilities - 10.1%
Aa1               AA        $3,000      Jacksonville Electric Authority, St. John's
                                        River Power Park, 6.50%, 10/1/03                   $  3,288,450
Aa1               AA         2,700      Jacksonville Electric Authority, 7.50%,
                                        10/1/02                                               2,909,979
Aa1               AA         4,000      Jacksonville Electric Authority, St. John's
                                        River Power Park, Crossover Refunding, 6.95%,
                                        10/1/04                                               4,351,120
Aa               AA-         1,700      City of St. Petersburg, Florida Public
                                        Utility, 6.65%, 10/1/03                               1,840,063
Aa               AA-         2,000      City of Tallahassee, Electric Refunding Bonds,
                                        5.90%, 10/1/05                                        2,096,100
Aa               AA-         1,500      City of Tallahassee, Consolidated Utility
                                        Systems, 6.60%, 10/1/03                               1,618,725
                                                                                            -----------
                                                                                           $ 16,104,437
                                                                                            -----------
                                        Water & Sewer Revenue - 2.8%
A3                 A+       $  330      Dunes Community Development District, (Flagler
                                        County, Water & Sewer Project), 5.40%, 10/1/00     $    331,703
A3                 A+          345      Dunes Community Development District, (Flagler
                                        County, Water & Sewer Project), 5.50%, 10/1/01          347,988
A3                 A+          365      Dunes Community Development District, (Flagler
                                        County, Water & Sewer Project), 5.60%, 10/1/02          369,665
A3                 A+          380      Dunes Community Development District, (Flagler
                                        County,
                                        Water & Sewer Project), 5.70%, 10/1/03                  386,893
A1                 A+        1,110      Pinellas County FL, Water Revenue
                                        Certificates, 5.90%, 10/1/01                          1,135,774
Baa1               A         1,750      Puerto Rico Aqueduct & Sewer Authority,
                                        7.875%, 7/1/17                                        1,904,525
                                                                                            -----------
                                                                                           $  4,476,548
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $159,193,575)                                      $160,050,059
                                                                                            ===========


(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 52.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 11.3% to 22.9% of total investments.


                      See notes to financial statements

               Massachusetts Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

 Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 6.8%
A1             A+           $1,200      Massachusetts Health and Education Finance
                                        Authority, Tufts University Issue, 7.40%,
                                        8/1/18                                             $  1,287,792
A              A-            1,000      Massachusetts Industrial Finance Agency, Clark
                                        University Issue, 6.80%, 7/01/06                      1,070,460
Aaa            NR            5,450      The New England Education Loan Marketing
                                        Corporation, 5.80%, 3/1/02 (1)                        5,586,468
                                                                                            -----------
                                                                                           $  7,944,720
                                                                                            -----------
                                        Electric Utilities - 2.6%
A              BBB+         $  500      Massachusetts Municipal Wholesale Electric
                                        Company, 6.50%, 7/1/02                             $    534,680
A              BBB+            500      Massachusetts Municipal Wholesale Electric
                                        Company, 5.70%, 7/1/01                                  510,985
A              BBB+          1,000      Massachusetts Municipal Wholesale Electric
                                        Company, 5.70%, 7/1/01                                1,021,970
A              BBB+            900      Massachusetts Municipal Wholesale Electric
                                        Company, 6.75%, 7/1/05                                  971,154
                                                                                            -----------
                                                                                           $  3,038,789
                                                                                            -----------
                                        Escrowed/Prerefunded - 21.4%
Aaa            NR           $1,655      City of Boston, Massachusetts, Boston City
                                        Hospital, (FHA), Prerefunded to 8/15/00,
                                        7.15%, 8/15/01                                     $  1,845,639
Aaa            AAA           1,175      Boston, Massachusetts, Prerefunded to 7/1/01,
                                        6.75%, 7/1/11                                         1,297,776
Aaa            A+            1,500      The Commonwealth of Massachusetts, Prerefunded
                                        to 12/1/01, 7.50%, 12/1/07                            1,705,155
Aaa            A+            1,000      The Commonwealth of Massachusetts, Prerefunded
                                        to 10/1/96, 7.125%, 10/1/05                           1,056,710
Aaa            A+              470      The Commonwealth of Massachusetts, Prerefunded
                                        to 12/15/98, 7.375%, 12/1/04                            517,945
Aaa            A+            1,000      The Commonwealth of Massachusetts, Prerefunded
                                        to 8/1/01, 6.75%, 8/1/06                              1,105,460
Aaa            NR            1,000      Lowell, Massachusetts, Prerefunded to 2/15/01,
                                        7.625%, 2/15/10                                       1,151,440
Aaa            AAA           2,000      Lynn, Massachusetts Water and Sewer
                                        Commission, (MBIA), Prerefunded to 12/1/00,
                                        7.25%, 12/1/10                                        2,249,200
Aaa            BBB+          1,245      Massachusetts Municipal Wholesale Electric
                                        System, Prerefunded to 7/1/02, 6.75%, 7/1/17          1,385,137
NR             A+            1,700      Massachusetts Health and Educational
                                        Facilities Authority, Baystate Medical Center,
                                        Prerefunded to 7/1/99, 7.375%, 7/1/08                 1,879,724
NR             AAA           1,095      Massachusetts Health and Educational
                                        Facilities Authority, Jordan Hospital Issue,
                                        (FHA), Prerefunded to 8/15/98, 7.85%, 8/15/28         1,217,749
Aaa            AAA           1,750      Massachusetts Industrial Finance Agency,
                                        Museum of Science Issue, (FSA), Prerefunded to
                                        11/1/99, 7.30%, 11/1/09                               1,947,960
Aaa            AAA           6,750      Massachusetts Water Resource Authority,
                                        Prerefunded to 4/1/00, 7.50%, 4/1/09                  7,591,725
                                                                                            -----------
                                                                                           $ 24,951,620
                                                                                            -----------
                                        General Obligations - 7.3%
Baa            NR           $  750      Greater New Bedford Regional Refuse Management
                                        District, Landfill Bonds, (AMT), 5.00%, 5/1/99     $    729,292
Baa            NR              750      Greater New Bedford Regional Refuse Management
                                        District, Landfill Bonds, (AMT), 5.10%, 5/1/00          720,532
Baa            A-            1,000      City of Lawrence, Massachusetts, State
                                        Qualified Bonds, 5.00%, 9/15/02                         968,580
Baa            A-              500      City of Lawrence, Massachusetts, State
                                        Qualified Bonds, 5.25%, 9/15/04                         483,725
Baa1           NR              500      City of Lowell, Massachusetts, State Qualified
                                        Bonds, 5.50%, 8/15/97                                   507,340
Baa1           NR              650      City of Lowell, Massachusetts, State Qualified
                                        Bonds, 5.75%, 8/15/98                                   665,041

                                        General Obligations (continued)
A1             A+              730      The Commonwealth of Massachusetts Dedicated
                                        Income Tax Bonds, 7.875%, 6/1/97                        777,106
A1             A+            1,240      The Commonwealth of Massachusetts, 6.10%,
                                        6/1/02                                                1,299,048
Baa1           A-              750      Puerto Rico Municipal Finance Agency, 5.60%,
                                        7/1/02                                                  757,470
A              NR              210      Taunton, Massachusetts, 8.00%, 2/1/01                   233,929
Baa            BBB+          1,275      Worcester, Massachusetts, 5.85%, 8/1/01               1,295,706
                                                                                            -----------
                                                                                           $  8,437,769
                                                                                            -----------
                                        Hospitals - 10.5%
Aa             AA-          $2,180      City of Boston, Massachusetts, Boston City
                                        Hospital, (FHA Insured Mortgage), 5.00%,
                                        2/15/00                                            $  2,162,167
Aa             AA-           2,160      City of Boston, Massachusetts, Boston City
                                        Hospital, (FHA Insured Mortgage), 5.15%,
                                        2/15/01                                               2,140,711
A1             A+            1,000      Massachusetts Health and Educational
                                        Facilities Authority, Brigham and Women's
                                        Hospital Issue, 6.05%, 7/1/99                         1,035,280
A              A-            1,225      Massachusetts Health and Educational
                                        Facilities Authority, Charlton Memorial
                                        Hospital Issue, 7.00%, 7/1/00                         1,301,146
A              A-              610      Massachusetts Health and Educational
                                        Facilities Authority, Charlton Memorial
                                        Hospital Issue, 7.10%, 7/1/01                           653,871
Aa             AA              750      Massachusetts Health and Educational
                                        Facilities Authority, Children's Hospital
                                        Issue, 5.50%,
                                        10/1/02                                                 749,985
Aa             AA              500      Massachusetts Health and Educational
                                        Facilities Authority, Children's Hospital
                                        Issue, 5.60%,
                                        10/1/03                                                 501,330
Aa             NR            3,000      Massachusetts Health and Educational
                                        Facilities Authority, Daughters of Charity
                                        Issue, 5.75%, 7/1/02                                  3,054,690
A              A               650      Massachusetts Health and Educational
                                        Facilities Authority, New England Deaconess
                                        Hospital Issue, 6.50%, 4/1/04                           671,846
                                                                                            -----------
                                                                                           $ 12,271,026
                                                                                            -----------
                                        Housing - 0.2%
NR             BBB+         $  180      Massachusetts Housing Finance Agency, (AMT),
                                        8.10%, 8/1/23                                      $    188,632
                                                                                            -----------
                                        Industrial Development Revenue - 0.3%
A2             NR           $  350      Canton, Massachusetts, Industrial Development
                                        Finance Authority, General Signal Corporation,
                                        5.625%, 12/1/02                                    $    343,479
                                                                                            -----------
                                        Insured Education - 3.4%
Aaa            AAA          $  655      Massachusetts Educational Financing Authority,
                                        (AMBAC), (AMT), 6.40%, 1/1/99                      $    678,147
Aaa            AAA             710      Massachusetts Educational Financing Authority,
                                        (AMBAC), (AMT), 6.65%, 1/1/01                           746,401
Aaa            AAA           2,365      Massachusetts Educational Financing Authority,
                                        (MBIA), (AMT), 7.35%, 1/1/99                          2,485,354
                                                                                            -----------
                                                                                           $  3,909,902
                                                                                            -----------
                                        Insured General Obligations - 14.1%
Aaa            AAA          $2,000      City of Boston, Massachusetts, (MBIA), 6.375%,
                                        7/1/02                                             $  2,147,440
Aaa            AAA           1,000      City of Boston, Massachusetts, (AMBAC), 5.20%,
                                        2/1/04                                                  993,640
Aaa            AAA           1,000      Chelsea, Massachusetts, (AMBAC), 6.00%,
                                        6/15/02                                               1,048,600
Aaa            AAA           1,500      The Commonwealth of Massachusetts, (FGIC),
                                        7.20%, 3/1/02                                         1,657,695

                                        Insured General Obligations (continued)
Aaa            AAA           2,500      The Commonwealth of Massachusetts, (FGIC),
                                        6.50%, 6/1/01                                         2,681,200
Aaa            AAA           1,340      Lawrence, Massachusetts, State Qualified
                                        Bonds, (AMBAC), 5.375%, 2/15/04                       1,338,499
Aaa            AAA           4,000      City of Lowell, Massachusetts, State Qualified
                                        Bonds, (FSA), 5.10%, 1/15/04                          3,933,120
Aaa            AAA           1,000      Town of Palmer, Massachusetts, (MBIA), 5.50%,
                                        10/1/01                                               1,011,380
Aaa            AAA           1,000      Town of Rockport, Massachusetts, (AMBAC),
                                        6.80%, 12/15/04                                       1,089,740
Aaa            AAA             440      City of Worcester, Massachusetts, (MBIA),
                                        6.80%, 5/15/00                                          473,422
                                                                                            -----------
                                                                                           $ 16,374,736
                                                                                            -----------
                                        Insured Hospitals - 4.0%
Aaa            AAA          $1,060      Massachusetts Health and Educational
                                        Facilities Authority, Berkshire Health
                                        Systems, (MBIA), 6.75%, 10/1/19                    $  1,084,973
Aaa            AAA             400      Massachusetts Health and Educational
                                        Facilities Authority, Metro West Health,
                                        (AMBAC), 5.80%, 11/15/02                                416,164
Aaa            AAA             700      Massachusetts Health and Educational
                                        Facilities Authority, Massachusetts General
                                        Hospital Issue, (AMBAC), 4.65%, 7/1/02                  663,621
Aaa            AAA           1,000      Massachusetts Health and Educational
                                        Facilities Authority, Massachusetts General
                                        Hospital Issue, (AMBAC), 4.85%, 7/1/04                  949,180
Aaa            AAA           1,000      Massachusetts Health and Educational
                                        Facilities Authority, Central Massachusetts
                                        Medical Center, (AMBAC), 5.50%, 7/1/99                1,022,990
Aaa            AAA             540      Massachusetts Health and Educational
                                        Facilities Authority, Central Massachusetts
                                        Medical Center, (AMBAC), 5.70%, 7/1/00                  559,429
                                                                                            -----------
                                                                                           $  4,696,357
                                                                                            -----------
                                        Insured Housing - 3.5%
Aaa            AAA          $1,900      Massachusetts Housing Finance Agency, (AMBAC),
                                        (AMT), 5.90%, 1/1/03                               $  1,938,760
Aaa            AAA           1,840      Massachusetts Housing Finance Agency, (AMBAC),
                                        (AMT), 6.00%, 7/1/04                                  1,882,982
Aaa            AAA             215      Massachusetts Housing Finance Agency, (MBIA),
                                        (AMT), 7.50%, 12/1/06                                   224,698
                                                                                            -----------
                                                                                           $  4,046,440
                                                                                            -----------
                                        Insured Miscellaneous - 0.6%
Aaa            AAA          $  665      Massachusetts Industrial Finance Agency,
                                        Museum of Fine Arts, (MBIA), 6.20%, 1/1/00         $    690,802
                                                                                            -----------
                                        Insured Solid Waste - 4.1%
Aaa            AAA          $1,980      Massachusetts Industrial Finance Agency,
                                        REFUSETECH, Inc. Project, (FSA), 5.35%,
                                        7/1/00                                             $  1,994,176
Aaa            AAA           2,735      Massachusetts Industrial Finance Agency,
                                        REFUSETECH Inc. Project, (FSA), 5.45%, 7/1/01         2,757,727
                                                                                            -----------
                                                                                           $  4,751,903
                                                                                            -----------
                                        Insured Transportation - 0.8%
Aaa            AAA          $  900      Massachusetts Port Authority, (FGIC), (AMT),
                                        7.10%, 7/1/01                                      $    985,941
                                                                                            -----------
                                        Insured Utilities - 3.0%
Aaa            AAA          $2,000      Massachusetts Municipal Wholesale Electric
                                        Company, (AMBAC), 6.625%, 7/1/03                   $  2,166,420
Aaa            AAA           1,225      Massachusetts Municipal Wholesale Electric
                                        Company, (MBIA), 6.40%, 7/1/02                        1,304,955
                                                                                            -----------
                                                                                           $  3,471,375
                                                                                            -----------
                                        Insured Water and Sewer - 0.9%
Aaa            AAA          $1,000      Lynn Water and Sewer Commission, (FGIC),
                                        5.50%, 6/1/99                                      $  1,022,210
                                                                                            -----------

                                        Special Tax Revenue - 4.5%
A              AA-          $3,050      The Commonwealth of Massachusetts, 7.00%,
                                        6/1/02                                             $  3,372,141
NR             NR            1,750      Virgin Islands Public Finance Authority,
                                        6.70%, 10/1/99                                        1,823,955
                                                                                            -----------
                                                                                           $  5,196,096
                                                                                            -----------
                                        Transportation - 6.1%
A1             A+           $1,500      Massachusetts Bay Transportation Authority,
                                        5.10%, 3/1/02                                      $  1,493,025
A1             A+            1,000      Massachusetts Bay Transportation Authority,
                                        5.30%, 3/1/04                                           992,950
Baa1           A             2,000      Puerto Rico Highway and Transportation
                                        Authority, 4.90%, 7/1/01                              1,931,080
Baa1           A             1,500      Puerto Rico Highway Authority, 6.75%, 7/1/05          1,593,030
A1             A+            1,000      Woods Hole, Marthas Vineyard and Nantucket
                                        Steamship Authority, 6.60%, 3/1/03                    1,074,280
                                                                                            -----------
                                                                                           $  7,084,365
                                                                                            -----------
                                        Water & Sewer Revenue - 5.9%
Aa             AA-          $1,500      Massachusetts Water Pollution Abatement Trust,
                                        4.90%, 2/1/01                                      $  1,472,385
Aa             A+            1,500      Massachusetts Water Pollution Abatement Trust,
                                        4.75%, 8/1/04                                         1,409,340
A              A             1,975      Massachusetts Water Resources Authority,
                                        5.875%, 11/1/04                                       2,033,874
A              A               500      Massachusetts Water Resources Authority,
                                        6.30%, 12/1/01                                          528,820
Baa1           A             1,300      Puerto Rico Aqueduct and Sewer Authority,
                                        7.875%, 7/1/17                                        1,414,804
                                                                                            -----------
                                                                                           $  6,859,223
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $116,297,486)                                      $116,265,385
                                                                                            ===========



(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 40.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.5% to 13.3% of total investments.


                      See notes to financial statements

                  Michigan Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Escrowed/Prerefunded - 8.6%
Aaa            AAA          $1,500      Dearborn Michigan Economic Development
                                        Corporation, Prerefunded to 8/15/01, 6.95%,
                                        8/15/21                                            $ 1,675,020
Aaa            AAA           1,000      Lansing Michigan Tax Increment Bonds, Escrowed
                                        to Maturity, 6.20%, 10/1/04                          1,070,960
                                                                                            -----------
                                                                                           $ 2,745,980
                                                                                            -----------
                                        General Obligations - 4.8%
A1             AA           $  500      Oakland County Michigan Building Authority,
                                        4.75%, 4/1/01                                      $   484,805
A1             AA            1,000      Oakland County Michigan Evergreen-Farmington
                                        Sewage Disposal System, 6.50%, 11/1/05               1,052,240
                                                                                            -----------
                                                                                           $ 1,537,045
                                                                                            -----------
                                        Hospitals - 9.9%
A              A            $1,000      Kent County, Michigan Hospital Finance
                                        Authority, Blodgett Memorial Medical Center,
                                        7.25%, 7/1/05                                      $ 1,068,140
A              NR              535      Marquette Michigan Hospital Finance Authority,
                                        6.625%, 4/1/07                                         538,922
A              A-              500      Michigan State Hospital Finance Authority, The
                                        Detroit Medical Center Obligated Group, 5.00%,
                                        8/15/02                                                478,590
Aa             AA            1,000      Royal Oak, Michigan Hospital Finance
                                        Authority, William Beaumont Hospital, 7.75%,
                                        1/1/03                                               1,085,460
                                                                                            -----------
                                                                                           $ 3,171,112
                                                                                            -----------
                                        Housing - 3.2%
NR             A+           $1,000      Michigan State Housing Development Authority,
                                        6.00%, 4/1/01                                      $ 1,018,560
                                                                                            -----------
                                        Industrial Development Revenue - 6.4%
NR             A+           $  250      The Economic Development Corporation of the
                                        City of Farmington Hills, North Valley Office
                                        Project, 5.40%, 12/1/06                            $   241,603
NR             NR              600      State of Michigan Job Development Authority,
                                        Chrysler Corporation Project, 5.70%, 11/1/99           611,298
NR             A+              750      Michigan Strategic Fund, Welch Foods
                                        Incorporated Project, 6.75%, 7/1/01                    794,588
NR             BBB             405      Richmond, Michigan Economic Development
                                        Corporation, K-MART Project, 6.30%, 1/1/99             406,279
                                                                                            -----------
                                                                                           $ 2,053,768
                                                                                            -----------
                                        Insured Education - 0.9%
Aaa            AAA          $  300      Michigan Higher Education Student Loan
                                        Authority, (AMT), (AMBAC), 4.30%, 10/1/98          $   292,983
                                                                                            -----------
                                        Insured General Obligations - 13.7%
Aaa            AAA          $1,000      Comstock, Michigan Public Schools, (CGIC),
                                        6.80%, 5/1/02                                      $ 1,081,640
Aaa            AAA           1,500      Grand Ledge, Michigan Public Schools, (MBIA),
                                        7.875%, 5/1/11                                       1,760,475
Aaa            AAA             225      Jackson County, Michigan, Wastewater Disposal
                                        Facilities-Clark Lake, (MBIA), 8.00%, 4/1/01           256,540
Aaa            AAA             425      Jackson County, Michigan, Wastewater Disposal
                                        Facilities-Clark Lake, (MBIA), 8.00%, 4/1/02           485,346
Aaa            AAA             250      State of Michigan Municipal Bond Authority,
                                        Local Government Loan Project, (FGIC), 6.80%,
                                        5/1/98                                                 264,308
Aaa            AAA             500      State of Michigan Municipal Bond Authority,
                                        Local Government Loan Project, (MBIA), 7.25%,
                                        5/1/20                                                 542,690
                                                                                            -----------
                                                                                           $ 4,390,999
                                                                                            -----------
                                        Insured Hospitals - 4.4%
Aaa            AAA          $  355      Michigan State Hospital Finance Authority,
                                        Oakwood Hospital Obligated Group, (FGIC),
                                        4.70%, 11/1/00                                     $   348,180
Aaa            AAA           1,000      Michigan State Hospital Finance Authority,
                                        Sinai Hospital, (FGIC), 7.00%, 1/1/03                1,050,720
                                                                                            -----------
                                                                                           $ 1,398,900
                                                                                            -----------

                                        Insured Industrial
                                        Development Revenue - 5.1%
Aaa            AAA          $1,000      Monroe County, Michigan, The Detroit Edison
                                        Company, (AMBAC), (AMT), 6.35%, 12/1/04 (1)        $ 1,060,590
Aaa            AAA             500      Monroe County, Michigan, The Detroit Edison
                                        Company, (AMBAC), (AMT), 7.50%, 12/1/19                551,925
                                                                                            ----------
                                                                                           $ 1,612,515
                                                                                            ----------
                                        Insured Lease Revenue/ Certificate of
                                        Participation - 3.9%
Aaa            AAA          $1,175      Michigan State Building Authority, (MBIA),
                                        6.40%, 10/1/04                                     $ 1,255,758
                                                                                            ----------
                                        Insured Utility - 3.3%
Aaa            AAA          $1,000      Western Townships Michigan, Sewer Disposal
                                        System, (CGIC), 6.70%, 1/1/06                      $ 1,061,460
                                                                                            ----------
                                        Lease Revenue/ Certificates of Participation -
                                        11.3%
A              AA-          $1,395      State of Michigan Building Authority, 6.40%,
                                        10/1/04                                            $ 1,481,127
A              AA-           1,000      State of Michigan Building Authority, 6.10%,
                                        10/1/01                                              1,048,980
Baa1           A             1,000      Puerto Rico Public Building Authority, 6.60%,
                                        7/1/04                                               1,071,220
                                                                                            ----------
                                                                                           $ 3,601,327
                                                                                            ----------
                                        Miscellaneous - 1.5%
Baa            BBB          $  500      Puerto Rico Housing Bank and Finance Agency,
                                        5.00%, 12/1/02                                     $   467,600
                                                                                           -----------
                                        Special Tax Revenue - 10.2%
NR             A            $  250      Detroit, Michigan, Cobo Hall Expansion
                                        Project, 4.75%, 9/30/00                            $   241,570
A1             AA-           1,375      State of Michigan, Comprehensive
                                        Transportation Refunding Bonds, 7.625%, 5/1/11       1,487,324
NR             BBB+          1,500      Battle Creek, Michigan Downtown Development
                                        Authority, 6.65%, 5/1/02                             1,537,200
                                                                                           -----------
                                                                                           $ 3,266,094
                                                                                           -----------
                                        Transportation - 1.5%
Baa1           A            $  500      Puerto Rico Highway and Transportation
                                        Authority, 5.00%, 7/1/02                           $   481,160
                                                                                           -----------
                                        Water & Sewer Revenue - 11.3%
Aa             AA           $1,000      Michigan Municipal Bond Authority, 7.00%,
                                        10/1/02                                            $ 1,115,640
A              A+            1,350      Midland, Michigan Water Supply System, 7.20%,
                                        4/1/10                                               1,444,405
Baa1           A               950      Puerto Rico Aqueduct and Sewer Authority,
                                        7.875%, 7/1/17                                       1,033,885
                                                                                           -----------
                                                                                           $ 3,593,930
                                                                                           -----------
                                        Total Investments (identified cost,
                                        $31,435,798)                                       $31,949,191
                                                                                           ===========


(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 31.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.2% to 13.5% of total investments.


                      See notes to financial statements

                 New Jersey Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 3.5%
NR             A-           $  380      New Jersey Educational Facilities Authority,
                                        Drew University, 5.875%, 7/1/03                     $   390,306
NR             A+              380      Higher Education Assistance Authority, (State
                                        of New Jersey), (AMT), NJ Class Loan Program,
                                        5.70%, 1/1/02                                           377,032
A1             AA            1,895      Rutgers, The State University (The State of
                                        New Jersey) 6.20%, 5/1/04                             2,017,834
A              AA              250      University of Medicine and Dentistry of New
                                        Jersey Bonds, Series B, 7.05%, 12/1/00                  263,300
A              A               300      University of Puerto Rico, University System
                                        Revenue Refunding Bonds, Series K, 6.50%,
                                        6/1/04                                                  308,190
                                                                                            -----------
                                                                                            $ 3,356,662
                                                                                            -----------
                                        Escrowed - 1.9%
Aaa            AAA          $1,635      Commonwealth of Puerto Rico, Prerefunded to
                                        7/1/99, (FGIC), 7.375%, 7/1/04                      $ 1,817,777
                                                                                            -----------
                                        General Obligations - 13.4%
NR             A+           $1,000      Hudson County, New Jersey, Fiscal Year
                                        Adjustment Bonds, 4.60%, 8/1/01                     $   953,980
Aaa            AAA           1,280      County of Morris, New Jersey, 6.50%, 8/1/02           1,391,424
Aa             AA            1,000      The Township of Morris, New Jersey, 6.55%,
                                        7/1/02                                                1,082,920
Aa1            AA+           1,000      State of New Jersey, 6.20%, 1/15/00                   1,058,110
Aa1            AA+           1,000      State of New Jersey, 7.25%, 4/15/01                   1,086,280
Aa             NR            1,490      Township of North Brunswick, (Middlesex
                                        County), New Jersey, 6.125%, 5/15/02                  1,574,528
Aa             NR            1,000      County of Ocean, New Jersey, 6.75%, 7/13/01           1,081,330
Aa             NR            1,000      County of Ocean, New Jersey, 6.75%, 7/13/02           1,088,910
Aa             NR            1,000      County of Ocean, New Jersey, 6.375%, 4/15/01          1,062,190
Baa1           A-              750      Puerto Rico Municipal Finance Agency, 5.60%,
                                        7/1/02                                                  757,470
Baa1           A               440      Commonwealth of Puerto Rico, 8.00%, 7/1/06              476,370
Aa             AA            1,000      South Brunswick, New Jersey, 7.125%, 7/15/02          1,121,000
                                                                                            -----------
                                                                                            $12,734,512
                                                                                            -----------
                                        Health Care - 1.5%
A              A-           $1,000      New Jersey Health Care Facilities Financing
                                        Authority, (Atlantic City Medical Care
                                        Center), 6.45%, 7/1/02                              $ 1,035,450
A              A-              340      New Jersey Health Care Facilities Financing
                                        Authority, (Atlantic City Medical Care
                                        Center), 6.25%, 7/1/00                                  350,802
                                                                                            -----------
                                                                                            $ 1,386,252
                                                                                            -----------
                                        Housing - 13.3%
A1             A+           $1,115      State of New Jersey Housing Finance Agency
                                        Special Pledge Revenue, 8.25%, 11/1/00              $ 1,175,444
NR             AA+           2,220      New Jersey Housing Finance Agency, 6.30%,
                                        11/1/00                                               2,325,694
NR             AA+           1,500      New Jersey Housing Finance Agency, 6.60%,
                                        11/1/03                                               1,616,880
NR             A+            2,500      New Jersey Housing and Mortgage Finance
                                        Agency, 6.30%, 11/1/01                                2,671,250
NR             A+            1,000      New Jersey Housing and Mortgage Finance
                                        Agency, 6.40%, 11/1/02                                1,062,670
NR             A+            2,570      New Jersey Housing and Mortgage Finance
                                        Agency, 6.50%, 11/1/03                                2,716,593
NR             A+            1,000      New Jersey Housing and Mortgage Finance
                                        Agency, 6.00%, 11/1/02                                1,032,430
                                                                                            -----------
                                                                                            $ 12,600,961
                                                                                            -----------
                                        Industrial Development Revenue - 0.8%
Aa3            NR           $  765      New Jersey Economic Development Authority,
                                        LOC: Bank of Paris, (AMT), 6.00%, 12/1/02           $    773,805
                                                                                            -----------
                                        Insured Education - 1.5%
Aaa            AAA          $  335      New Jersey State Educational Facilities, Seton
                                        Hall University, 6.00%, 7/1/00                      $    353,854
                                        Insured Education - (continued)
Aaa            AAA           1,000      New Jersey State Educational Facilities, Seton
                                        Hall University, 6.10%, 7/1/01                        1,065,350
                                                                                            -----------
                                                                                            $ 1,419,204
                                                                                            -----------
                                        Insured General Obligation - 10.3%
Aaa            AAA          $1,000      Atlantic City, New Jersey, Board of Education,
                                        (AMBAC), 6.00%, 12/1/02                             $ 1,050,520
Aaa            AAA           1,175      Edison, New Jersey, (AMBAC), 4.70%, 1/1/04            1,122,172
Aaa            AAA             500      City of Elizabeth, Union County, New Jersey,
                                        (MBIA), 6.10%, 11/15/99                                 522,555
Aaa            AAA             500      City of Elizabeth, Union County, New Jersey,
                                        (MBIA), 6.20%, 11/15/01                                 530,770
Aaa            AAA             500      City of Elizabeth, Union County, New Jersey,
                                        (MBIA), 6.20%, 11/15/02                                 532,985
Aaa            AAA           1,200      Jackson Township, New Jersey, Local School
                                        District, (FGIC), 6.60%, 6/1/02                       1,296,168
Aaa            AAA           1,200      Jackson Township, New Jersey, Local School
                                        District, (FGIC), 6.60%, 6/1/03                       1,302,876
Aaa            AAA           1,200      Kearny, New Jersey, (FSA), 6.50%, 2/1/04             1,291,728
Aaa            AAA             850      Roselle, New Jersey, (MBIA), 4.65%, 10/15/03            790,933
Aaa            AAA           1,000      South Brunswick Township, New Jersey, Board of
                                        Education, (FGIC), 6.40%, 8/1/03                      1,073,810
Aaa            AAA             270      Union County, New Jersey, (FSA), 6.375%,
                                        11/1/01                                                 289,148
                                                                                            -----------
                                                                                            $ 9,803,665
                                                                                            -----------
                                        Insured Health Care - 2.3%
Aaa            AAA          $1,910      New Jersey Health Care Facilities & Financing
                                        Authority, (Dover General Hospital & Medical
                                        Center), (MBIA), 7.00%, 7/1/04                      $ 2,137,061
                                                                                            -----------
                                        Insured Housing - 2.0%
Aaa            AAA          $1,485      New Jersey State Housing and Mortgage Finance
                                        Agency, (MBIA), 7.25%, 10/1/15                      $ 1,551,617
Aaa            AAA             300      Puerto Rico Housing Bank and Finance Agency,
                                        Special Obligation, (FSA), 5.95%, 10/1/01               310,578
                                                                                            -----------
                                                                                            $ 1,862,195
                                                                                            -----------
                                        Insured Industrial
                                        Development Revenue - 2.0%
Aaa            AAA          $1,715      Warren County New Jersey Pollution Control
                                        Finance Authority, Resource Recovery, (MBIA),
                                        5.95%, 12/1/01                                      $ 1,820,009
Aaa            AAA             100      Warren County New Jersey Pollution Control
                                        Finance Authority, Resource Recovery, (MBIA),
                                        6.55%, 12/1/06                                          108,713
                                                                                            -----------
                                                                                            $ 1,928,722
                                                                                            -----------
                                        Insured Solid Waste - 1.7%
Aaa            AAA          $1,315      The Bergen County Utilities Authority, Solid
                                        Waste System, (FGIC), 5.80%, 6/15/00                $ 1,376,503
Aaa            AAA             250      The Bergen County Utilities Authority, Solid
                                        Waste System, (FGIC), 6.00%, 6/15/02                    265,385
                                                                                            -----------
                                                                                            $ 1,641,888
                                                                                            -----------
                                        Insured Transportation - 6.6%
Aaa            AAA          $2,000      New Jersey Turnpike Authority, (AMBAC), 5.90%,
                                        1/1/04                                              $ 2,082,820
Aaa            AAA           1,500      New Jersey Turnpike Authority, (AMBAC), 5.90%,
                                        1/1/03                                                1,555,380
Aaa            AAA           2,325      Port Authority of New York & New Jersey,
                                        (AMBAC), 7.40%, 10/1/12                               2,600,884
                                                                                            -----------
                                                                                            $ 6,239,084
                                                                                            -----------
                                        Insured Utilities - 3.2%
Aaa            AAA          $1,900      Middlesex County, New Jersey, Utility
                                        Authority, (FGIC), 6.00%, 12/1/00                   $ 1,991,409
Aaa            AAA           1,000      Middlesex County, New Jersey, Utility
                                        Authority, (FGIC), 6.10%, 12/1/01                     1,057,450
                                                                                            -----------
                                                                                            $ 3,048,859
                                                                                            -----------

                                        Insured Water & Sewer - 3.7%
Aaa            AAA          $  870      The Ocean County Utilities Authority of New
                                        Jersey, Wastewater Revenue Bonds, (FGIC),
                                        6.40%, 1/1/01                                       $   910,907
Aaa            AAA           2,460      The Ocean County Utilities Authority of New
                                        Jersey, Wastewater Revenue Bonds, (FGIC),
                                        6.70%, 1/1/07 (1)                                     2,579,384
                                                                                            -----------
                                                                                            $ 3,490,291
                                                                                            -----------
                                        Lease Revenue/Certificates of Participation -
                                        4.1%
Aa             AA-          $1,000      Mercer County Improvement Authority, (Richard
                                        J. Hughes Justice Complex), 5.15%, 1/1/03           $   988,620
Aa             AA-           1,000      Mercer County Improvement Authority, (Richard
                                        J. Hughes Justice Complex), 5.15%, 1/1/05               984,140
Aa             AA-           1,000      Mercer County Improvement Authority, (Richard
                                        J. Hughes Justice Complex), 5.15%, 1/1/06               974,980
A1             A+              875      State of New Jersey, Certificates of
                                        Participation, 5.90%, 4/1/99                            897,715
                                                                                            -----------
                                                                                            $ 3,845,455
                                                                                            -----------
                                        Solid Waste - 3.4%
Baa            NR           $  300      The Atlantic County Utilities Authority (New
                                        Jersey), Solid Waste System, 7.00%, 3/1/08          $   293,997
A1             AA-             500      Gloucester County Improvement Authority of New
                                        Jersey, (Landfill Project), 5.20%, 9/1/99               503,095
A1             AA-             500      Gloucester County Improvement Authority of New
                                        Jersey, (Landfill Project), 5.40%, 9/1/00               506,035
A1             NR              300      The Passaic County Utilities Authority (New
                                        Jersey), Solid Waste Disposal, 5.70%, 3/1/98            298,008
NR             A             1,625      The Union County Utilities Authority (New
                                        Jersey), Solid Waste System, (AMT), 6.85%,
                                        6/15/02                                               1,660,766
                                                                                            -----------
                                                                                            $ 3,261,901
                                                                                            -----------
                                        Special Tax Revenue - 2.2%
Aa1            AA           $1,600      The Monmouth County, New Jersey, Improvement
                                        Authority (Monmouth County Project), 6.70%,
                                        12/1/01                                             $ 1,732,048
Baa1           BBB+            300      Puerto Rico Infrastructure Financing
                                        Authority, Special Tax Revenue Bonds, 7.60%,
                                        7/1/00                                                  324,540
                                                                                            -----------
                                                                                            $ 2,056,588
                                                                                            -----------
                                        Transportation - 14.6%
Aa             A+           $1,350      New Jersey Transportation Trust Fund
                                        Authority, 6.00%, 6/15/01                           $ 1,417,325
Aa             A+            2,300      New Jersey Transportation Trust Fund
                                        Authority, 6.00%, 6/15/02                             2,416,012
A1             AA-             500      New Jersey Highway Authority, (Garden State
                                        Parkway), 5.90%, 1/1/04                                 522,485
A1             AA-             250      New Jersey Highway Authority, (Garden State
                                        Parkway), 6.10%, 1/1/06                                 261,148
A              A             2,500      New Jersey Turnpike Authority, 6.10%, 1/1/99          2,587,200
A              A               895      New Jersey Turnpike Authority, 6.40%, 1/1/02            952,128
A1             AA-             500      The Port Authority of New York and New Jersey,
                                        5.50%, 8/1/05                                           501,125
A1             AA-             480      The Port Authority of New York and New Jersey,
                                        6.90%, 7/1/08                                           506,813
Baa1           A             2,100      Puerto Rico Highway Authority, 6.75%, 7/1/05          2,230,242
NR             A+              755      South Jersey Port Corporation (An
                                        Instrumentality of the State of New Jersey),
                                        (AMT), 4.75%, 1/1/00                                    740,534
NR             A+              830      South Jersey Port Corporation (An
                                        Instrumentality of the State of New Jersey),
                                        (AMT), 4.95%, 1/1/02                                    807,706
NR             A+              910      South Jersey Port Corporation (An
                                        Instrumentality of the State of New Jersey),
                                        (AMT), 5.15%, 1/1/04                                    886,222
                                                                                            -----------
                                                                                            $13,828,940
                                                                                            -----------

                                        Water & Sewer Revenue - 8.0%
Aa             AA           $1,515      New Jersey Wastewater Treatment Trust, 6.70%,
                                        6/15/01                                             $ 1,638,609
Aa             AA            2,000      New Jersey Wastewater Treatment Trust, 6.875%,
                                        6/15/03                                               2,167,700
Aa             AA            1,000      New Jersey Wastewater Treatment Trust, 7.00%,
                                        5/15/09                                               1,066,580
A              A+              500      New Jersey Water Supply Authority, (Delaware
                                        and Raritan System), (AMT), 7.875%. 11/1/13             546,195
Baa1           A             1,985      Puerto Rico Aqueduct & Sewer Authority,
                                        7.875%, 7/1/17                                        2,160,275
                                                                                            -----------
                                                                                            $ 7,579,359
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $94,130,013)                                        $94,813,181
                                                                                            ===========


(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 6.6% to 14.4% of total investments.


                    See notes to the financial statements

                  New York Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

 Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 8.4%
Aaa            AA+          $  500      Dormitory Authority of the State of New York,
                                        Columbia University, 5.10%, 7/1/01                 $    502,875
Aa             AA            2,250      Dormitory Authority of the State of New York,
                                        Cornell University, 7.375%, 7/1/20                    2,445,322
Aa             AA            1,000      Dormitory Authority of the State of New York,
                                        Cornell University, 7.375%, 7/1/30                    1,083,970
NR             AA              750      Dormitory Authority of the State of New York,
                                        Manhattan College, 6.00%, 7/1/03                        792,270
NR             AA            1,000      Dormitory Authority of the State of New York,
                                        Manhattan College, 6.10%, 7/1/04                      1,061,470
A1             A+            5,955      Dormitory Authority of the State of New York,
                                        University of Rochester, 6.50%, 7/1/09 (1)            6,151,575
Baa1           BBB+          1,000      Dormitory Authority of the State of New York,
                                        State University, 7.25%, 5/15/99                      1,063,830
Baa1           BBB+          1,000      Dormitory Authority of the State of New York,
                                        State University, 5.20%, 5/15/03                        952,870
                                                                                            -----------
                                                                                           $ 14,054,182
                                                                                            -----------
                                        Electric Utilities - 5.1%
Aa             AA-          $3,125      Power Authority of the State of New York,
                                        6.60%, 1/1/02                                      $  3,389,000
Aa             AA-             970      Power Authority of the State of New York,
                                        7.875%, 1/1/07                                        1,056,476
Aa             AA-           2,750      Power Authority of the State of New York,
                                        8.00%, 1/1/17                                         2,997,198
Aa             AA-           1,000      Power Authority of the State of New York,
                                        7.60%, 1/1/03                                         1,083,550
                                                                                            -----------
                                                                                           $  8,526,224
                                                                                            -----------
                                        Escrowed/Prerefunded - 20.0%
Aaa            AAA          $4,000      Battery Park City Authority, Prerefunded to
                                        5/1/99, 7.70%, 5/1/15                              $  4,481,800
Aaa            AAA           1,710      The City of New York, Escrowed to Maturity,
                                        (AMBAC), 6.25%, 8/1/02                                1,834,060
Aaa            AAA           2,625      The City of New York, Prerefunded to 8/1/02,
                                        (MBIA), 6.375%, 8/1/07                                2,862,641
Baa1           BBB+          2,250      Dormitory Authority of the State of New York,
                                        State University, Prerefunded to 5/15/02,
                                        6.75%, 5/15/21                                        2,493,158
Aaa            AAA           5,000      New York Local Government Assistance
                                        Corporation, Prerefunded to 4/1/01, 7.00%,
                                        4/1/16                                                5,586,000
Aaa            AAA           2,000      New York State Housing Finance Agency,
                                        Escrowed to Maturity, 6.80%, 5/1/01                   2,186,300
Aaa            AAA             900      New York State Housing Finance Authority,
                                        State University, Escrowed to Maturity, 7.80%,
                                        5/1/01                                                1,030,428
Aaa            AAA           1,000      New York State Medical Care Facilities Finance
                                        Agency, St. Luke's-Roosevelt Hospital Center,
                                        (MBIA), Prerefunded to 2/15/00, 7.45%, 2/15/29        1,122,410
Aaa            AA-           2,275      Power Authority of the State of New York,
                                        Prerefunded to 1/1/96, 7.375%, 1/1/18                 2,370,527
Aaa            AAA           1,000      Suffolk County, New York Water Authority,
                                        (AMBAC), Prerefunded to 7/15/97, 6.50%,
                                        7/15/12                                               1,059,610
Aaa            AAA           2,500      Suffolk County, New York Water Authority,
                                        (AMBAC), Prerefunded to 6/1/02, 6.00%, 6/1/17         2,668,075
Aaa            AAA           1,505      Suffolk County, New York Water Authority,
                                        (AMBAC), Prerefunded to 6/1/00, 6.90%, 6/1/09         1,660,241
Aaa            AAA           1,610      Suffolk County, New York Water Authority,
                                        (AMBAC), Prerefunded to 6/1/00, 6.90%, 6/1/10         1,776,072
Aaa            A+            1,900      Triborough Bridge and Tunnel Authority, 7.00%,
                                        1/1/21                                                2,108,658
                                                                                            -----------
                                                                                           $ 33,239,980
                                                                                            -----------

                                        General Obligations - 7.2%
Baa1           A-           $1,500      The City of New York, 6.00%, 8/1/00                $  1,510,680
Baa1           A-              500      The City of New York, 6.875%, 2/1/02                    521,570
Baa1           A-            1,000      The City of New York, 6.375%, 8/1/05                    998,760
Baa1           A-            1,500      The City of New York, 6.375%, 8/1/06                  1,492,065
A              A-            1,500      State of New York, 7.50%, 11/15/00                    1,671,945
A              A-            2,500      State of New York, 7.50%, 11/15/01                    2,808,875
A              A-            2,000      State of New York, 7.00%, 11/15/02                    2,209,080
Baa1           A-              775      Puerto Rico Municipal Finance Agency, 5.60%,
                                        7/1/02                                                  782,719
                                                                                            -----------
                                                                                           $ 11,995,694
                                                                                            -----------
                                        Hospitals - 7.0%
Baa1           BBB          $  500      Cortland County Industrial Development Agency,
                                        Courtland Memorial Hospital Inc. Project,
                                        6.15%, 7/1/02                                      $    499,075
NR             AAA           2,500      New York State Medical Care Facilities Finance
                                        Agency, Mount Sinai Hospital, 5.40%, 8/15/00          2,526,425
NR             AAA           4,000      New York State Medical Care Facilities Finance
                                        Agency, Mount Sinai Hospital, 5.50%, 8/15/01          4,068,280
Baa1           BBB+          1,415      New York State Medical Care Facilities Finance
                                        Agency, Hospital and Nursing Home Revenue
                                        Bonds, 7.625%, 2/15/08                                1,495,966
Aa             AA            1,000      New York State Medical Care Facilities Finance
                                        Agency, Hospital and Nursing Home Revenue
                                        Bonds, 7.50%, 2/15/09                                 1,084,390
Aa             AAA           2,000      New York State Medical Care Facilities Finance
                                        Agency, St. Luke's Hospital Center, 4.65%,
                                        2/15/01                                               1,916,700
                                                                                            -----------
                                                                                           $ 11,590,836
                                                                                            -----------

                                        Housing - 0.7%
NR             AAA          $1,050      New York City Housing Development Corporation,
                                        6.70%, 6/1/00                                      $  1,110,070
                                                                                            -----------
                                        Industrial Development Revenue - 0.6%
A              NR           $1,045      United Nations Development Corporation, 5.70%,
                                        7/1/02                                             $  1,059,714
                                                                                            -----------
                                        Insured Education - 0.7%
Aaa            AAA          $1,075      Dormitory Authority of the State of New York,
                                        Mt. Sinai School of Medicine, (MBIA), 6.75%,
                                        7/1/09                                             $  1,144,595
                                                                                            -----------
                                        Insured General Obligations - 2.3%
Aaa            AAA          $  765      Brookhaven, New York, (MBIA), 5.50%, 5/1/02        $    786,588
Aaa            AAA           2,090      Buffalo, New York, (MBIA), 4.75%, 4/1/03              2,039,819
Aaa            AAA           1,000      Suffolk County, New York Water Authority,
                                        (AMBAC), 4.70%, 4/1/03                                  950,710
                                                                                            -----------
                                                                                           $  3,777,117
                                                                                            -----------
                                        Insured Hospital - 2.8%
Aaa            AAA          $4,450      New York State Medical Care Facilities Finance
                                        Agency, New York State Hospital, (AMBAC),
                                        6.10%, 2/15/04                                     $  4,663,422
                                                                                            -----------
                                        Insured Miscellaneous - 0.6%
Aaa            AAA          $1,000      New York State Municipal Bond Bank Agency,
                                        (AMBAC), 6.625%, 3/15/06                           $  1,074,930
                                                                                            -----------
                                        Insured Solid Waste - 0.7%
Aaa            AAA          $1,000      Dutchess County Resource Recovery Agency,
                                        (FGIC), 7.20%, 1/1/02                              $  1,104,750
                                                                                            -----------
                                        Insured Special Tax - 1.2%
Aaa            AAA          $  435      New York State Urban Development Corporation,
                                        (MBIA), 5.40%, 4/1/05                              $    436,327
Aaa            AAA           1,500      Municipal Assistance Corporation for the City
                                        of New York, (MBIA), 6.875%, 7/1/01                   1,597,935
                                                                                            -----------
                                                                                           $  2,034,262
                                                                                            -----------

                                        Insured Transportation - 8.3%
Aaa            AAA          $  905      Metropolitan Transportation Authority for the
                                        City of New York, (MBIA), 5.60%, 7/1/01            $    932,720
Aaa            AAA           1,135      Metropolitan Transportation Authority for the
                                        City of New York, (MBIA), 5.80%, 7/1/03               1,178,493
Aaa            AAA             900      Metropolitan Transportation Authority for the
                                        City of New York, (MBIA), 5.30%, 7/1/98                 913,527
Aaa            AAA           3,500      The Port Authority of New York and New Jersey,
                                        (MBIA), 6.375%, 10/15/17                              3,603,005
Aaa            AAA           2,500      The Port Authority of New York and New Jersey,
                                        (AMBAC), 7.40%, 10/1/12                               2,796,650
Aaa            AAA           2,000      Triborough Bridge and Tunnel Authority,
                                        (MBIA), 6.20%, 1/1/01                                 2,110,020
Aaa            AAA           2,290      Triborough Bridge and Tunnel Authority,
                                        (FGIC), 5.80%, 1/1/02                                 2,363,051
                                                                                            -----------
                                                                                           $ 13,897,466
                                                                                            -----------
                                        Insured Utility - 4.5%
Aaa            AAA          $5,280      New York State Energy Research and Development
                                        Authority, Central Hudson Gas, (FGIC), 7.35%,
                                        10/1/14                                            $  5,722,306
Aaa            AAA           1,600      New York State Power Authority, (MBIA),
                                        7.875%, 1/1/13                                        1,738,784
                                                                                            -----------
                                                                                           $  7,461,090
                                                                                            -----------
                                        Insured Water and Sewer - 2.4%
Aaa            AAA          $1,000      Buffalo New York Sewer Authority, (FGIC),
                                        5.00%, 7/1/03                                      $    978,800
Aaa            AAA           1,000      New York City Municipal Water Finance
                                        Authority, (FGIC), 6.00%, 6/15/19                       994,840
Aaa            AAA           1,000      New York City Municipal Water Finance
                                        Authority, (AMBAC), 5.55%, 6/15/01                    1,039,120
Aaa            AAA           1,000      New York City Municipal Water Finance
                                        Authority, (AMBAC), 5.80%, 6/15/03                    1,052,450
                                                                                            -----------
                                                                                           $  4,065,210
                                                                                            -----------
                                        Lease Revenue/ Certificates of Participation -
                                        4.6%
A1             AA           $3,000      Battery Park City Authority, 6.00%, 11/1/03        $  3,086,790
A1             AA            3,500      Housing New York Corporation, 6.00%, 11/1/03          3,649,660
Baa1           BBB             250      New York State Urban Development Corporation,
                                        7.40%, 1/1/01                                           270,125
Baa1           BBB             250      New York State Urban Development Corporation,
                                        7.25%, 4/1/99                                           265,640
Baa1           A               310      Puerto Rico Public Buildings Authority, 6.00%,
                                        7/1/99                                                  322,865
                                                                                            -----------
                                                                                           $  7,595,080
                                                                                            -----------
                                        Special Tax Revenue - 9.0%
Aa             AA-          $1,475      Municipal Assistance Corporation for the City
                                        of New York, 6.75%, 7/1/06                         $  1,542,393
Aa             AA-           1,530      Municipal Assistance Corporation for the City
                                        of New York, 6.875%, 7/1/07                           1,603,868
Aa             AA-           2,975      Municipal Assistance Corporation for the City
                                        of New York, 5.75%, 7/1/08                            2,988,893
Aa             AA-           2,500      Municipal Assistance Corporation for the City
                                        of New York, 7.30%, 7/1/08                            2,722,175
A              A             1,750      New York Local Government Assistance
                                        Corporation, 7.00%, 4/1/04                            1,926,418
A              A             2,120      New York Local Government Assistance
                                        Corporation, 7.20%, 4/1/04                            2,356,359
A              A               750      New York Local Government Assistance
                                        Corporation, 5.90%, 4/1/05                              775,860
Baa1           BBB+            660      New York State Medical Care Facilities Finance
                                        Agency, Mental Health Services Facilities,
                                        7.10%, 8/15/01                                          706,781
Baa1           BBB+            350      Puerto Rico Infrastructure Financing
                                        Authority, 7.60%, 7/1/00                                378,630
                                                                                            -----------
                                                                                           $ 15,001,377
                                                                                            -----------
                                        Transportation - 7.4%
Baa1           BBB          $1,000      Metropolitan Transportation Authority, 5.375%,
                                        7/1/02                                             $    972,780

                                        Transportation - (continued)
A1             A             1,750      New York State Thruway Authority, 5.375%,
                                        1/1/02                                                1,766,065
Baa1           BBB           1,500      New York State Thruway Authority, 5.80%,
                                        4/1/00                                                1,521,960
Baa1           BBB           2,000      New York State Thruway Authority, 6.00%,
                                        4/1/02                                                2,030,680
Baa1           BBB           1,000      New York State Thruway Authority, 6.00%,
                                        4/1/03                                                  994,980
Baa1           A             2,850      Puerto Rico Highway Authority, 6.75%, 7/1/05          3,026,757
Baa1           A             2,000      Puerto Rico Highway and Transportation
                                        Authority, 4.90%, 7/1/01                              1,931,080
                                                                                            -----------
                                                                                           $ 12,244,302
                                                                                            -----------
                                        Water & Sewer Revenue - 6.5%
A              A-           $1,825      New York City Municipal Water Finance
                                        Authority, 5.70%, 6/15/02                          $  1,857,083
Aa             AA-           1,000      New York State Environmental Facilities
                                        Corporation, 7.50%, 3/15/11                           1,082,360
Aa             A             1,000      New York State Environmental Facilities
                                        Corporation, 6.90%, 6/15/02                           1,099,520
Aa             A             1,200      New York State Environmental Facilities
                                        Corporation, 6.80%, 6/15/01                           1,308,984
Aa             AAA           1,000      New York State Environmental Facilities
                                        Corporation, 6.40%, 9/15/01                           1,070,550
Aa             A             1,125      New York State Environmental Facilities
                                        Corporation, 6.50%, 6/15/04                           1,204,200
Aaa            AAA           1,000      New York State Environmental Facilities
                                        Corporation, County of Westchester Project,
                                        6.30%, 9/15/05                                        1,063,090
Aa             A             2,000      New York State Environmental Facilities
                                        Corporation, New York City Municipal Water
                                        Finance Authority, 6.60%, 6/15/05                     2,145,740
                                                                                            -----------
                                                                                           $ 10,831,527
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $167,253,911)                                      $166,471,828
                                                                                            ===========



(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 31.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 6.7% to 12.3% of total investments.


                      See notes to financial statements

                    Ohio Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 15.4%
A1             A+           $2,345      Ohio State Public Facilities Commission,
                                        Higher Education Facilities, 7.00%, 6/1/04          $ 2,464,735
A1             A+            1,000      Ohio State Higher Educational Facilities
                                        Revenue Bonds, 6.50%, 5/1/01                          1,044,100
A              NR              660      The Student Loan Funding Corporation, 6.875%,
                                        8/1/98                                                  690,148
A1             A+              500      The Student Loan Funding Corporation, 5.75%,
                                        8/1/03                                                  503,235
A1             NR            1,200      The Student Loan Funding Corporation, 5.95%,
                                        8/1/05                                                1,207,692
                                                                                            -----------
                                                                                            $ 5,909,910
                                                                                            -----------
                                        Escrowed - 10.2%
NR             AAA          $  500      Akron, Bath and Copley Joint, Township
                                        Hospital District, (Children's Hospital
                                        Medical Center of Akron), Prerefunded to
                                        11/15/00, 7.45%, 11/15/20                           $   566,785
Aaa            AAA             650      Clermont County, Ohio, Water Works, (AMBAC),
                                        Prerefunded to 12/1/01, 6.625%, 12/1/16                 716,495
Aaa            AAA             500      Franklin County, Ohio, Hospital Revenue, (Mt.
                                        Carmel Health), (AMBAC), Prerefunded to
                                        12/1/00, 7.25%, 6/1/03                                  558,230
NR             AAA           1,900      Franklin County, Ohio, Prerefunded to 12/1/01,
                                        6.375%, 12/1/20                                       2,067,827
                                                                                            -----------
                                                                                            $ 3,909,337
                                                                                            -----------
                                        General Obligations - 13.1%
NR             A+           $1,250      City of Cincinnati School District, (Hamilton
                                        County, Ohio) Revenue Anticipation Notes,
                                        6.05%, 6/15/00                                      $ 1,292,500
AA1            AA+           1,090      Columbus, Ohio, 6.30%, 1/1/05                         1,159,814
NR             NR              300      Kings County, Ohio, Local School District,
                                        7.60%, 12/1/10                                          331,362
Aa             AA              200      State of Ohio, Infrastructure Improvement
                                        Bonds, 6.50%, 8/1/04                                    219,762
A              NR            1,000      Wauseon, Ohio School District, 7.25%, 12/1/10         1,081,870
NR             NR              924      Youngstown, Ohio, County School District,
                                        6.40%, 7/1/00                                           934,496
                                                                                            -----------
                                                                                            $ 5,019,804
                                                                                            -----------
                                        Health Care - 8.1%
Aa2            NR           $1,250      Hamilton County, Ohio Hospital Facilities,
                                        (Episcopal Retirement Homes, Inc.), 6.80%,
                                        1/1/08                                              $ 1,340,200
NR             BBB-            680      Marion County, Ohio, Health Care Facilities,
                                        (United Church Homes Project), 5.25%, 11/15/98          657,662
Aa2            NR            1,000      Warren County, Ohio, Hospital Facilities,
                                        (Otterbein Homes Project), 7.20%, 7/1/11              1,091,180
                                                                                            -----------
                                                                                            $ 3,089,042
                                                                                            -----------
                                        Industrial Development Revenue - 2.4%
NR             A-           $  855      Ohio Economic Development Commission, (Ohio
                                        Enterprise Bond Fund-Progress Plastics
                                        Products), 6.80%, 12/1/01                           $   910,737
                                                                                            -----------
                                        Insured Education - 3.4%
Aaa            AAA          $  350      Ohio State Public Facilities Commission,
                                        (Higher Educational Facilities), (AMBAC),
                                        6.50%, 12/1/01                                      $   374,811
Aaa            AAA           1,000      Ohio State Public Facilities Commission,
                                        (Higher Educational Facilities), (AMBAC),
                                        4.70%, 6/1/05                                           933,900
                                                                                            -----------
                                                                                            $ 1,308,711
                                                                                            -----------
                                        Insured General Obligations - 17.8%
Aaa            AAA          $1,615      Cleveland, Ohio, (MBIA), 6.50%, 11/15/01            $ 1,745,039
Aaa            AAA             750      Fairfield County, Ohio, School District,
                                        (AMBAC), 7.75%, 12/1/09                                 830,482
Aaa            AAA           1,000      Lakota, Ohio, School District, (AMBAC), 6.40%,
                                        12/1/00                                               1,058,510
Aaa            AAA           1,350      Mt. Vernon County, Ohio, Local School
                                        District, (FGIC), 7.50%, 12/1/14                      1,525,405

                                        Insured General Obligations (continued)
Aaa            AAA           1,000      Toledo, Ohio, (AMBAC), 7.625%, 12/1/04 (1)            1,170,470
Aaa            AAA             400      West Geauga, Ohio, Local School District,
                                        (AMBAC), 8.10%, 11/1/03                                 475,084
                                                                                            -----------
                                                                                            $ 6,804,990
                                                                                            -----------
                                        Insured Hospitals - 6.3%
Aaa            AAA          $1,080      Portage County Ohio Hospital Revenue Bonds,
                                        (Robinson Hospital Project), (MBIA), 6.50%,
                                        11/15/03                                            $ 1,176,336
Aaa            AAA           1,150      Portage County Ohio Hospital Revenue Bonds,
                                        (Robinson Hospital Project), (MBIA), 6.50%,
                                        11/15/04                                              1,252,752
                                                                                            -----------
                                                                                            $ 2,429,088
                                                                                            -----------
                                        Insured Utilities - 3.2%
Aaa            AAA          $  500      Clevelend, Ohio, Public Power System, (MBIA),
                                        6.10%, 11/15/03                                     $   523,100
Aaa            AAA             650      Clevelend, Ohio, Public Power System, (MBIA),
                                        7.00%, 11/15/17                                         708,643
                                                                                            -----------
                                                                                            $ 1,231,743
                                                                                            -----------
                                        Lease Revenue/Certificates
                                        of Participation - 5.5%
A1             A+           $1,000      Ohio Building Authority, (James Rhodes
                                        Project), 6.50%, 10/1/04                            $ 1,073,640
A1             A+            1,000      Ohio Building Authority, (State Correctional
                                        Facilities), 6.375%, 6/1/07                           1,050,060
                                                                                            -----------
                                                                                            $ 2,123,700
                                                                                            -----------
                                        Miscellaneous - 2.6%
NR             A-           $1,000      Ohio State Economic Development Commission,
                                        (ABS Industries, Inc. Project), 5.45%, 6/1/99       $ 1,012,200
                                                                                            -----------
                                        Utilities - 0.9%
NR             BBB          $  350      Guam Power Authority, 5.10%, 10/1/03                $   333,760
                                                                                            -----------
                                        Water & Sewer Revenue - 11.1%
A1             AA-          $1,200      City of Columbus, Ohio, Water System Revenue
                                        Refunding Bonds, Issue of 1991, 6.10%, 11/1/03      $ 1,261,980
A1             AA-             900      Hamilton County Ohio Sewer System, (The
                                        Metropolitan District of Greater Cincinnati),
                                        6.40%, 12/1/02                                          975,636
A1             A               850      Ohio State Water Development Authority,
                                        Pollution Control Facilities, (Phillip Morris
                                        Project), 7.25%, 12/1/08                                899,317
Baa1           A             1,000      Puerto Rico Aqueduct & Sewer Authority,
                                        7.875%, 7/1/17                                        1,088,306
                                                                                            -----------
                                                                                            $ 4,225,239
                                                                                            -----------
                                        Total Investments (identified cost,
                                        $37,781,415)                                        $38,308,261
                                                                                            ===========


(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 30.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.0% to 16.0% of total investments.


                      See notes to financial statements

               Pennsylvania Limited Maturity Tax Free Portfolio
                  Portfolio of Investments - March 31, 1995

                        Tax-Exempt Investments - 100%

  Ratings (Unaudited)
----------------------
                          Principal
                             Amount
              Standard         (000
  Moody's     & Poor's     omitted)                        Security                                Value
----------     --------    ---------    ------------------------------------------------   -------------
                                        Education - 3.5%
NR             AAA          $  700      Montgomery County Higher Education and Health
                                        Authority, (Saint Joseph's University), 6.00%,
                                        12/15/02                                           $    736,414
Aa             A+            1,500      Pennsylvania Higher Educational Facilities
                                        Authority, (Thomas Jefferson University),
                                        5.90%, 8/15/00                                        1,568,355
Baa1           BBB             500      Pennsylvania Higher Educational Facilities
                                        Authority, (The Medical College of
                                        Pennsylvania), 7.25%, 3/1/05                            519,090
A1             AA-           1,000      The Pennsylvania State University Bonds,
                                        6.25%, 3/1/06                                         1,062,270
                                                                                            -----------
                                                                                           $  3,886,129
                                                                                            -----------
                                        Escrowed - 25.0%
Aaa            AAA          $1,000      Allegheny County, Pennsylvania, Sanitation
                                        Authority, (FGIC) Prerefunded to 12/1/01,
                                        6.50%, 12/1/16                                     $  1,080,960
AAA            A-              520      Chester County Health and Education Facilities
                                        Authority, (Bryn Mawr Rehabilitation
                                        Hospital), Escrowed to Maturity, 6.50%, 7/1/02          560,269
Aaa            AAA             500      Dauphin County Hospital Authority, (Polyclinic
                                        Medical Center of Harrisburg), (MBIA),
                                        Prerefunded to 8/15/99, 6.90%, 8/15/11                  538,750
Aaa            AAA           1,000      Harrisburg, Pennsylvania Water Revenue
                                        Authority, (FGIC), Prerefunded to 7/15/01,
                                        7.00%, 7/15/06                                        1,103,610
Aaa            AAA           1,355      Manheim Boro, Pennsylvania, Water & Sewer
                                        Authority, (MBIA), Prerefunded to 9/1/01,
                                        6.65%, 9/1/05                                         1,472,221
Aaa            AAA           1,000      Pennsylvania Convention Center Authority,
                                        (FGIC), Escrowed to Maturity, 6.60%, 9/1/00           1,074,840
Aaa            AAA             500      Pennsylvania Turnpike Commission, (FGIC),
                                        Escrowed to Maturity, 6.50%, 12/1/01                    540,480
Aaa            AAA           2,000      The School District of Philadelphia,
                                        Pennsylvania, (AMBAC), Prerefunded to 5/15/02,
                                        6.50%, 5/15/05                                        2,175,500
Aaa            AAA           3,200      Philadelphia Municipal Authority, Justice
                                        Lease Revenue Bonds, (FGIC), Prerefunded to
                                        11/15/01, 7.10%, 11/15/11                             3,610,368
Aaa            NR            2,500      Philadelphia, Pennsylvania, Hospital & Higher
                                        Education, (Children's Hospital), Prerefunded
                                        to 2/15/02, 6.50%, 2/15/21                            2,735,550
Aaa            AAA           2,000      The Pittsburgh Water and Sewer Authority,
                                        (FGIC), Prerefunded to 9/1/01, 6.75%, 9/1/10          2,212,900
Aaa            AAA           1,185      The Pittsburgh Water and Sewer Authority,
                                        (FGIC), Prerefunded to 9/1/01, 6.50%, 9/1/14          1,295,122
Aaa            AAA           2,000      Pleasant Valley School District (Monroe
                                        County, Pennsylvania) (AMBAC), Prerefunded to
                                        3/15/01, 5.85%, 3/1/05                                2,075,940
Aaa            AAA           1,095      Schuykill County, Pennsylvania, Redevelopment
                                        Authority, (FGIC), Prerefunded to 6/1/01,
                                        6.75%, 6/1/02                                         1,196,539
Aaa            AAA           1,500      Somerset County, Pennsylvania, General
                                        Authority, (FGIC), Escrowed to Maturity,
                                        6.50%, 10/15/01                                       1,619,565
Aaa            AAA           1,000      Somerset County, Pennsylvania, General
                                        Authority, (FGIC), Prerefunded to 10/15/01,
                                        7.00%, 10/15/13                                       1,107,200
Aa             AA+             500      Temple University of the Commonwealth System,
                                        Hospital & Higher Education, Prerefunded to
                                        8/1/98, 6.90%, 8/1/99                                   532,580

                                        Escrowed (continued)
Aaa            AAA           3,000      County of Westmoreland, Pennsylvania, (AMBAC),
                                        Prerefunded to 8/1/01, 6.70%, 8/1/09                  3,264,570
                                                                                            -----------
                                                                                           $ 28,196,964
                                                                                            -----------
                                        General Obligations - 4.4%
Aa             NR           $  325      Chester County, Pennsylvania, 6.50%, 12/15/02      $    345,062
A1             AA-           1,220      Hatboro-Horsham School District of Montgomery
                                        County, Pennsylvania, 6.70%, 4/1/08                   1,302,082
A1             AA-           1,500      Commonwealth of Pennsylvania, 6.00%, 9/15/01          1,580,805
Baa1           A             1,000      The Commonwealth of Puerto Rico, Public
                                        Improvement Refunding Bonds, 5.50%, 7/1/01            1,010,930
Baa1           A-              750      Puerto Rico Municipal Finance Agency, Series
                                        1992 A, 5.60%, 7/1/02                                   757,470
                                                                                            -----------
                                                                                           $  4,996,349
                                                                                            -----------
                                        Health Care - 2.9%
Aa             AA           $1,030      Geisinger, Pennsylvania, Health System, 6.00%,
                                        7/1/01 (2)                                         $  1,064,433
Aa             AA            2,000      Geisinger, Pennsylvania, Health System,
                                        7.375%, 7/1/02                                        2,170,660
                                                                                            -----------
                                                                                           $  3,235,093
                                                                                            -----------
                                        Hospitals - 8.8%
NR             AAA          $1,030      Indiana County, Pennsylvania, Hospital
                                        Authority, (Indiana Hospital Project), (Connie
                                        Lee), 5.75%, 7/1/00                                $  1,059,365
NR             AAA             825      Indiana County, Pennsylvania, Hospital
                                        Authority, (Indiana Hospital Project), (Connie
                                        Lee), 5.875%, 7/1/01                                    853,355
A              NR              500      New Castle Area Hospital Authority, (St.
                                        Francis Hospital of New Castle), 5.90%,
                                        11/15/00                                                506,375
NR             BBB             500      Northampton County Hospital Authority, (Easton
                                        Hospital) 6.90%, 1/1/02                                 504,200
Baa1           BBB+          1,640      The Hospitals and Higher Education Facilities
                                        Authority of Philadelphia, (Graduate Health
                                        System), 6.70%, 7/1/98                                1,687,609
Baa1           BBB+          1,250      The Hospitals and Higher Education Facilities
                                        Authority of Philadelphia, (Graduate Health
                                        System), 6.90%, 7/1/00                                1,288,425
Baa1           BBB+          2,475      The Hospital and Higher Education Facilities
                                        Authority of Philadelphia, (Temple University
                                        Hospital), 6.00%, 11/15/00                            2,478,291
Aa             NR            1,650      Pottsville, PA, Hospital Authority, (Daughters
                                        of Charity), 4.75%, 8/15/03                           1,560,471
                                                                                            -----------
                                                                                           $  9,938,091
                                                                                            -----------
                                        Housing - 2.2%
Aaa            AAA          $2,450      Pennsylvania Housing Finance Agency, (FNMA),
                                        5.70%, 7/1/02                                      $  2,485,966
                                                                                            -----------
                                        Industrial Development Revenue - 1.8%
NR             A-           $1,100      Butler County, PA Industrial Development
                                        Authority, (Sherwood Oaks Project), 5.10%,
                                        6/1/01                                             $  1,049,070
A3             A-            1,000      Clinton County, PA, Industrial Development
                                        Authority, (International Paper Company),
                                        5.375%, 5/1/04                                          975,120
                                                                                            -----------
                                                                                           $  2,024,190
                                                                                            -----------
                                        Insured Education - 8.9%
Aaa            AAA          $2,280      Lycoming County Authority, Pennsylvania,
                                        College Revenue Bonds, (AMBAC), 6.00%, 11/1/01     $  2,402,276
Aaa            AAA           1,000      Northampton County Higher Education Authority,
                                        University (Lehigh University), (MBIA), 7.10%,
                                        11/15/09                                              1,082,370

                                        Insured Education - (continued)
Aaa            AAA             250      Pennsylvania Higher Educational Facilities
                                        Authority (Bryn Mawr College), (FGIC), 6.75%,
                                        12/1/01                                                 269,200
Aaa            AAA           6,000      Pennsylvania State Higher Education Assistance
                                        Agency, (FGIC), 6.80%, 12/1/00 (1)                    6,314,400
                                                                                            -----------
                                                                                           $ 10,068,246
                                                                                            -----------
                                        Insured General Obligations - 9.5%
Aaa            AAA          $  600      Allegheny County, Pennsylvania, (MBIA), 6.80%,
                                        4/1/00                                             $    647,388
Aaa            AAA             915      Conestoga Valley School District of Lancaster
                                        County, Pennsylvania, (FGIC), 6.80%, 5/1/03             985,858
Aaa            AAA           1,235      Dauphin County, Pennsylvania, (MBIA), 6.00%,
                                        8/1/02                                                1,291,316
Aaa            AAA             265      Greensburg Salem School District,
                                        (Westmoreland County, Pennsylvania), (MBIA),
                                        5.80%, 9/15/01                                          273,739
Aaa            AAA           1,000      Commonwealth of Pennsylvania, (MBIA), 6.60%,
                                        1/1/01                                                1,077,770
Aaa            AAA             385      Pennsylvania Finance Authority, (South Side
                                        Area School District, Beaver County Project),
                                        (AMBAC), 5.40%, 9/1/01                                  388,287
Aaa            AAA           1,000      Pennsylvania Public School District Building
                                        Authority, (Hazelton Area School District
                                        Project), (FGIC), 6.50%, 3/1/08                       1,042,580
Aaa            AAA             275      The School District of Philadelphia,
                                        Pennsylvania, (AMBAC), 6.35%, 5/15/02                   293,400
Aaa            AAA             750      Pocono Mountain School District, Monroe
                                        County, Pennsylvania, (AMBAC), 5.90%, 10/1/02           780,847
Aaa            AAA           1,315      City of Pittsburgh, Pennsylvania, (MBIA),
                                        5.875%, 9/1/00                                        1,366,271
Aaa            AAA           1,385      City of Pittsburgh, Pennsylvania, (MBIA),
                                        6.00%, 9/1/01                                         1,449,180
Aaa            AAA           1,185      City of Reading, Pennsylvania, (Berks County),
                                        School Authority (MBIA), 4.80%, 7/15/04               1,130,241
                                                                                            -----------
                                                                                           $ 10,726,877
                                                                                            -----------
                                        Insured Health Care - 2.9%
Aaa            AAA          $2,050      Sayre Health Care Facilities Authority,
                                        (Guthrie Medical Center), (AMBAC), 6.50%,
                                        3/1/00                                             $  2,187,534
Aaa            AAA           1,000      Scranton-Lackawanna Health and Welfare
                                        Authority, (Mercy Health System), (MBIA),
                                        6.90%, 1/1/09                                         1,061,380
                                                                                            -----------
                                                                                           $  3,248,914
                                                                                            -----------
                                        Insured Hospitals - 8.2%
Aaa            AAA          $2,215      The Hospital Authority of Beaver County,
                                        Pennsylvania, (The Medical Center of Beaver,
                                        PA), (AMBAC), 5.90%, 7/1/00                        $  2,309,735
Aaa            AAA             500      Delaware County Authority of Pennsylvania,
                                        (Crozer- Chester Medical Center), (MBIA),
                                        7.10%, 12/15/99                                         540,535
Aaa            AAA           1,505      Delaware County Authority of Pennsylvania,
                                        (Crozer- Chester Medical Center), (MBIA),
                                        4.65%, 12/15/02                                       1,414,745
Aaa            AAA           1,000      Erie County, Pennsylvania, Hospital Authority,
                                        (Hamot Health System), (AMBAC), 7.10%, 2/15/10        1,079,520
Aaa            AAA             400      Franklin County Industrial Development
                                        Authority, (The Chambersburg Hospital
                                        Project), (FGIC), 5.80%, 7/1/02                         414,764
Aaa            AAA             500      Lancaster County Hospital Authority, (The
                                        Lancaster General Hospital Project), (AMBAC),
                                        5.80%, 7/1/01                                           518,710

                                        Insured Hospitals (continued)
Aaa            AAA             525      Lehigh County General Purpose Authority, (St.
                                        Luke's Hospital of Bethlehem, Pennsylvania
                                        Project), (AMBAC), 5.70%, 7/1/01                        539,054
Aaa            AAA             250      Mt. Lebanon Hospital Authority (Allegheny
                                        County, Pennsylvania) (St. Clair Memorial
                                        Hospital), (FGIC), 5.90%, 7/1/02                        260,567
Aaa            AAA           2,100      Washington County Hospital Authority,
                                        (Shadyside Hospital Project), (AMBAC), 5.80%,
                                        12/15/02                                              2,180,178
                                                                                            -----------
                                                                                           $  9,257,808
                                                                                            -----------
                                        Insured Lease Revenue/ Certificates of
                                        Participation - 4.5%
Aaa            AAA          $  500      The Harrisburg Authority (Dauphin County,
                                        Pennsylvania), Lease Revenue Bonds, (FGIC),
                                        6.25%, 6/1/01                                      $    529,985
Aaa            AAA           1,000      Northumberland County Authority, Pennsylvania,
                                        Lease Revenue Bonds, (MBIA), 6.50%, 10/15/01          1,079,710
Aaa            AAA           2,150      Commonwealth of Pennsylvania, Certificates of
                                        Participation, (AMBAC), 4.90%, 7/1/02                 2,091,154
Aaa            AAA             500      The Philadelphia Municipal Authority, Justice
                                        Lease Revenue Bonds, (MBIA), 6.40%, 11/15/98            521,630
Aaa            AAA             810      The Philadelphia Municipal Authority, Justice
                                        Lease Revenue Bonds, (MBIA), 6.60%, 11/15/00            861,240
                                                                                            -----------
                                                                                           $  5,083,719
                                                                                            -----------
                                        Insured Special Tax - 4.6%
Aaa            AAA          $  900      Pennsylvania Intergovernmental Cooperation
                                        Authority, (City of Philadelphia Funding
                                        Program), (FGIC), 5.60%, 6/15/98                   $    917,784
Aaa            AAA           2,000      Pennsylvania Intergovernmental Cooperation
                                        Authority, (City of Philadelphia Funding
                                        Program), (FGIC), 6.00%, 6/15/00                      2,079,120
Aaa            AAA           2,070      Pennsylvania Intergovernmental Cooperation
                                        Authority, (City of Philadelphia Funding
                                        Program), (FGIC), 6.00%, 6/15/02                      2,165,551
                                                                                            -----------
                                                                                           $  5,162,455
                                                                                            -----------
                                        Insured Utilities - 1.9%
Aaa            AAA          $2,270      City of Philadelphia, Pennsylvania, Gas Works
                                        Revenue Bonds, (AMBAC), 4.40%, 8/1/01              $  2,127,716
                                                                                            -----------
                                        Insured Water & Sewer - 1.6%
Aaa            AAA          $  800      Delaware County Industrial Development
                                        Authority, (Philadelphia Suburban Water
                                        Company Project), (FGIC), 5.95%, 6/1/02            $    838,296
Aaa            AAA           1,000      City of Philadelphia, Pennsylvania, Water and
                                        Wastewater Revenue Bonds, (FSA), 4.875%,
                                        6/15/01                                                 963,950
                                                                                            -----------
                                                                                           $  1,802,246
                                                                                            -----------
                                        Lease Revenue/Certificates of Participation -
                                        0.5%
Baa1           A            $  500      Puerto Rico Buildings Authority, Public
                                        Education and Health Facilities Bonds, 6.00%,
                                        7/1/99                                             $    520,750
                                                                                            -----------
                                        Solid Waste - 2.7%
Baa            A-           $  500      Greater Lebanon Refuse Authority of Lebanon
                                        County, Pennsylvania, Solid Waste Revenue,
                                        6.20%, 5/15/99                                     $    510,645
Baa            A-              500      Greater Lebanon Refuse Authority of Lebanon
                                        County, Pennsylvania, Solid Waste Revenue,
                                        6.20%, 11/15/99                                         511,790

                                        Solid Waste (continued)
Baa            A-              300      Greater Lebanon Refuse Authority of Lebanon
                                        County, Pennsylvania, Solid Waste Revenue,
                                        6.40%, 5/15/00                                          308,364
Baa            A-              500      Greater Lebanon Refuse Authority of Lebanon
                                        County, Pennsylvania, Solid Waste Revenue,
                                        6.40%, 11/15/00                                         515,105
NR             NR            1,200      Pennsylvania Economic Development Financing
                                        Authority, (Resource Recovery for
                                        Northampton), 6.75%, 1/1/07                           1,169,544
                                                                                            -----------
                                                                                           $  3,015,448
                                                                                            -----------
                                        Special Tax Revenue - 0.5%
Baa1           BBB+         $  250      Puerto Rico Infrastructure Financing
                                        Authority, Special Tax Revenue Bonds, 7.60%,
                                        7/1/00                                             $    270,450
NR             NR              250      Virgin Islands Public Finance Authority, (V.I.
                                        General Obligation/Matching Fund Loan Notes),
                                        6.70%, 10/1/99                                          260,565
                                                                                            -----------
                                                                                           $    531,015
                                                                                            -----------
                                        Transportation - 3.2%
Aa3            AA-          $2,550      Southeastern Pennsylvania Transportation
                                        Authority, LOC: Canadian Imperial Bank of
                                        Commerce, 6.00%, 6/1/99                            $  2,606,941

Aa3            AA-           1,000      Southeastern Pennsylvania Transportation
                                        Authority, LOC: Canadian Imperial Bank of
                                        Commerce, 6.00%, 6/1/01                               1,026,750
                                                                                            -----------
                                                                                           $  3,633,691
                                                                                            -----------
                                        Utility - 0.9%
NR             NR           $1,000      Virgin Island Water & Power Authority, 7.40%,
                                        7/1/11                                             $  1,053,090
                                                                                            -----------
                                        Water & Sewer - 1.5%
NR             AA           $1,600      Pennsylvania Infrastructure Investment
                                        Authority, (Pennvest Pool Program), 6.45%,
                                        9/1/04                                             $  1,726,922
                                                                                            -----------

                                        Total Investments (identified cost,
                                        $112,552,704)                                      $112,721,679
                                                                                            ===========



(1) Security has been segregated to cover margin requirements for open financial futures contracts.


(2) When-issued security. At March 31, 1995, the Portfolio had sufficient cash and/or securities segregated as collateral for when-issued securities.


The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1995, 63.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.9% to 27.2% of total investments.


                      See notes to financial statements

                      Limited Maturity Tax Free Portfolios
                             Financial Statements


                     Statements of Assets and Liabilities
                                March 31, 1995



                               California     Connecticut       Florida     Massachusetts      Michigan
                                Limited         Limited         Limited        Limited          Limited
                               Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
                             ------------    ------------    ------------    ------------   --------------
Assets:
 Investments -
  Identified cost             $77,371,691     $16,798,633    $159,193,575    $116,297,486     $31,435,798
  Unrealized appreciation
  (depreciation)                  607,822         (46,451)        856,484         (32,101)        513,393
                               -----------    -----------    ------------     ----------     ------------
 Total investments, at
  value (Note 1A)             $77,979,513     $16,752,182    $160,050,059    $116,265,385     $31,949,191
 Cash                           1,070,826         253,941         685,471         980,641       1,583,334
 Receivable for
  investments sold              3,005,286              --       1,684,454              --          30,000
 Interest receivable            1,378,360         312,099       3,844,054       1,869,231         703,855
 Receivable from the
  Investment Adviser
   (Note 2)                        --               8,932         --              --               --
 Deferred organization
  expenses
   (Note 1D)                        4,665           4,928          13,004          12,629           6,494
                               -----------    -----------    ------------     ----------     ------------
     Total assets             $83,438,650     $17,332,082    $166,277,042    $119,127,886     $34,272,874
                               -----------    -----------    ------------     ----------     ------------

Liabilities:
 Payable for investments
  purchased                   $ 1,091,135     $    15,514    $  1,689,935    $         --     $ 1,072,510
 Payable to affiliates -
  Trustees' fee                     1,003              27           1,767           1,331             273
  Custodian fees                    1,235              --           3,829           5,110           1,004
 Accrued expenses                   1,552             923           2,596           1,903           1,071
                               -----------    -----------    -----------     -----------     ------------
     Total liabilities        $ 1,094,925     $    16,464    $  1,698,127    $      8,344     $ 1,074,858
                               -----------    -----------     -----------    -----------     ------------
 Net Assets applicable to
  investors' interest in
   Portfolio                  $82,343,725     $17,315,618    $164,578,915    $119,119,542     $33,198,016
                               ===========    ===========    ============     ===========     ============

Sources of Net Assets:
 Net proceeds from capital
  contributions and
   withdrawals                $81,805,606     $17,375,669    $163,865,237    $119,251,947     $32,711,824
 Unrealized appreciation
  (depreciation) of
   investments and
  financial futures
  contracts  (computed on
  the basis of identified
  cost)                           538,119         (60,051)        713,678        (132,405)        486,192
                               -----------     -----------    ------------    -----------     ------------
     Total                    $82,343,725     $17,315,618    $164,578,915    $119,119,542     $33,198,016
                               ===========     ===========    ============    ===========     ============


  See notes to financial statements

                     Statements of Assets and Liabilities
                                March 31, 1995

                               New Jersey      New York          Ohio         Pennsylvania
                                Limited         Limited         Limited         Limited
                               Portfolio       Portfolio       Portfolio       Portfolio
                             ------------    ------------    ------------    --------------
Assets:
 Investments -
  Identified cost             $94,130,013    $167,253,911     $37,781,415     $112,552,704
  Unrealized appreciation
  (depreciation)                  683,168        (782,083)        526,846          168,975
                                ----------      ----------      ----------    ------------
 Total investments, at
  value (Note 1A)             $94,813,181    $166,471,828     $38,308,261     $112,721,679
 Cash                             683,461       1,610,687         482,147          243,522
 Receivable for
  investments sold              1,087,042       3,102,308       1,052,397               --
 Interest receivable            1,791,795       3,172,087         861,001        1,702,306
 Deferred organization
  expenses (Note 1D)                5,475           7,935           5,126            8,263
                                ----------      ----------      ----------    ------------
     Total assets             $98,380,954    $174,364,845     $40,708,932     $114,675,770
                                ----------      ----------      ----------    ------------

Liabilities:
 Payable for investments
  purchased                   $ 1,094,769    $    723,659     $ 1,271,764     $  1,062,785
 Payable to affiliates -
  Trustees' fee                     1,331           1,767             273            1,331
  Custodian fees                    3,285           4,378             501            3,500
 Accrued expenses                   1,894           2,617           1,020            2,109
                                ----------      ----------      ----------    ------------
     Total liabilities        $ 1,101,279    $    732,421     $ 1,273,558     $  1,069,725
                                ----------      ----------      ----------    ------------
 Net Assets applicable to
  investors' interest in
  Portfolio                   $97,279,675    $173,632,424     $39,435,374     $113,606,045
                                ==========      ==========      ==========    ============

Sources of Net Assets:
 Net proceeds from capital
  contributions and
  withdrawals                 $96,678,111    $174,562,413     $38,940,829     $113,532,274
 Unrealized appreciation
  (depreciation) of
  investments  and
  financial futures
  contracts (computed on
  the basis
   of identified cost)            601,564        (929,989)        494,545           73,771
                                ----------      ----------      ----------    ------------
     Total                    $97,279,675    $173,632,424     $39,435,374     $113,606,045
                                ==========      ==========      ==========    ============

                           Statements of Operations
                          Year Ended March 31, 1995

                          California   Connecticut     Florida     Massachusetts    Michigan      New Jersey
                            Limited      Limited       Limited        Limited        Limited        Limited
                           Portfolio    Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                           ----------    ----------    ----------  ------------     ----------   ------------
Investment Income:
 Interest income         $ 4,804,758    $ 903,585    $ 9,416,263    $ 6,570,429    $ 1,900,442    $ 5,395,521
                            --------      --------      --------      ----------      --------      ----------
 Expenses -
  Investment
     adviser fee
     (Note 2)            $   418,800    $  80,031    $   821,095    $   559,365    $   163,811    $   468,562
  Compensation of
     Trustees
     not members of
     the Investment
     Adviser's
     organization              5,688          126         10,020          5,526          1,544          5,489
  Custodian fees
    (Note 2)                  11,626        9,588         35,497         29,628         10,848         26,901
  Printing and Postage         3,262        2,791          2,985          3,756          2,324          3,281
  Legal and accounting
    services                  19,144       14,328         21,962         18,364         13,507         18,006
  Bond pricing                16,118        6,779         17,906         14,823          8,093         14,749
  Amortization of
     organization
    expenses (Note 1D)         1,511        2,212          4,204          4,088          2,746          1,789
  Miscellaneous               10,845        2,604         18,736         22,047          7,245         16,105
                            --------      --------      --------      ----------      --------      ----------
   Total expenses        $   486,994    $ 118,459    $   932,405    $   657,597    $   210,118    $   554,882
                            --------      --------      --------      ----------      --------      ----------
 Deduct -
  Reduction of
     investment
     adviser fee
     (Note 2)            $        --    $  80,031    $        --    $        --    $    40,822    $        --
  Allocation of
     expenses to the
     Investment
     Adviser (Note 2)             --        8,932             --             --             --             --
                            --------      --------      --------      ----------      --------      ----------
    Total                $        --    $  88,963    $        --    $        --    $    40,822    $        --
                            --------      --------      --------      ----------      --------      ----------
    Net expenses         $   486,994    $  29,496    $   932,405    $   657,597    $   169,296    $   554,882
                            --------      --------      --------      ----------      --------      ----------
     Net investment
        income           $ 4,317,764    $ 874,089    $ 8,483,858    $ 5,912,832    $ 1,731,146    $ 4,840,639
                            --------      --------      --------      ----------      --------      ----------
Realized and
  Unrealized Gain
  (Loss) on
  Investments:
 Net realized gain
  (loss) -
  Investment
     transactions
    (identified cost
     basis)              $(3,519,469)   $(578,837)   $(4,033,759)   $(2,073,644)   $(1,928,641)   $(2,408,584)
  Financial futures
  contracts                  (22,154)      16,812        (38,678)       (27,308)        38,909        (24,401)
                            --------      --------      --------      ----------      --------      ----------
    Net realized loss    $(3,541,623)   $(562,025)   $(4,072,437)   $(2,100,952)   $(1,889,732)   $(2,432,985)
                            --------      --------      --------      ----------      --------      ----------
 Change in unrealized
  appreciation
   (depreciation) -
   Investments           $ 3,056,891    $ 603,425    $ 5,210,496    $ 2,892,913    $ 1,976,443    $ 3,014,662
   Financial futures
     contracts               (69,703)     (29,499)      (142,806)      (100,304)       (62,974)       (81,604)
                            --------      --------      --------      ----------      --------      ----------
    Net unrealized
  appreciation
      of investments     $ 2,987,188    $ 573,926    $ 5,067,690    $ 2,792,609    $ 1,913,469    $ 2,933,058
                            --------      --------      --------      ----------      --------      ----------
    Net realized and
       unrealized gain
       (loss)            $  (554,435)   $  11,901    $   995,253    $   691,657    $    23,737    $   500,073
                            --------      --------      --------      ----------      --------      ----------
      Net increase in
        net assets
        from
        operations       $ 3,763,329    $ 885,990    $ 9,479,111    $ 6,604,489    $ 1,754,883    $ 5,340,712
                            ========      ========      ========      ==========      ========      ==========

                            Statements of Operations
                          Year Ended March 31, 1995


                           New York        Ohio        Pennsylvania
                            Limited      Limited         Limited
                           Portfolio    Portfolio       Portfolio
                           ---------    ---------       ---------
Investment Income:
 Interest income         $ 9,774,315   $ 2,174,340     $ 6,406,100
                            --------      --------     ------------
 Expenses -
  Investment adviser
     fee (Note 2)        $   845,836   $   185,368     $   554,521
  Compensation of
     Trustees
     not members of
     the Investment
     Adviser's
     organization             10,020         1,543           7,552
  Custodian fees
     (Note 2)                 36,810        11,030          29,811
  Printing and postage         2,496         2,773           2,750
  Legal and accounting
     services                 19,299        13,808          18,010
  Bond pricing                22,059         8,989          16,937
  Amortization of
     organization
     expenses
     (Note 1D)                 2,570         2,237           2,671
  Miscellaneous               13,619         5,289          11,789
                            --------      --------     ------------
   Total expenses        $   952,709   $   231,037     $   644,041
                            --------      --------     ------------

 Deduct -
  Reduction of
  investment adviser
  fee (Note 2)                    --        44,856              --
                            --------      --------     ------------
    Net expenses         $   952,709   $   186,181     $   644,041
                            --------      --------     ------------
     Net investment
  income                 $ 8,821,606   $ 1,988,159     $ 5,762,059
                            --------      --------     ------------
Realized and
  Unrealized Gain
  (Loss) on
  Investments:
 Net realized gain
  (loss) -
  Investment
  transactions
  (identified cost
  basis)                 $(2,924,669)  $(1,886,650)    $(1,961,065)
  Financial futures
  contracts                  (45,618)       37,751         (28,867)
                            --------      --------     ------------
     Net realized loss   $(2,970,287)  $(1,848,899)    $(1,989,932)
                            --------      --------     ------------
 Change in unrealized
  appreciation
  (depreciation) -
   Investments           $ 3,465,809   $ 2,007,555     $ 2,658,874
   Financial futures
   contracts                 (47,906)      (68,074)        (95,204)
                            --------      --------     ------------
    Net unrealized
       appreciation of
       investments       $ 3,317,903   $ 1,939,481     $ 2,563,670
                            --------      --------     ------------
     Net realized and
        unrealized
        gain             $   347,616   $    90,582     $   573,738
                            --------      --------     ------------
      Net increase in
         net assets
         from
         operations      $ 9,169,222   $ 2,078,741     $ 6,335,797
                            ========      ========     ============

See notes to financial statements

                     Statements of Changes in Net Assets
                          Year Ended March 31, 1995



                         California    Connecticut      Florida      Massachusetts    Michigan      New Jersey
                           Limited       Limited        Limited         Limited        Limited        Limited
                          Portfolio     Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
                        ------------     ----------   ------------   ------------     ----------   ------------
Increase (Decrease)
  in Net Assets:
 From operations -
  Net investment
  income                $  4,317,764   $   874,089    $  8,483,858   $  5,912,832   $  1,731,146   $  4,840,639
  Net realized loss
  on investments          (3,541,623)     (562,025)     (4,072,437)    (2,100,952)    (1,889,732)    (2,432,985)
  Net unrealized
  appreciation of
  investments              2,987,188       573,926       5,067,690      2,792,609      1,913,469      2,933,058
                         ------------   ----------     -----------    ------------    ----------    ------------
   Net increase in
    net assets
    from
    operations          $  3,763,329   $   885,990    $  9,479,111   $  6,604,489   $  1,754,883   $  5,340,712
                         ------------   ----------     -----------    ------------    ----------    ------------

 Capital
  transactions -
  Contributions         $ 14,449,584   $ 4,383,626    $ 29,535,670   $ 17,263,223   $  8,180,397   $ 13,706,598
  Withdrawals            (31,573,058)   (4,720,895)    (60,412,518)   (24,520,587)   (12,345,746)   (24,715,358)
                         ------------   ----------     -----------    ------------    ----------    ------------
   Decrease in net
    assets resulting
    from capital
    transactions        $(17,123,474)  $  (337,269)   $(30,876,848)  $ (7,257,364)  $ (4,165,349)  $(11,008,760)
                         ------------   ----------     -----------    ------------    ----------    ------------
    Total decrease
      in net assets     $(13,360,145)  $   548,721    $(21,397,737)  $   (652,875)  $ (2,410,466)  $ (5,668,048)

Net Assets:
 At beginning of
  year                    95,703,870    16,766,897     185,976,652    119,772,417     35,608,482    102,947,723
                         ------------   ----------     -----------    ------------    ----------    ------------
 At end of year         $ 82,343,725   $17,315,618    $164,578,915   $119,119,542   $ 33,198,016   $ 97,279,675
                         ============   ==========     ===========    ============    ==========    ============

                     Statements of Changes in Net Assets
                          Year Ended March 31, 1994*

                             New York           Ohio          Pennsylvania
                             Limited           Limited          Limited
                            Portfolio         Portfolio        Portfolio
                            ---------         ---------        ---------
Increase (Decrease) in
Net Assets:
 From operations -
  Net investment
  income                   $  8,821,606      $ 1,988,159      $  5,762,059
  Net realized loss on
  investments                (2,970,287)      (1,848,899)       (1,989,932)
  Net unrealized
  appreciation of
  investments                 3,317,903        1,939,481         2,563,670
                            ------------      ------------     ------------
   Net increase in net
  assets from
  operations               $  9,169,222      $ 2,078,741      $  6,335,797
                            ------------      ------------     ------------

 Capital transactions -
  Contributions            $ 23,864,886      $ 8,548,567      $ 15,664,244
  Withdrawals               (43,169,334)      (9,169,484)      (32,013,516)
                            ------------      ------------     ------------
   Decrease in net
    assets resulting
    from capital
    transactions           $(19,304,448)     $  (620,917)     $(16,349,272)
                            ------------      ------------     ------------
    Total decrease in
     net assets            $(10,135,226)     $ 1,457,824      $(10,013,475)

Net Assets:
 At beginning of year       183,767,650       37,977,550       123,619,520
                            ------------      ------------     ------------
 At end of year            $173,632,424      $39,435,374      $113,606,045
                            ============      ============     ============

                     Statements of Changes in Net Assets
                          Year Ended March 31, 1994*



                         California      Connecticut       Florida       Massachusetts      Michigan
                           Limited         Limited         Limited          Limited          Limited
                          Portfolio       Portfolio       Portfolio        Portfolio        Portfolio
                        ------------    -------------   -------------    -------------    -------------
Increase (Decrease)
  in Net Assets:
 From operations -
  Net investment
  income                $  2,802,105     $   354,621     $  5,946,799     $  4,057,072     $   843,622
  Net realized gain
  (loss) on
  investment
  transactions               129,629         (17,294)         296,913          217,716         (57,075)
  Net unrealized
  depreciation of
  investments             (3,284,957)       (633,977)      (6,680,426)      (4,096,978)     (1,427,277)
                           ----------     -----------      -----------      -----------     -----------
   Net increase
  (decrease) in net
  assets from
  operations            $   (353,223)    $  (296,650)    $   (436,714)    $    177,810     $  (640,730)
                           ----------     -----------      -----------      -----------     -----------

 Capital
  transactions -
  Contributions         $105,261,603     $17,919,749     $211,148,713     $132,347,508     $38,455,113
  Withdrawals             (9,304,530)       (956,212)     (24,835,367)     (12,852,921)     (2,305,911)
                           ----------     -----------      -----------      -----------     -----------
   Increase in net
  assets resulting
  from capital
  transactions          $ 95,957,073     $16,963,537     $186,313,346     $119,494,587     $36,149,202
                           ----------     -----------      -----------      -----------     -----------
    Total increase
     in net assets      $ 95,603,850     $16,666,887     $185,876,632     $119,672,397     $35,508,472

Net Assets:
 At beginning of
  period                     100,020         100,010          100,020          100,020         100,010
                           ----------     -----------      -----------      -----------     -----------
 At end of period       $ 95,703,870     $16,766,897     $185,976,652     $119,772,417     $35,608,482
                           ==========     ===========      ===========      ===========     ===========


* For the California Limited Portfolio, Connecticut Limited Portfolio, Florida Limited Portfolio, Massachusetts Limited Portfolio, and Michigan Limited Portfolio, the Statement of Changes in Net Assets is for the period from the start of business May 3, 1993, April 16, 1993, May 3, 1993, May 3, 1993 and April 16, 1993, respectively, to March 31, 1994.

                      Statements of Changes in Net Assets
                          Year Ended March 31, 1994*

                            New Jersey        New York            Ohio           Pennsylvania
                             Limited           Limited           Limited           Limited
                            Portfolio         Portfolio         Portfolio         Portfolio
                          --------------   --------------    --------------     ---------------
Increase (Decrease) in
  Net Assets:
 From operations -
  Net investment
  income                   $  3,526,614     $  6,189,145       $   837,038       $  4,067,028
  Net realized gain
  (loss) on investment
  transactions                  285,340          168,212          (131,010)           206,170
  Net unrealized
  depreciation of
  investments                (3,695,086)      (6,400,987)       (1,444,936)        (4,176,636)
                            ------------      ------------      ------------    --------------
   Net increase
    (decrease) in net
    assets from
    operations             $    116,868     $    (43,630)      $  (738,908)      $     96,562
                            ------------      ------------      ------------    --------------

 Capital transactions -
  Contributions            $114,051,083     $197,911,959       $41,021,920       $133,644,656
  Withdrawals               (11,320,248)     (14,200,699)       (2,405,472)       (10,221,718)
                            ------------      ------------      ------------    --------------
   Increase in net
    assets resulting
    from capital
    transactions           $102,730,835     $183,711,260       $38,616,448       $123,422,938
                            ------------      ------------      ------------    --------------
    Total increase in
     net assets            $102,847,703     $183,667,630       $37,877,540       $123,519,500

Net Assets:
 At beginning of
  period                        100,020          100,020           100,010            100,020
                            ------------      ------------      ------------    --------------
 At end of period          $102,947,723     $183,767,650       $37,977,550       $123,619,520
                            ============      ============      ============    ==============


* For the New Jersey Limited Portfolio, New York Limited Portfolio, Ohio Limited Portfolio, and Pennsylvania Limited Portfolio, the Statement of Changes in Net Assets is for the period from the start of business May 3, 1993, May 3, 1993, April 16, 1993, and May 3, 1993, respectively, to March 31, 1994.

                               Supplementary Data

                                   California              Connecticut
                               Limited Portfolio        Limited Portfolio
                              --------------------    ----------------------
                              Year Ended March 31,     Year Ended March 31,
                                1995       1994**       1995        1994*
                              --------    --------     --------   ----------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                    0.53%       0.46%+      0.17%        0.00%+
 Net investment income           4.72%       4.50%+      4.95%        4.53%+
Portfolio Turnover                 56%          6%         73%          39%
Net Assets, end of period
  (000 omitted)               $82,344     $95,704     $17,316      $16,767

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
        Net expenses                       0.52%+      0.67%        0.62%+
   Net investment income                   4.44%+      4.45%        3.92%+

 + Annualized.

 * For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, May 3, 1993, to March 31, 1994.


                                    Florida               Massachusetts
                               Limited Portfolio        Limited Portfolio
                              --------------------    ----------------------
                              Year Ended March 31,     Year Ended March 31,
                                1995       1994*        1995        1994*
                              --------    --------     --------   ----------
Ratios (As a percentage of
  average daily net
  assets):
 Net expenses                     0.52%       0.49%+      0.54%        0.52%+
 Net investment income            4.73%       4.53%+      4.90%        4.57%+
Portfolio Turnover                  44%          8%         46%           8%
Net Assets, end of period
  (000 omitted)               $164,579    $185,977    $119,120     $119,772

+ Annualized.
* For the period from the start of business, May 3, 1993, to March 31, 1994.


See notes to financial statements

                               Supplementary Data

                                    Michigan                New Jersey
                               Limited Portfolio        Limited Portfolio
                              --------------------    ----------------------
                              Year Ended March 31,     Year Ended March 31,
                                1995       1994*        1995        1994**
                               -------     -------     -------      --------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                    0.48%       0.00%+      0.54%         0.54%+
 Net investment income           4.88%       4.62%+      4.73%         4.53%+
Portfolio Turnover                111%         30%         44%           10%
Net Assets, end of period
  (000 omitted)               $33,198     $35,608     $97,280      $102,948

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
  average daily net
  assets):
 Net expenses                    0.59%        0.54%+
 Net investment income           4.77%        4.08%+

+ Annualized.
* For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, May 3, 1993, to March 31, 1994.

                                    New York                   Ohio
                               Limited Portfolio        Limited Portfolio
                              --------------------    ----------------------
                              Year Ended March 31,     Year Ended March 31,
                                1995       1994**       1995        1994*
                              --------    --------     --------   ----------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                     0.52%       0.47%+     0.46%        0.00%+
 Net investment income            4.79%       4.50%+     4.96%        4.68%+
Portfolio Turnover                  31%          5%       120%          33%
Net Assets, end of period
  (000 omitted)               $173,632    $183,768    $39,435      $37,978

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
        Net expenses                                   0.58%        0.54%+
   Net investment income                               4.84%        4.14%+

 + Annualized.
 * For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, May 3, 1993, to March 31, 1994.

                             Supplementary Data

                                  Pennsylvania
                               Limited Portfolio
                              --------------------
                              Year Ended March 31,
                                1995       1994*
                               -------     -------
Ratios (As a percentage of
  average daily net
  assets):
 Net expenses                     0.53%       0.50%+
 Net investment income            4.77%       4.59%+
Portfolio Turnover                  39%         12%
Net Assets, end of period
  (000 omitted)               $113,606    $123,620

+ Annualized.
* For the period from the start of business, May 3, 1993, to March 31, 1994.

                        Notes to Financial Statements

(1) Significant Accounting Policies

California Limited Maturity Tax Free Portfolio (California Limited Portfolio), Connecticut Limited Maturity Tax Free Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Tax Free Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Tax Free Portfolio (Massachusetts Limited Portfolio), Michigan Limited Maturity Tax Free Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Tax Free Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Tax Free Portfolio (New York Limited Portfolio), Ohio Limited Maturity Tax Free Portfolio (Ohio Limited Portfolio), and Pennsylvania Limited Maturity Tax Free Portfolio (Pennsylvania Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. Financial Futures Contracts - Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. When-issued and Delayed Delivery Transactions - The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

G. Other - Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates



The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1995, each Portfolio paid advisory fees as follows:

                             Year Ended March 31, 1995
                          -------------------------------
Portfolio                   Amount       Effective Rate*
----------------------     ----------   -----------------
California Limited         $418,800           0.46%
Connecticut Limited          80,031           0.45%
Florida Limited             821,095           0.46%
Massachusetts Limited       559,365           0.46%
Michigan Limited            163,811           0.46%
New Jersey Limited          468,562           0.46%
New York Limited            845,836           0.46%
Ohio Limited                185,368           0.46%
Pennsylvania Limited        554,521           0.46%

To enhance the net income of the Connecticut Limited Portfolio, Michigan Limited Portfolio, and Ohio Limited Portfolio, BMR made a reduction of its fees in the amounts of $80,031, $40,822, and $44,856, respectively, for the year ended March 31, 1995. In addition, $8,932 of other expenses related to the operation of the Connecticut Limited Portfolio was allocated to BMR for the year ended March 31, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended March 31, 1995, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets.


(3) Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended March 31, 1995 were as follows:


                   California      Connecticut        Florida        Massachusetts       Michigan
                    Limited          Limited          Limited           Limited           Limited
                   Portfolio        Portfolio        Portfolio         Portfolio         Portfolio
                  -------------    -------------    -------------    --------------   ---------------
Purchases         $49,423,074      $11,938,912      $76,240,441       $49,735,461       $35,718,992
Sales              66,171,820       11,617,088       97,800,247        51,252,061        37,226,706

                   New Jersey        New York           Ohio         Pennsylvania
                    Limited          Limited          Limited          Limited
                   Portfolio        Portfolio        Portfolio        Portfolio
                  -------------    -------------    -------------    -------------
Purchases         $45,114,351      $56,299,534      $48,849,849      $32,023,630
Sales              51,961,803       68,916,661       46,855,409       42,994,261

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at March 31, 1995, as computed on a federal income tax basis, are as follows:

                         California      Connecticut       Florida       Massachusetts       Michigan
                           Limited         Limited         Limited          Limited           Limited
                          Portfolio       Portfolio       Portfolio        Portfolio         Portfolio
                        ------------    -------------   -------------    -------------     --------------
Aggregate cost           $77,371,691     $16,798,633     $159,193,575     $116,297,486      $31,435,798
                           ==========     ===========      ===========      ===========    =============
Gross unrealized
  appreciation           $   855,715     $   166,927     $  2,073,789     $    972,467      $   625,757
Gross unrealized
  depreciation               247,893         213,378        1,217,305        1,004,568          112,364
                           ----------     -----------      -----------      -----------    -------------
 Net unrealized
  appreciation
   (depreciation)        $   607,822     $   (46,451)    $    856,484     $    (32,101)     $   513,393
                           ==========     ===========      ===========      ===========    =============

                         New Jersey       New York           Ohio         Pennsylvania
                           Limited         Limited         Limited           Limited
                          Portfolio       Portfolio       Portfolio         Portfolio
                        ------------    -------------   -------------     --------------
Aggregate cost           $94,130,013    $167,253,911     $37,781,415      $112,552,704
                           ==========     ===========      ===========     =============
Gross unrealized
  appreciation           $ 1,321,485    $  1,177,544     $   612,289      $  1,402,132
Gross unrealized
  depreciation               638,318       1,959,627          85,443         1,233,157
 Net unrealized
  appreciation
   (depreciation)        $ 1,321,486    $   (782,083)    $   526,846      $    168,975
                           ==========     ===========      ===========     =============

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the year.

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off- balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 1995 is as follows:

                          Futures
                         Contract
                        Expiration                                          Net Unrealized
Portfolio                  Date               Contracts         Position     Depreciation
California Limited         6/95        41 US Treasury Bonds        Short       $ 69,703
Connecticut Limited        6/95         8 US Treasury Bonds        Short         13,600
Florida Limited            6/95        84 US Treasury Bonds        Short        142,806
Massachusetts
  Limited                  6/95        59 US Treasury Bonds        Short        100,304
Michigan Limited           6/95        16 US Treasury Bonds        Short         27,201
New Jersey Limited         6/95        48 US Treasury Bonds        Short         81,604
New York Limited           6/95        87 US Treasury Bonds        Short        147,906
Ohio Limited               6/95        19 US Treasury Bonds        Short         32,301
Pennsylvania Limited       6/95        56 US Treasury Bonds        Short         95,204

At March 31, 1995, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditors' Report

To the Trustees and Investors of:
California Limited Maturity Tax Free Portfolio
Connecticut Limited Maturity Tax Free Portfolio
Florida Limited Maturity Tax Free Portfolio
Massachusetts Limited Maturity Tax Free Portfolio
Michigan Limited Maturity Tax Free Portfolio
New Jersey Limited Maturity Tax Free Portfolio
New York Limited Maturity Tax Free Portfolio
Ohio Limited Maturity Tax Free Portfolio
Pennsylvania Limited Maturity Tax Free Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Limited Maturity Tax Free Portfolio, Connecticut Limited Maturity Tax Free Portfolio, Florida Limited Maturity Tax Free Portfolio, Massachusetts Limited Maturity Tax Free Portfolio, Michigan Limited Maturity Tax Free Portfolio, New Jersey Limited Maturity Tax Free Portfolio, New York Limited Maturity Tax Free Portfolio, Ohio Limited Maturity Tax Free Portfolio, and Pennsylvania Limited Maturity Tax Free Portfolio, as of March 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the years in the two-year period ended March 31, 1995. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1995, by correspondence with the custodian and brokers; where replies were received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Limited Maturity Tax Free Portfolio, Connecticut Limited Maturity Tax Free Portfolio, Florida Limited Maturity Tax Free Portfolio, Massachusetts Limited Maturity Tax Free Portfolio, Michigan Limited Maturity Tax Free Portfolio, New Jersey Limited Maturity Tax Free Portfolio, New York Limited Maturity Tax Free Portfolio, Ohio Limited Maturity Tax Free Portfolio, and Pennsylvania Limited Maturity Tax Free Portfolio at March 31, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                         DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 5, 1995

                             Investment Management

Funds         Officers                              Independent Trustees

              Thomas J. Fetter                      Donald R. Dwight
              President                             President, Dwight Partners, Inc.
                                                    Chairman, Newspaper of
              James B. Hawkes                       New England, Inc.
              Vice President, Trustee
                                                    Samuel L. Hayes, III
              Robert B. MacIntosh                   Jacob H. Schiff Professor of
              Vice President                        Investment Banking, Harvard University
                                                    Graduate School of Business Administration
              James L. O'Connor
              Treasurer                             Norton H. Reamer
                                                    President and Director,
              Thomas Otis                           United Asset Management Corporation
              Secretary
                                                    John L. Thorndike
              James F. Alban                        Director, Fiduciary Company Incorporated
              Assistant Treasurer
                                                    Jack L. Treynor
              Douglas C. Miller                     Investment Adviser
              Assistant Treasurer                   and Consultant

              Janet E. Sanders
              Assistant Treasurer and
              Assistant Secretary

              A. John Murphy
              Assistant Secretary

Portfolios    Officers                              Raymond E. Hender
                                                    California, Florida, Massachusetts,
              Thomas J. Fetter                      New York, and Pennsylvania Limited
              President                             Maturity Tax Free Portfolios

              James B. Hawkes                       Independent Trustees
              Vice President, Trustee
                                                    Donald R. Dwight
              Robert MacIntosh                      President, Dwight Partners, Inc.
              Vice President                        Chairman, Newspaper of
                                                    New England, Inc.
              James L. O'Connor
              Treasurer                             Samuel L. Hayes, III
                                                    Jacob H. Schiff Professor of
              Thomas Otis                           Investment Banking, Harvard University
              Secretary                             Graduate School of Business Administration

              James F. Alban                        Norton H. Reamer
              Assistant Treasurer                   President and Director,
                                                    United Asset Management Corporation
              Janet E. Sanders
              Assistant Treasurer and               John L. Thorndike
              Assistant Secretary                   Director, Fiduciary Company Incorporated

              A. John Murphy                        Jack L. Treynor
              Assistant Secretary                   Investment Adviser
                                                    and Consultant
              Portfolio Managers

              William H. Ahern
              Connecticut, Michigan, New
              Jersey, and Ohio Limited
              Maturity Tax Free Portfolios

Portfolios Investment Adviser

Boston Management and Research
24 Federal Street
Boston, MA 02110

Funds Administrator

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent

The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

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
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
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


                         Eaton Vance Investment Trust
                              24 Federal Street
                               Boston, MA 02110

                                                                    C-9LTFCSRC